PNC

Equity and Fixed Income Funds

A and C Shares

PROSPECTUS	September 28, 2007

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

As with all mutual funds, the Securities and Exchange Commission makes no determination about the merits of these funds’ shares or the accuracy or completeness of this prospectus. Anyone who tells you otherwise is committing a crime.

www.pncmutualfunds.com

Inside This Prospectus

About the Funds |

Inside this prospectus is information about the equity and fixed income portfolios offered by the PNC Funds: the Growth & Income Fund, the Equity Income Fund, the Equity Growth Fund, the Capital Opportunities Fund, the International Equity Fund, the Diversified Real Estate Fund, the Limited Maturity Bond Fund, the Total Return Bond Fund, the Maryland Tax-Exempt Bond Fund, the Tax-Exempt Limited Maturity Bond Fund and the National Tax-Exempt Bond Fund.

On the following pages, you will find information about each fund’s investment goal, the strategies each fund uses to pursue that goal, the risks that could affect performance, the past performance for each fund measured on both a year-by-year and long-term basis and the fees and expenses you will pay as a shareholder in each fund.

Remember that mutual funds are investments, not bank deposits. They are not backed or guaranteed by PNC Bank, nor are they insured by, issued by, guaranteed by or obligations of the FDIC, the Federal Reserve Board, any government agency or any bank and the fund shares involve investment risks, including the loss of value. Their share prices will go up and down and you could lose money by investing in them.

1

FUND NUMBERS	|	Class A: 431 Class C: 433	TICKER SYMBOLS	|	Class A: PGIAX Class C: PVCEX

Growth & Income Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth, with income as a secondary goal.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in common-stocks of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion

>	Under normal market conditions, investing at least 65% of its total assets in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes have above-average prospects for growth

>	Investing in securities of domestic and foreign issuers

>	Using disciplined buy/sell process that typically combines quantitative and qualitative analysis

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever category performs better during a given period.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

2	|	About the Fund

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS, including maximum sales charge

(%, as of 12/31/06)

Class A	1 Year	5 Year	10 Year
Before Taxes	6.56%	4.37%	7.51%

After taxes on distributions (assumes shares are still held)	3.67%	3.53%	6.05%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	7.12%	3.58%	6.09%

Class C
Before Taxes	10.40%	4.86%	7.49%

Index
S&P 500 Index (an unmanaged index comprised of 500 widely held common U.S. stocks)	15.81%	6.19%	8.42%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 22.03% 4Q 1998

WORST QUARTER: -13.63% 1Q 2001

YTD RETURN as of 6/30/07: 6.57%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

Growth & Income Fund	|	3

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.60%	0.60%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.20%	0.20%

Total Fund Operating Expenses*	1.30%	1.80%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.28% for Class A and 1.78% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.28% for Class A and 1.78% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$601	$868	$1154	$1968
Class C Shares
If you sold your shares at period’s end	$283	$566	$975	$2116
If you still held your shares	$183	$566	$975	$2116

This example is for comparison only. Your actual costs may be higher or lower.

4	|	Growth & Income Fund

This fund may be appropriate for shareholders seeking long-term growth and income with somewhat less potential volatility than the overall stock market.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 65% of total assets in equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector.

In managing the fund, the adviser chooses stocks using a blend of growth and value strategies. The adviser looks for companies that appear to have above-average prospects for growth and whose stocks are currently selling at an attractive price relative to other measures of worth. The adviser also looks for a history of growth of sales, earnings and dividends.

The adviser uses a disciplined buy/sell process that typically combines quantitative and qualitative analysis. The adviser typically analyzes company financial statements as well as industry and economic trends. It also seeks to develop an understanding of a company’s products and management. Based on the resulting data and observations, the fund establishes a target value for a stock. Reasons for the fund to sell a stock include an actual or anticipated weakening of a company’s fundamentals or outlook, when the stock reaches a target price, or when the adviser believes that further price rises are not on the horizon.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

>	repurchase agreements

Principal policies/limits

>	No more than 25% of total assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs.

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $88.76 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the New York Stock Exchange (“NYSE”). By contrast, an

“unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appear to have above-average potential for growth of revenue, earnings and stock price over time.

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining

Growth & Income Fund	|	5

product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk   Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders.

6	|	Growth & Income Fund

FUND NUMBERS	|	Class A: 667 Class C: 669	TICKER SYMBOLS	|	Class A: PEQAX Class C: PEYCX

Equity Income Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is current income and long-term capital growth consistent with reasonable risk.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in income producing equities of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion

>

Under normal circumstances, investing at least 80% of its net assets (which includes borrowings for investment purposes) in income-producing equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes will produce above-average dividend yields and “out of favor stocks” that are currently selling at an attractive price relative to other measures of worth

>	Investing in securities of domestic and foreign issuers

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Value Investing Risk  The fund’s performance may lag that of other types of stock funds during times when value stocks don’t perform as well as other types of stocks, such as growth stocks.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

About the Fund	|	7

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS, including maximum sales charge

(%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	13.27%	5.00%	2.78%

After taxes on distributions (assumes shares are still held)	10.57%	4.24%	0.42%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	11.85%	4.16%	1.47%

Class C
Before Taxes	17.03%	5.59%	2.88%

Index
Russell 1000 ® Value Index (an unmanaged index generally representative of the U.S. large cap value stock market )	22.21%	10.85%	8.12%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar

chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 14.07% 2Q 2003

WORST QUARTER: -17.25% 3Q 2002

YTD RETURN as of 6/30/07: 5.64%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

8	|	Equity Income Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.60%	0.60%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.27%	0.27%

Total Fund Operating Expenses*	1.37%	1.87%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.28% for Class A and 1.78% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.28% for Class A and 1.78% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$608	$888	$1189	$2043
Class C Shares
If you sold your shares at period’s end	$290	$588	$1011	$2190
If you still held your shares	$190	$588	$1011	$2190

This example is for comparison only. Your actual costs may be higher or lower.

Equity Income Fund	|	9

Shareholders who want to take a more conservative approach

to long-term investing may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in income-producing equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular companies or market sectors. The fund has an objective of maintaining a dividend yield that is above-average and over time, realizing a growth of dividend income. This results in a focus concentration on the stocks of companies expected to increase their dividend at an above-average rate.

In managing the fund, the adviser looks for stocks it believes will produce above-average dividend yields and “out-of-favor stocks” that are currently selling at an attractive price relative to other measures of worth. The adviser also looks for a history of growth of sales, earnings and dividends.

Reasons for the adviser to sell a stock include when a stock has met established price targets or has become relatively overvalued compared to other issues, as determined by the adviser. A stock may also be sold as a result of deterioration in the performance of the stock or in the financial condition of the issuer of the stock.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 20% of net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $102.48 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Dividend  A distribution of a portion of profits to a company’s shareholders. Stocks with a history of paying regular quarterly dividends are called “dividend stocks.”

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk   The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not

10	|	Equity Income Fund

favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk   Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Value Investing Risk  Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

Equity Income Fund	|	11

FUND NUMBERS	|	Class A: 670 Class C: 672	TICKER SYMBOLS	|	Class A: PEWAX Class C: PEWCX

Equity Growth Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in common-stocks of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes have potential for above-average growth over the long term

>	Investing in securities of domestic and foreign issuers

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Growth Investing Risk  The fund’s performance may lag that of other types of stock funds during times when growth stocks don’t perform as well as other types of stocks, such as value stocks.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

12	|	About the Fund

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS, including maximum sales charge

(%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	2.28%	-1.62%	-0.97%

After taxes on distributions (assumes shares are still held)	2.28%	-1.64%	-1.58%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	1.49%	-1.38%	-0.90%

Class C
Before Taxes	5.85%	-1.15%	-0.91%

Index
Russell 1000 ® Growth Index (an unmanaged index generally representative of large cap growth stock market)	9.08%	2.69%	1.85%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 24.68% 4Q 1999

WORST QUARTER: -21.68% 3Q 2001

YTD RETURN as of 6/30/07: 8.27%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

Equity Growth Fund	|	13

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.60%	0.60%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.37%	0.37%

Total Fund Operating Expenses*	1.47%	1.97%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.28% for Class A and 1.78% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.28% for Class A and 1.78% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$617	$918	$1240	$2149
Class C Shares
If you sold your shares at period’s end	$300	$618	$1062	$2296
If you still held your shares	$200	$618	$1062	$2296

This example is for comparison only. Your actual costs may be higher or lower.

14	|	Equity Growth Fund

This fund may be appropriate for shareholders who want to pursue above-average long-term returns and can accept the risks that accompany a growth-oriented strategy.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular companies or market sectors.

In managing the fund, the adviser chooses stocks using a growth strategy, meaning that it looks for stocks it believes have potential for above-average growth over the long term. The adviser evaluates various factors used to support future growth such as, a company’s earnings history, risk and volatility of a company’s business, technological advances, good product development and quality of management.

Reasons for the adviser to sell a stock include an adverse change in the projected earnings growth of the company issuing the stock, an immediate fundamental deterioration of the company, or when the adviser believes a stock is overvalued. The adviser will also sell a stock when, as a result of changes in the economy or the performance of the stock or other circumstances, the adviser believes that owning the stock is no longer consistent with the fund’s goal.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 20% of net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $61.6 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appear to have above-average potential for growth of revenue, earnings, and stock price over time.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund

Equity Growth Fund	|	15

makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Growth Investing Risk  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

16	|	Equity Growth Fund

FUND NUMBERS	|	Class A: 440 Class C: 442	TICKER SYMBOLS	|	Class A: PCAAX Class C: PCPCX

Capital Opportunities Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in equities (common and preferred stocks, and securities convertible into common stock) of small companies with market capitalization generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase

>	Investing in securities of companies offering shares in initial public offerings

>	Investing in companies that it believes have potential for above-average growth over the long term

>	Investing in securities of domestic and foreign issuers

>	Blended style of investing, capturing both growth and value investing

>	The adviser may trade securities actively

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

Small-Cap Risk  Because small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

IPO Risk  Prices of IPOs can be highly unstable because of factors such as a lack of company history or profitability, lack of trading history for the stock, the small number of shares available for trading, and limited shareholder information. IPO shares may be hard to buy or sell at a desired time or price. IPO shares may trade indefinitely at prices below their issue price.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

About the Fund	|	17

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge,

(%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	6.01%	8.29%	2.47%

After taxes on distributions (assumes shares are still held)	5.15%	7.92%	2.19%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	5.06%	7.17%	2.09%

Class C
Before Taxes	9.68%	8.73%	2.69%

Index
Russell 2000 ® Index (an unmanaged index considered representative of small-cap stocks)	18.35%	11.38%	8.04%
[1]	7/5/00 for the fund, 6/30/00 for the Index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 27.38% 4Q 2001

WORST QUARTER: -29.76% 3Q 2001

YTD RETURN as of 6/30/07: 7.83%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

18	|	Capital Opportunities Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	1.30%	1.30%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.24%	0.24%

Total Fund Operating Expenses*	2.04%	2.54%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.78% for Class A and 2.28% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.78% for Class A and 2.28% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$672	$1084	$1521	$2731
Class C Shares
If you sold your shares at period’s end	$357	$791	$1350	$2875
If you still held your shares	$257	$791	$1350	$2875

This example is for comparison only. Your actual costs may be higher or lower.

Capital Opportunities Fund	|	19

This fund may be of interest to long-term shareholders who want exposure to both the growth and value segments of the small-cap stock market.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests primarily in the equities of small companies with market capitalization generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase. The fund may also invest in preferred stock and securities convertible into common stock. The fund will primarily invest in U.S. companies and may invest in foreign companies. There is no minimum credit rating for the fund’s investment in convertible securities. By investing in small cap companies, the fund is likely to invest in securities of companies offering shares in initial public offerings (IPOs).

In managing the fund, the adviser divides the fund’s assets into two portfolios — growth and value — and assigns a separate management team to each. The adviser monitors the performance of the two teams as well as the relative outlook for growth stocks and value stocks, and may periodically adjust the percentage of assets assigned to each management team. The adviser may trade securities actively.

In selecting growth stocks for the fund’s portfolio, the growth team utilizes a bottom-up process, which seeks to identify small companies with high expected growth and revenues and that are believed to be leaders, or are expected to become leaders, in their respective market niches. This process involves assessing a stock’s current valuation by reviewing historical factors such as price-to-earnings, price-to-book, and price-to-free cash flow ratios, and revenues, as well as historic projected earnings and growth rates, and evaluating a company by looking at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, the company’s return on equity and the company’s financial and accounting policies.

In selecting value stocks for the fund’s portfolio, the value team identifies small companies whose stock prices appear low relative to their underlying value or future earnings potential. The value team considers the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward, with a focus on stocks whose prices are historically low based on a given financial measure such as profits, book value or cash flow.

The adviser may sell a growth stock as a result of an adverse change in the issuing company’s competitive position or ability to execute its growth plan or because of a significant earnings shortfall. The adviser may sell a value stock when there is a negative change in company fundamentals and/or relative valuations or when price appreciation leads to overvaluation relative to the valuation target.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of small-cap companies

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 25% of total assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

Definitions

Market capitalization, market cap   The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Small-cap company  A company with a relatively small market capitalization. The fund defines small-caps as those with a market cap generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase.

IPO (initial public offering)  The first offering of a company’s stock on the public market.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a boker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appears to have above-average potential for growth of revenue, earnings and stock price over time.

20	|	Capital Opportunities Fund

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When small company stock prices fall, you should expect the value of your investment to fall as well. At times, small company stocks may not perform as well as stocks of large or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated

Capital Opportunities Fund	|	21

conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

IPO Risk  IPOs shares may be hard to buy or sell at a desired time or price. IPOs may be very volatile due to, among other things, shareholder perceptions rather than economic reasons. IPO shares may trade indefinitely at prices below their issue price. If the fund has a small asset base, IPOs may have a significant impact on the fund’s performance. A fund may not experience such an impact on its performance as its assets grow, as it is unlikely that that fund will be able to obtain proportionately larger IPO allocations.

Active Trading  In general, the greater the buying and selling of securities by the fund (turnover rate), the greater the impact that brokerage commissions and other transaction costs will have on the fund’s return. A fund with a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as taxable income. Thus, active trading by the fund could result in higher expenses, lower return and higher taxable distributions for shareholders.

Small-Cap Risk  Smaller companies may suffer more significant losses as well as realize more substantial growth than larger companies because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Investments in such companies tend to be more volatile and somewhat more speculative. In addition, some companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller companies may have more limited trading markets than the markets for securities of larger companies, or may not be publicly traded at all, and may be subject to wide price fluctuations.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice.

22	|	Capital Opportunities Fund

FUND NUMBERS	|	Class A: 437 Class C: 439	TICKER SYMBOLS	|	Class A: PIAEX Class C: PIQIX

International Equity Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing primarily equity securities (common and preferred stocks, rights and warrants) of foreign companies located anywhere in the world of any market capitalization

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equities of foreign companies

>	A multi-manager approach

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever of these categories performs better during a given period.

Geographic and Sector Risk  To the extent the fund emphasizes particular countries, regions, or market sector, any factors affecting that country, region or sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Small-Cap Risk  Because small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Mid-Cap Risk  Returns from mid-capitalization stocks may trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market. Therefore, they often perform quite differently.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Debt Securities Risk  To the extent that the fund invests in debt securities, it takes on the risks of those securities. For instance, debt securities may fall in price when interest rates rise (especially high quality securities) or when the economy deteriorates (especially low quality securities). The fund could lose money if an issuer defaults on its debt, or is expected to; this risk is greater the lower the quality of the security.

Derivatives Risk  Swaps, futures, foreign currency futures and forward contracts are derivative instruments. The fund’s performance could be hurt if a derivative or a market does not perform as anticipated, or if the counterparty to the derivative does not honor its contractual obligations. With some derivatives the fund could lose more money than the cost of the derivative.

Emerging Markets Risk  To the extent that the fund invests in emerging markets, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital.

Currency Risk  The exchange rates between foreign currencies and the U.S. dollar can fluctuate, potentially canceling gains or increasing losses. As a result of such risk, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Rights and Warrants Investment Risk   The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant or that the effective price paid for the right or warrant may exceed the value of the subscribed security’s market price.

About the Fund	|	23

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge, (%, as of 12/31/06)

Class A	1 Year	5 Year	10 Year
Before Taxes	17.24%	13.38%	7.81%

After taxes on distributions (assumes shares are still held)	16.34%	12.94%	6.58%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	12.73%	11.68%	6.24%

Class C
Before Taxes	21.49%	13.93%	7.79%

Index
MSCI All Country World Free ex-U.S. Index (an unmanaged index of foreign securities that reflects a strategic emerging market allocation)	27.16%	16.87%	8.59%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 24.10% 4Q 1999

WORST QUARTER: -15.55% 3Q 1998

YTD RETURN as of 6/30/07: 10.60%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

24	|	International Equity Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	1.22%	1.22%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.32%	0.32%

Total Fund Operating Expenses*	2.04%	2.54%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.78% for Class A and 2.28% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.78% for Class A and 2.28% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$672	$1084	$1521	$2731
Class C Shares
If you sold your shares at period’s end	$357	$791	$1350	$2875
If you still held your shares	$257	$791	$1350	$2875

This example is for comparison only. Your actual costs may be higher or lower.

International Equity Fund	|	25

This fund may be appropriate for growth shareholders who want to diversify a domestic portfolio.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes), in equity securities of foreign companies located anywhere in the world. The fund may invest in foreign companies of any market capitalization. The fund may also invest up to 10% of its net assets in below-investment grade debt securities, also known as junk bonds.

In managing the fund, the adviser uses a multi-manager approach. This approach permits the adviser to select sub-advisers, subject to the approval of the fund’s Board of Directors and the fund’s shareholders, and to allocate the fund’s assets between them. The fund’s assets are divided into two portfolios. The sub-advisers are Julius Baer Investment Management LLC (Julius Baer) and Morgan Stanley Investment Management Limited (Morgan Stanley). The adviser monitors the performance of these sub-advisers as well as the relative outlook for the approach each one uses, and may periodically adjust the percentage of assets assigned to each sub-adviser. The sub-advisers may trade securities actively.

Julius Baer looks for industries and companies whose products and services are in relatively high demand. These may include companies that have above-average earnings potential, are undergoing significant change, or are market leaders in developing industries. Julius Baer also considers expected levels of inflation, government policies or actions, currency relationships, and a region’s or country’s growth prospects. Reasons for Julius Baer to sell a stock include economic changes at the country or regional level, deteriorating stock performance, or a weakening of a company’s financial position.

Morgan Stanley looks for quality companies whose stock prices appear low relative to their long-term intrinsic value. To identify these stocks, Morgan Stanley uses a disciplined, bottom-up approach to examine a universe of approximately 1,200 stocks. Morgan Stanley first looks for those whose prices are low relative to cash flow, book value, or other measures. Morgan Stanley then conducts extensive fundamental analysis with emphasis on free cash-flow generation and return on capital employed. Morgan Stanley considers the strength of a company’s balance sheet and management, the competitiveness of its products, its market position, and industry structure and outlook. Reasons for Morgan Stanley to sell a stock include the stock has reached its fair value target, an actual or anticipated weakening of a company’s fundamentals or outlook, or a more compelling investment opportunity exists.

Principal types of securities the fund may hold

>	Foreign securities, including common stock, preferred stock and rights and warrants (which are convertible into equity securities)

>	EDRs, GDRs and sponsored ADRs

>	Registered investment companies, exchange-traded funds

>	Participation certificates

>	Foreign debt securities of any maturity and credit rating

>	Swaps, futures, foreign currency futures and forward contracts for hedging, to maintain liquidity or for speculative purposes

Principal policies/limits

>	No more than 25% of net assets in securities of issuers from emerging markets

>	No more than 10% of its net assets in junk bonds (generally below BBB)

>	No limit to how much the fund may invest in any given foreign country, but under normal circumstances it invests in at least three countries (and typically many more than that)

Definitions

Foreign company  A company whose business is primarily outside the U.S., or whose stock trades primarily in a non-U.S. stock market.

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Growth strategy  A strategy of seeking stocks that appear to have above-average potential for growth of revenue, earnings and stock price over time.

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Futures contracts and Forward contracts  Contracts that commit parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures differ from forward contracts in that they are traded through

26	|	International Equity Fund

regulated exchanges and the value fluctuates daily.

Swap  A contract between two parties resulting in an agreement to swap the income streams from two different financial instruments.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Geographic and Sector Risk  To the extent that the fund emphasizes particular countries, regions or market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio managers may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and

International Equity Fund	|	27

listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Small-Cap Risk  Smaller companies may suffer more significant losses as well as realize more substantial growth than larger companies because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Investments in such companies tend to be more volatile and somewhat more speculative. In addition, some companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller companies may have more limited trading markets than the markets for securities of larger companies, or may not be publicly traded at all, and may be subject to wide price fluctuations.

Mid-Cap Risk  Mid-cap companies are often in the earlier phase of their life cycles, but are no longer considered new or emerging. By being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Medium-sized companies also tend to have greater resources, and therefore represent less risk, than small companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, they generally have sufficient financial resources and access to capital to finance their growth.

Active Trading   In general, the greater the buying and selling of securities by the fund (turnover rate), the greater the impact that brokerage commissions and other transaction costs will have on the fund’s return. A fund with a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as taxable income. Thus, active trading by the fund could result in higher expenses, lower return and higher taxable distributions for shareholders.

Debt Securities Risk  The fund’s investments in debt securities may lose value because of declines in the bond market. The prices of debt securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, debt securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk.

Emerging Markets Risk  Investments in emerging markets are subject to severe price declines. The economic and political structures of developing nations are less well developed and their financial markets often lack liquidity. The economies of these countries can be very reliant on particular industries and more vulnerable to the flow of international trade, trade barriers, and other disciplinary measures. Certain countries have periods of hyperinflation and currency devaluations. In many of these countries, governments participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Some countries have histories of instability that could cause their governments to act in a detrimental or hostile manner toward private enterprise of foreign investment. The volatility of emerging markets may be heightened by the actions of a few major shareholders. Significant external risks currently affect some emerging countries. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund’s share price to decline.

Derivative Risk  Risks related to derivative investing include: poor correlation of derivative with the security, index or currency for which it relates; use of derivatives for risk management may not have intended effects and which may result in losses or missed opportunities; inability to sell derivative because of an illiquid secondary market; unwillingness

28	|	International Equity Fund

or inability of counterparty to meet its obligation; risk of interest rate movements; and risk that derivatives could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. The use of derivative activities could cause lower returns or even losses to a fund.

Junk Bond Investment Risk  Junk bonds are very risky with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of junk bonds generally will not receive payments until the holders of all other debt have been paid. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Currency Risk  Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could also adversely affect the value of the fund’s securities.

Rights and Warrants Investment Risk   The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

International Equity Fund	|	29

FUND NUMBERS	|	Class A: 970 Class C: 972	TICKER SYMBOLS	|	Class A: PVRAX Class C: PDRCX

Diversified Real Estate Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is current income and capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equity securities (common and preferred stocks) of companies engaged primarily in the real estate business (companies that derive at least 50% of revenues or profits from, or have at least 50% of assets in, real estate activities), particularly real estate investment trusts (REITs)

>	Under normal market conditions, favoring investment in mid-capitalization stocks (generally between $2 and $10 billion), with a focus on equity and hybrid REITs

>	Investing in companies that appear to offer the potential for strong earnings growth as well as above-average dividend yields

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Geographic Risk  To the extent that the fund emphasizes particular regions of the country, it is more sensitive to changes in the economic health of those areas.

Real Estate Risk  Fund performance could be hurt by any factor that could affect real estate investments, such as poor management, fundamental shifts in local or regional real estate values, overbuilding, long-term vacancies, tax increases, higher management costs, and zoning decisions.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as real estate, it is more sensitive to the risks of that sector.

30	|	About the Fund

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge, (%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	28.40%	20.40%	13.71%

After taxes on distributions (assumes shares are still held)	26.54%	18.57%	11.79%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	19.52%	17.06%	10.97%

Class C
Before Taxes	33.14%	21.00%	13.74%

Index
FTSE NAREIT Equity REIT Index (an unmanaged index generally representative of the U.S. REIT market)	35.03%	23.19%	14.38%
[1]	8/1/97 for fund, 7/31/97 for the Index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 15.47% 4Q 2004

WORST QUARTER: -9.43% 3Q 1998

YTD RETURN as of 6/30/07: -7.91%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

Diversified Real Estate Fund	|	31

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.75%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.80%	0.80%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.23%	0.23%

Total Fund Operating Expenses*	1.53%	2.03%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to not exceed 1.55% for Class A and 2.05% for Class C shares. The waivers and reimbursement may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.55% for Class A and 2.05% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$623	$935	$1270	$2212
Class C Shares
If you sold your shares at period’s end	$306	$637	$1093	$2358
If you still held your shares	$206	$637	$1093	$2358

This example is for comparison only. Your actual costs may be higher or lower.

32	|	Diversified Real Estate Fund

Shareholders looking for a growth and income fund

to diversify a stock portfolio may be interested in this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in equity securities of companies engaged primarily in the real estate business, particularly real estate investment trusts (REITs). Although the fund may invest in companies of any market capitalization or type of REIT, it typically favors mid-cap stocks. While the fund may invest in any type of real estate related stock, the primary focus is on equity and hybrid REITs.

In managing the fund, the adviser looks for companies that appear to offer the potential for strong earnings growth as well as above-average dividend yields. The adviser seeks to diversify the fund’s holdings across geographic regions and types of real estate.

Reasons for the adviser to sell a stock include changes in the economy, an actual or anticipated weakening of a company’s fundamentals or outlook, or when the adviser believes the stock has become overvalued.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. companies

Definitions

Real estate investment trusts (REITs)   REITs are companies that invest in real estate and related areas. “Equity REITs” invest directly in real estate and typically earn money from lease payments and gains on property sales. “Mortgage REITs” typically make or own loans and other obligations that are secured by real estate collateral. “Hybrid REITs” are those that combine both approaches.

Market capitalization, market cap   The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Mid-cap company  The adviser considers a mid-cap company to be a company with an intermediate market capitalization, generally between $2 and 10 billion. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $8.38 billion.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk   The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When mid-size company stock prices fall, you should expect the value of your investment to fall as well. At times, mid-size company stocks may not perform as well as stocks of smaller or larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Geographic and Sector Risk  To the extent that the fund emphasizes particular regions of the country or market sectors, such as real estate, it is more sensitive to the changes in the economic health of those regions and more sensitive to the risks of that sector.

Real Estate Risk  Because the fund focuses on a single economic sector, its performance may be different, and more volatile, than that of the stock market as a whole. Fund performance could be hurt by any factor that could affect real estate investments, such as poor management, fundamental shifts in local or regional real estate values, overbuilding, long-term vacancies, tax increases, higher management costs, and zoning decisions. REITs that lend money can be hurt by creditor defaults and rises in interest rates, among other factors. The fund will indirectly bear its proportionate share of any fees and expenses payable directly by the REITs to manage the underlying properties. Therefore, the fund will incur higher expenses, many of which may be duplicative of fees paid by the REITs, than would be the case if the fund were to manage the underlying properties itself.

Diversified Real Estate Fund	|	33

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for the investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

34	|	Diversified Real Estate Fund

FUND NUMBERS	|	Class A: 434 Class C: 436	TICKER SYMBOLS	|	Class A: PLBAX Class C: PLBCX

Limited Maturity Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities

>	Under normal market conditions, purchasing investment grade debt obligations in the top four highest rankings of credit quality

>	Relying on interest rate forecasts, which are created using both fundamental analysis and proprietary quantitative models, to adjust portfolio duration relative to the fund’s benchmark

>	Maintaining weighted average maturity of 1-5 years

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Call, Prepayment and Extension Risks  Certain securities, including callable bonds, mortgage- or asset-backed securities, can be called or paid off before their maturity date. These securities are sensitive to fluctuations in the level of interest rates. A decline in the level of interest rates could cause these securities to be paid off early. In such a case, the fund could lose money (if the fund had paid a premium over the call or prepayment price) and would also likely have to reinvest the proceeds in lower-yielding securities. If interest rates rise, or if they fail to decline when expected, the values of these securities could fall.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Risks associated with investing in foreign issuers include, but are not limited to: the risk that a security’s value will be hurt by changes in foreign political or social conditions, including changes in policies restricting foreign investments; the possibility of heavy taxation, nationalization or exportation of assets; and increased difficulty obtaining information on foreign securities or companies. There also may be less government regulation of foreign securities markets.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

About the Fund	|	35

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charges (%, as of 12/31/06)

Class A	1 Year	5 Year	10 Year
Before Taxes	-0.79%	1.70%	3.58%

After taxes on distributions (assumes shares are still held)	-1.98%	0.62%	1.85%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	-0.53%	0.80%	1.98%

Class C
Before Taxes	2.20%	2.08%	3.51%

Index
Merrill Lynch 1-5 Year Corp/Gov’t Index (unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years)	4.22%	3.70%	5.31%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 3.04% 4Q 2000

WORST QUARTER: -1.52% 2Q 2004

YTD RETURN as of 6/30/07: 1.49%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

36	|	Limited Maturity Bond Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.25%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.35%	0.35%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.26%	0.26%

Total Fund Operating Expenses*	1.11%	1.61%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.03% for Class A and 1.53% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.03% for Class A and 1.53% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$533	$763	$1011	$1719
Class C Shares
If you sold your shares at period’s end	$264	$508	$876	$1911
If you still held your shares	$164	$508	$876	$1911

This example is for comparison only. Your actual costs may be higher or lower.

Limited Maturity Bond Fund	|	37

This fund may be appropriate for shareholders seeking moderate income with fairly low risk of volatility.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities. The fund will generally purchase investment grade debt obligations in the top four rankings of credit quality. The fund may also invest up to 10% of its net assets in below-investment grade debt securities, also known as junk bonds. Under normal circumstances, the adviser expects the fund’s portfolio to have a weighted average maturity of one to five years.

In managing the fund, the adviser monitors U.S. and international economic trends, and uses both fundamental analysis and proprietary quantitative models to develop interest rate forecasts. Based on these forecasts, the adviser may adjust portfolio duration relative to the fund’s benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index. The adviser may lengthen duration to increase income when interest rates appear likely to fall, and shorten duration to protect principal when rates appear likely to rise.

The adviser also looks at economic, political, and market trends in order to identify which bond sectors may be undervalued or overvalued at any given time. Based on its analysis, the adviser shifts portfolio assets into targeted sectors and out of sectors that appear overvalued.

In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity, as well as overall economic conditions, business cycles, and potential short- and long-term trends. The adviser favors securities that appear to offer additional opportunities for income or yield. The adviser may trade securities actively.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may offer comparatively better value or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	U.S. dollar-denominated bonds, notes, and debentures of U.S. and foreign corporate or government issuers

>	U.S. government and agency securities, and repurchase agreements backed by these securities

>	Mortgage-backed securities

>	Asset-backed securities

>	Registered investment companies

Principal policies/limits

>	No more than 25% of total assets in debt securities of foreign corporations and governments

>	No more than 10% of its net assets in junk bonds (generally below BBB)

>	Maintain a weighted average maturity of one to five years

Definitions

Debt securities, debt obligations   Investments representing the issuer’s promise to repay debt, with interest (as opposed to stocks, which represent ownership in the issuer). The most familiar debt securities are bonds, but there are numerous other types as well.

Mortgage-backed security  A type of debt security representing an interest in a pool of mortgage loans.

Asset-backed security  A type of debt security based on pools of assets, or collateralized by the cash flows from a specified pool of underlying assets. These asset pools can be made of any type of receivable like credit card payments, auto loans, and mortgages, or esoteric cash flows such as aircraft leases, royalty payments and movie revenues.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to underperform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the

38	|	Limited Maturity Bond Fund

market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Call, Prepayment and Extension Risks  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Junk bonds have a greater risk with respect to their issuers’ ability to make payments of interest and principal. There is a greater risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Active Trading Risk   Although the fund does not seek capital appreciation, it may generate capital gains in the course of its operations. Active trading may increase the frequency and amount of the fund’s capital gain distributions, which generally are taxable to shareholders (although not for shares held in tax-advantaged retirement accounts such as 401(k) or IRA accounts). Active trading also generates higher transaction costs, which can reduce fund performance.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Limited Maturity Bond Fund	|	39

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

40	|	Limited Maturity Bond Fund

FUND NUMBERS	|	Class A: 673 Class C: 675	TICKER SYMBOLS	|	Class A: PRATX Class C: PTCRX

Total Return Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek total return by combining elements of capital appreciation and as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities

>	Under normal market conditions, purchasing investment grade debt obligations in the top four rankings of credit quality

>	Relying on interest rate forecasts, which are created using both fundamental analysis and proprietary quantitative models, to adjust portfolio duration relative to the fund’s benchmark

>	Purchasing securities that provide current income and the potential for capital appreciation (increase in the market price of a security)

>

In an effort to maximize the fund’s total return, the adviser will manage the portfolio’s duration, shift assets among bond market sectors, identify undervalued securities, and take advantage of changes in interest rates

>	Maintaining a weighted average maturity between 4-15 years

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Call, Prepayment and Extension Risks   Certain securities, including mortgage- or asset-backed securities, can be called or paid off before their maturity date. These securities are sensitive to any interest rate behavior that is unexpected. An unexpected fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. If interest rates rise, or if they fail to decline when expected, the values of these securities could fall.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Risks associated with investing in foreign issuers include, but are not limited to: the risk that a security’s value will be hurt by changes in foreign political or social conditions, including changes in policies restricting foreign investments; the possibility of heavy taxation, nationalization or expropriation of assets; and increased difficulty obtaining information on foreign securities or companies. There also may be less government regulation of foreign securities markets.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

About the Fund	|	41

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge (%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	-0.86%	3.08%	4.16%

After taxes on distributions (assumes shares are still held)	-2.30%	1.52%	2.17%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	-0.58%	1.71%	2.32%

Class C
Before Taxes	1.92%	3.46%	4.14%

Index
Lehman Aggregate Bond Index (an unmanaged index comprised of the Lehman Gov/Credit Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index)	4.33%	5.06%	5.82%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 3.54% 3Q 2006

WORST QUARTER: -2.15% 2Q 2004

YTD RETURN as of 6/30/07: 0.48%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account.

42	|	Total Return Bond Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.25%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.35%	0.35%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.24%	0.24%

Total Fund Operating Expenses*	1.09%	1.59%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.03% for Class A and 1.53% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.03% for Class A and 1.53% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$531	$757	$1000	$1697
Class C Shares
If you sold your shares at period’s end	$262	$502	$866	$1889
If you still held your shares	$162	$502	$866	$1889

This example is for comparison only. Your actual costs may be higher or lower.

Total Return Bond Fund	|	43

Shareholders looking for an income investment that also offers the potential for moderate growth over time may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities. The fund will generally purchase investment grade debt obligations in the top four rankings of credit quality. The fund may also invest up to 15% of its net assets in below-investment grade debt securities, also known as junk bonds. Under normal circumstances, the adviser expects the fund’s portfolio to have a weighted average maturity of between four and 15 years. The adviser seeks to enhance the total return of the fund through duration management, exploiting changes in sector relationships and identifying undervalued securities. The adviser utilizes a fixed-income investment approach that focuses primarily on moderate duration shifts to take advantage of changes in interest rates.

In managing the fund, the adviser monitors U.S. and international economic trends; incorporates quantitative and qualitative analysis from a proprietary interest rate model; identifies distribution among maturities to maximize anticipated changes in the shape of the yield curve; and forecasts changes in the direction of the interest rates to capitalize on opportunities to generate above-average returns from interest rate movements.

Based on these forecasts, the adviser adjusts portfolio duration relative to the fund’s benchmark, the Lehman Brothers Aggregate Bond Index. The adviser generally lengthens duration when interest rates appear likely to fall, and shortens duration when rates appear likely to rise.

The adviser also looks at economic, political, and market trends in order to identify which bond sectors may be undervalued or overvalued at any given time. Based on its analysis, the adviser shifts portfolio assets into targeted sectors and out of sectors that appear overvalued.

The adviser also considers the effect a security might have on the fund’s total return. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity, as well as overall economic conditions, business cycles, and potential short- and long-term trends. The adviser favors securities that appear to offer above-average potential for price appreciation or a credit upgrade. The adviser may trade securities actively.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Principal types of securities the fund may hold

>	U.S. dollar-denominated corporate bonds, notes, and debentures of U.S. and foreign issuers

>	U.S. government and agency securities, and repurchase agreements backed by these securities

>	Mortgage-backed securities

>	Asset-backed securities

>	Registered investment companies

Principal policies/limits

>	No more than 25% of total assets in U.S. dollar-denominated debt securities of foreign corporations and governments

>	No more than 15% of its net assets in junk bonds (generally below BBB)

>	Maintain a weighted average maturity of four to fifteen years

Definitions

Debt securities, debt obligations   Investments representing the issuer’s promise to repay debt, with interest (as opposed to stocks, which represent ownership in the issuer). The most familiar debt securities are bonds, but there are numerous other types as well.

Total return  For a mutual fund, the fund’s overall investment performance, net of expenses, over a stated period of time, including any changes in share price as well as any distributions paid to shareholders.

Mortgage-backed security  A type of debt security representing an interest in a pool of mortgage loans.

Asset-backed security  A type of debt security based on pool of assets, or collateralized by the cash flows from a specified pool of underlying assets. These asset pools can be made of any type of receivable like credit card payments, auto loans, and mortgages, or esoteric cash flows such as aircraft leases, royalty payments and movie revenues.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final

44	|	Total Return Bond Fund

payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Call, Prepayment and Extension Risks   Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Junk bonds have a greater risk with respect to their issuers’ ability to make payments of interest and principal. There is a greater risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Active Trading Risk   Active trading may increase the frequency and amount of the fund’s capital gain distributions, which generally are taxable to shareholders (although not for shares held in tax-advantaged retirement accounts such as 401(k) or IRA accounts). Active trading also generates higher transaction costs, which can reduce fund performance.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Total Return Bond Fund	|	45

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

46	|	Total Return Bond Fund

FUND NUMBERS	|	Class A: 419 Class C: 421	TICKER SYMBOLS	|	Class A: PDTAX Class C: PDTCX

Maryland Tax-Exempt Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek a high level of interest income that is exempt from federal and Maryland state and local income taxes.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	The fund may invest up to 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Non-Diversification Risk  Because the fund is not diversified, it could invest a large portion of assets in a small number of issuers, meaning that any change in the value of these issuers’ securities could have a significant impact on the fund’s share price and performance.

Geographical Risk  Because the fund invests mainly in the securities of one state, its performance is likely to be hurt by any economic, demographic, political, or regulatory changes that negatively affect the state or its general region of the country.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

About the Fund	|	47

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge

(%, as of 12/31/06)

Class A	1 Year	5 Year	10 Year
Before Taxes	-1.23%	2.19%	3.46%

After taxes on distributions (assumes shares are still held)	-1.23%	2.19%	3.46%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	0.27%	2.31%	3.49%

Class C
Before Taxes	1.61%	2.58%	3.40%

Index
Lehman Quality Intermediate Index (an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA)	3.79%	4.44%	4.97%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 4.55% 4Q 2000

WORST QUARTER: -1.87% 2Q 1999

YTD RETURN as of 6/30/07: 0.02%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

48	|	Maryland Tax-Exempt Bond Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.25%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.50%	0.50%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.35%	0.35%

Total Fund Operating Expenses*	1.35%	1.85%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.03% for Class A and 1.53% for Class C shares. The waivers and expense reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.03% for Class A and 1.53% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$557	$834	$1133	$1980
Class C Shares
If you sold your shares at period’s end	$288	$582	$1001	$2169
If you still held your shares	$188	$582	$1001	$2169

This example is for comparison only. Your actual costs may be higher or lower.

Maryland Tax-Exempt Bond Fund	|	49

This fund may interest Maryland taxpayers who seek an income investment that is designed to be free from federal, state, and local income taxes.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes and Maryland state and local income taxes. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and issuers. The fund may invest in securities of any maturity. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Maryland tax-exempt municipal obligations, including general obligations, revenue and private activity bonds

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

>	The fund is not diversified

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax. For residents of the issuer’s state, the interest also may be exempt from state and local income taxes.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s

50	|	Maryland Tax-Exempt Bond Fund

debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call in the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Non-Diversification Risk  Because the fund is non-diversified, it has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This would make the performance of the fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

Geographic Risk  To the extent that the fund emphasizes a particular regions of the country, such as the state of Maryland, it is more sensitive to the changes in the economic health of that region.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Maryland Tax-Exempt Bond Fund	|	51

FUND NUMBERS	|	Class A: 679 Class C: 681	TICKER SYMBOLS	|	Class A: PTALX Class C: PTCLX

Tax-Exempt Limited Maturity Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	Maintaining weighted average maturity of 1-5 years

>	The fund may invest up to 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

52	|	About the Fund

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge

(%, as of 12/31/06)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	-2.07%	0.97%	2.23%

After taxes on distributions (assumes shares are still held)	-2.07%	0.97%	2.18%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	-0.55%	1.14%	2.29%

Class C
Before Taxes	0.77%	1.31%	2.21%

Index
Lehman Mutual Fund Short Index (an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years)	3.10%	2.99%	3.81%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 2.92% 2Q 2002

WORST QUARTER: -1.30% 2Q 1999

YTD RETURN as of 6/30/07: 0.55%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

Tax-Exempt Limited Maturity Bond Fund	|	53

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.25%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES

Management Fees	0.50%	0.50%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.29%	0.29%

Total Fund Operating Expenses*	1.29%	1.79%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.03% for Class A and 1.53% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.03% for Class A and 1.53% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$551	$817	$1102	$1915
Class C Shares
If you sold your shares at period’s end	$282	$563	$970	$2105
If you still held your shares	$182	$563	$970	$2105

This example is for comparison only. Your actual costs may be higher or lower.

54	|	Tax-Exempt Limited Maturity Bond Fund

Shareholders seeking federally tax-exempt income

as well as potentially lower risk to capital may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and the federal alternative minimum tax. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds. The fund intends to invest in a broad range of municipal bonds and other municipal securities issued by or on behalf of U.S. states, municipalities, territories and possessions.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and regions of the country. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity. Although the fund may invest in securities of any maturity, it generally favors those with short and medium maturities. Under normal circumstances, the fund will have a weighted average maturity of between one and five years.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Municipal bonds and other municipal obligations, including general obligations, revenue and private activity bonds, issued by or on behalf of U.S. states, municipalities, territories, and possessions

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

>	Maintain a weighted average maturity of one to five years

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Tax-Exempt Limited Maturity Bond Fund	|	55

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

56	|	Tax-Exempt Limited Maturity Bond Fund

FUND NUMBERS	|	Class A: 676 Class C: 678	TICKER SYMBOLS	|	Class A: PNXAX Class C: PNXCX

National Tax-Exempt Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	The fund may invest up to 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

About the Fund	|	57

Although a fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge (%, as of 12/31/05)

Class A	1 Year	5 Year	Since Inception[1]
Before Taxes	-1.45%	2.17%	3.29%

After taxes on distributions (assumes shares are still held)	-1.46%	2.13%	3.14%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	0.11%	2.29%	3.26%

Class C
Before Taxes	1.46%	2.44%	2.99%

Index
Lehman Quality Intermediate Index (an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA)	3.79%	4.44%	4.97%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 4.42% 4Q 2000

WORST QUARTER: -1.91% 2Q 1999

YTD RETURN as of 6/30/07: -0.24%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged account

58	|	National Tax-Exempt Bond Fund

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 67.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	4.25%	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None[1]	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.50%	0.50%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.27%	0.27%

Total Fund Operating Expenses*	1.27%	1.77%
[1]	Except for investments of $1 million or more. See page 68.
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.03% for Class A and 1.53% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.03% for Class A and 1.53% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$549	$811	$1092	$1894
Class C Shares
If you sold your shares at period’s end	$280	$557	$959	$2084
If you still held your shares	$180	$557	$959	$2084

This example is for comparison only. Your actual costs may be higher or lower.

National Tax-Exempt Bond Fund	|	59

This fund may make sense for shareholders who seek federally tax-exempt income and can accept somewhat higher volatility in exchange for potentially higher yield.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes), in investment-grade municipal obligations that pay interest that is exempt from both regular federal income tax and the federal alternative minimum tax. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds. The fund intends to invest in a broad range of municipal bonds and other municipal securities issued by or on behalf of U.S. states, municipalities, territories and possessions.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and regions of the country. The fund may invest in securities of any maturity. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Municipal bonds and other municipal obligations, general obligations, revenue and private activity bonds, issued by or on behalf of U.S. states, municipalities, territories, and possessions

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments

60	|	National Tax-Exempt Bond Fund

to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

National Tax-Exempt Bond Fund	|	61

Additional Information

This prospectus describes each fund’s principal investment strategies, the particular types of securities in which it typically invests and the principal risks associated with these investments. However, from time to time a fund may engage in other investment strategies and may make other types of investments consistent with its goals. These supplemental strategies and the risks they entail are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities also is available in the SAI.

62	|	Additional Information

Management of the Funds

The Investment Adviser

>	PNC Capital Advisors, Inc. (“PCA”), formerly known as Mercantile Capital Advisors, Inc., is the investment adviser to the funds.

>

PCA is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company. The firm and its predecessors have been providing asset management and other financial services since 1864.

>	PCA is located at Two Hopkins Plaza, Baltimore, Maryland, 21201.

>	As of June 30, 2007, PCA managed $4.2 billion in assets.

As investment adviser, PCA is responsible for supervising and managing each fund’s operations, including overseeing the activities of a fund’s sub-adviser, subject to the supervision of the funds’ Board of Directors.

Each fund pays a management fee to PCA. For the fiscal year ended May 31, 2007, PCA was paid the following management fees, after waivers and reimbursements, as a percentage of average daily net assets:

Management Fee Paid (%)

Growth & Income Fund	0.57

Equity Income Fund	0.51

Equity Growth Fund	0.41

Capital Opportunities Fund	1.04

International Equity Fund	0.97

Diversified Real Estate Fund	0.80

Limited Maturity Bond Fund	0.27

Total Return Bond Fund	0.28

Maryland Tax-Exempt Bond Fund	0.18

Tax-Exempt Limited Maturity Bond Fund	0.23

National Tax-Exempt Bond Fund	0.26

The Sub-advisers

PCA has delegated the day-to-day management of some of the funds to sub-advisers. PCA pays sub-advisory fees from its own assets; the fees are not an additional expense of the respective funds.

>	Capital Opportunities Fund

>	Delaware Management Company (“Delaware”) serves as sub-adviser for the fund.

>	One Commerce Square, Philadelphia, Pennsylvania 19103

>	As of June 30, 2007, Delaware managed $162.3 billion in assets.

>	International Equity Fund

>

The fund is managed by two sub-advisers, Morgan Stanley Investment Management Limited (“Morgan Stanley”), a subsidiary of Morgan Stanley & Co., and Julius Baer Investment Management LLC (“Julius Baer”), a subsidiary of Julius Baer Group

>	Morgan Stanley is located at 25 Cabot Square, Canary Wharf, London E14 4QA England

>	Julius Baer is located at 330 Madison Avenue, New York, New York 10017.

>	As of June 30, 2007, Morgan Stanley managed $549,211 million in assets and Julius Baer managed $68.6 billion in assets.

>	Limited Maturity Bond Fund and Total Return Bond Fund

>	Boyd Watterson Asset Management, LLC (“Boyd Watterson”), serves as the funds’ sub-adviser.

>	Boyd Watterson is located at Suite 1400, 1801 East Ninth Street, Cleveland, Ohio 44114

>	As of June 30, 2007, Boyd Watterson managed $3.09 billion in assets.

The funds’ annual report for the fiscal year ended May 31, 2007 and semi-annual report for the period ended November 30, 2006 provides a discussion regarding the basis for the Board of Directors’ approval of the advisory agreement with PCA and sub-advisory agreements with Morgan Stanley, Julius Baer, and Boyd Watterson, and Delaware, respectively.

The Portfolio Managers

The following persons are primarily responsible for the day-to-day management of each fund.

>	Growth & Income Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Daniel G. Lysik, CFA, is the co-portfolio manager for the fund.

>

Mr. McCreadie is solely responsible for determining the fund’s sector allocation. He is the President and Chief Investment Officer of PCA. He joined PCA in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the fund since 2005.

>

Mr. Lysik is a Senior Vice President and Managing Director of PCA. He joined PCA in November 2005. Prior to joining PCA, he was a Partner (2002-2005) and Principal (1997-2002) at Brown Investment Advisory & Trust Company. He has co-managed the fund since 2006.

Management of the Funds	|	63

>	Equity Income Fund

Daniel G. Lysik, CFA, is the portfolio manager.

>

He is a Senior Vice President and Managing Director of PCA. He joined PCA in November 2005. Prior to joining PCA, he was a Partner (2002-2005) and Principal (1997-2002) at Brown Investment Advisory & Trust Company. He has managed the fund since 2005.

>	Equity Growth Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Kevin C. Laake, CFA, is the co-portfolio manager to the fund.

>

Mr. McCreadie is solely responsible for determining the fund’s sector allocation. He is the President and Chief Investment Officer of PCA. He joined PCA in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the fund since 2003.

>	Mr. Laake is a Vice President of PCA. He has been with PCA and its precessor since 1999. He has been co-portfolio manager of the fund since 2004.

>	Capital Opportunities Fund

The fund’s growth portfolio is managed by a team of investment professionals who collaborate to develop and implement the investment strategy for the respective portfolio. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s growth portfolio, including, but not limited to, purchases and sales of individual securities. Marshall Bassett has primary responsibility for making day-to- day investment decisions for the fund. When making investment decisions for the fund, Mr. Bassett regularly consults with Lori Wachs, Steve Lampe, Matthew Todorow, Steve Catricks, Chris Holland, Rudy Torrijos and Barry Gladstein.

>

Mr. Bassett is the Chief Investment Officer of the Growth Equities team and a Senior Vice President. He has been with Delaware since 1997. Prior to 1997, he was a Vice President in the Emerging Growth Group at Morgan Stanley Asset Management. He has been lead manager of the fund’s growth portfolio since 2005.

>	Ms. Wachs, CFA, is a Vice President and has been with Delaware since 1992. She has co-managed the fund’s growth portfolio since 2000.

>	Mr. Lampe, CPA, is a Vice President and has been with Delaware since 1995. He has co-managed the fund’s growth portfolio since 2000.

>

Mr. Torrijos is a Vice President and has been with Delaware since 2005. From 2003 to 2005, he was a technology analyst at Fiduciary Trust Co., International. From 1997-2002, he worked at Neuberger Berman Growth Group as an analyst, and later as a fund manager. He has co-managed the fund’s growth portfolio since 2005.

>

Mr. Gladstein is a Vice President and has been with Delaware since 1995. Prior to 1995, he was a director of operational planning at Cigna Corporation. He has co-managed the fund’s growth portfolio since 1997.

The fund’s value portfolio is managed by Christopher S. Beck, CFA. Mr. Beck has primary responsibility for making day-to-day investment decisions for the fund.

>	Mr. Beck is a Vice President and a Senior Portfolio Manager and has been with Delaware since 1997. He has managed the fund’s value portfolio since 2002.

>	International Equity Fund

The portion of the fund’s portfolio that is managed by Morgan Stanley is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each team member has designated research and global sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction and portfolio risk assessment. Co-heads William Lock and Peter Wright, along with Walter Riddell, Christian Derold and John Goodacre comprise the portfolio management team of the fund and are based in London.

>	Mr. Lock is a Managing Director and has been with Morgan Stanley since 1994, where he began his investment career. He has managed the fund since 2001.

>	Mr. Wright, CFA, is a Managing Director and has been with Morgan Stanley since 1996. He began his investment career in 1988. He has managed the fund since 2001.

>	Mr. Riddell is a Managing Director and has been with Morgan Stanley since 1995, where he began his investment career. He has managed the fund since 2001.

>

Christian Derold is an Executive Director and joined Morgan Stanley in 2006. He began his investment career in 1992. Prior to 2006, he owned an equity research firm, DCFN Research (2004 to the present) and was a Partner at Millgate Capital, Inc. (1997-2002). He has managed the fund since 2006.

64	|	Management of the Funds

>	Mr. Goodacre is a Vice President and has been with Morgan Stanley since 2003. He began his investment career in 2001. He has managed the fund since 2003.

The portion of the fund’s portfolio that is managed by Julius Baer is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager on the team has joint authority of the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Rudolph- Riad Younes, CFA and Richard Pell are co-portfolio managers of the fund.

>	Mr. Younes is a Senior Vice President and Head of International Equity. He has been with Julius Baer since 1993 and began his investment career in 1991. He has managed the fund since 2001.

>	Mr. Pell is a Senior Vice President and Chief Investment Officer. He has been with Julius Baer since 1995 and began his investment career in 1988. He has managed the fund since 2001.

>	Diversified Real Estate Fund

David E. Ferguson, CFA, is the portfolio manager.

>	He is a Senior Vice President and Managing Director of PCA. He has been with PCA and its predecessor since 1998.

>	He has managed the fund since 1998.

>	Limited Maturity Bond Fund and Total Return Bond Fund

The funds are managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy. Each team member has designated research and sector coverage responsibilities and the team makes collective decisions regarding each fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Brian L. Gevry, James R. Shirak and David M. Dirk comprise the portfolio management team for each of the funds. The team has managed the Limited Maturity Bond and Total Return Bond Funds since 2003.

>	Mr. Gevry, CFA, is the Chief Executive Officer and Co-Chief Investment Officer and has been with Boyd Watterson and its predecessors since 1991.

>	Mr. Shirak is an Executive Vice President and the Lead Fixed Income Strategist and has been with Boyd Watterson since 2000. He has 43 years of investment experience.

>	Mr. Dirk, CFA, is a Senior Vice President and a Senior Strategist and has been with Boyd Watterson and its predecessors since 1996.

>	National Tax-Exempt Bond Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy, and make joint decisions regarding the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Stephen Winterstein is the lead portfolio manager and Rebecca Rogers is the co-portfolio manager to the fund.

>

Mr. Winterstein is a Senior Vice President and Managing Director of PCA. He joined PCA in June 2007. Since 1993 he has been a Managing Director and Senior Vice President of PNC Wealth Management, an affiliate of PCA.

>	Ms. Rogers is a Vice President of PCA. She joined PCA in June 2007. Since 2000 she has been a Vice President of PNC Wealth Management, an affiliate of PCA.

>	Maryland Tax-Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund

The funds are managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy, and make joint decisions regarding each fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Stephen Winterstein is the lead portfolio manager and Adam Mackey is the co-portfolio manager to the funds.

>

Mr. Winterstein is a Senior Vice President and Managing Director of PCA. He joined PCA in June 2007. Since 1993 he has been a Managing Director and Senior Vice President of PNC Wealth Management, an affiliate of PCA.

>	Mr. Mackey is a Vice President of PCA. He joined PCA in June 2007. Since 2001 he has been a Vice President of PNC Wealth Management, an affiliate of PCA.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the fund’s shares.

Management of the Funds	|	65

How to Invest |

In this section, you’ll find information on how to invest in the funds, including how to choose a share class and how to buy, sell, and exchange fund shares. It’s also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a PNC Funds shareholder.

You can find out more about the topics covered here by contacting the PNC Funds, your financial representative, or a representative of your workplace retirement plan or other investment provider.

66

Choosing a Share Class

This prospectus offers two share classes, each with its own cost structure. The funds have one other share class, which is designed for institutional shareholders and offered through a separate prospectus.

Before investing, you may want to compare the different share classes. You can also ask your financial advisor to help you choose the share class that best suits your situation.

Each fund has adopted a 12b-1 plan that allows its Class A and Class C shares each to pay, out of its respective assets, a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA). The maximum annual fees for each share class are:

	Class A	Class C
Distribution	0.25%	0.75%

Service	0.25%	0.25%

Total	0.50%	1.00%

Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative may be paid a dealer reallowance when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s adviser or distributor may provide compensation to financial representatives for distribution, administrative and promotional services.

The table below lists the main features of each share class. It’s only a summary — be sure to read the more complete information that follows, especially the details of sales charges and the information on how to reduce or eliminate them.

SALES CHARGES

Class A	Class C

>     May make sense for long-term shareholders, especially those who are investing larger sums or are otherwise eligible for reduced sales charges.

>     Sales charge of up to 4.75% when you buy shares; charges are less for larger investments

>     In most cases, no charges when you sell shares

>      On investments of $1 million or more, contingent deferred sales charge (CDSC) of 1.00% when you sell shares within one year of buying them

>     No charges when you buy shares

>     Contingent Deferred Sales Charge (CDSC) of 1.00% when you sell shares within one year of buying them

>     Higher annual expenses than Class A shares

>     Shares never convert to Class A; higher annual expenses remain in effect for as long as you own your shares

IMPORTANT INFORMATION FOR ALL SHAREHOLDERS WHO MAY BE ELIGIBLE FOR REDUCED SALES CHARGES

The PNC Funds offer several options through which new and existing shareholders have the opportunity to reduce or eliminate sales charges. These options are described in this section.

One of the most important things to understand about these options is that it is up to you, the shareholder, to let us know in advance if you qualify or intend to qualify for a sales charge reduction or elimination. The funds cannot apply these methods automatically or retroactively. For more information, speak with your financial advisor, or contact the funds or the transfer agent.

Note that for purposes of qualifying for sales charge reductions, “immediate family member” is defined as a spouse or a child under the age of 21.

Choosing a Share Class	|	67

CLASS A SHARES

Class A shares have a sales charge, which varies based on the amount you invest and the type of fund you’re investing in:

FRONT-END SALES CHARGES

Equity Funds

If you invest	This much is deducted	Equaling approximately this much of your net investment
Up to $99,999	4.75%	4.99%

$100,000–$249,999	3.50%	3.63%

$250,000–$499,999	2.50%	2.56%

$500,000–$999,999	2.00%	2.04%

$1 million or more	See “Sales Charge Waivers” below

Bond Funds

If you invest	This much is deducted	Equaling approximately this much of your net investment
Up to $99,999	4.25%	4.44%

$100,000–$249,999	3.00%	3.09%

$250,000–$499,999	2.00%	2.04%

$500,000–$999,999	1.50%	1.52%

$1 million or more	See “Sales Charge Waivers” below

There are no sales charges on Class A shares in our money market funds. However, if you subsequently exchange money from a PNC money market fund into a bond or stock fund, you’ll need to pay that fund’s sales charges (unless you are eligible for a waiver or reduction as described below).

Sales Charge Waivers

You may be able to buy Class A shares without sales charges if you:

>	are investing through an approved workplace retirement plan or payroll deduction program

>	are buying shares through a fee-based program offered by a broker-dealer or other financial institution

>	are reinvesting dividends and capital gains distributions

>

are a director, employee of The PNC Financial Services Group, Inc. (“PNC”) or any of its affiliates, or are an officer or director of the funds, or are an immediate family member of anyone eligible through these circumstances

>	are a broker, dealer, or agent who has a sales agreement with the distributor, or are an immediate family member of such a person

>

are selling or exchanging Institutional Shares that were in a qualified trust, agency, or custodian account administered by PNC Bank, N.A. or PNC Bank Delaware, or that within the past 60 days were in a retirement or other qualified account administered by the same entities

>

are investing $1 million or more (either as a lump sum or using the discounts described below); however, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within one year of buying them, except in the case of Systematic Withdrawal Plans liquidating less than 10% of account assets a year

>	currently maintain a Wealth Management account at PNC Bank, N.A. or PNC Bank Delaware.

To ensure that you are eligible for a waiver, speak with your financial advisor or call 1-800-551-2145 before investing.

Sales Charge Reductions

You may be able to lower your Class A sales charges if you qualify under any of the following methods.

68	|	Choosing a Share Class

Note that while each of these methods can be used by itself, they can also be combined. In addition, the assets and investment activities of your immediate family members can, in certain circumstances, be counted for purposes of determining your eligibility for a reduction.

Specifically, reductions can be applied to any combined purchases made by you and your immediate family when buying shares for accounts held by you or your immediate family, or for any qualified pension plan, profit-sharing plan, or other fiduciary account, for the benefit of you or your immediate family.

Quantity Discount  You make a lump-sum investment of $100,000 or more in Class A shares. (See the table above for break points for sales charges.)

Rights of Accumulation  You may add the value of any Class A shares already owned to the amount you’re investing, as long as sales charges were paid on those shares. For example, a shareholder owning Class A shares currently worth $99,000 would be eligible for a sales charge reduction on the next investment of $1,000 or more.

Letter of Intent  You plan to invest $100,000 or more in Class A shares over any 13-month period. By signing a letter of intent, you will receive the same sales charge as if you had invested all of the money at one time. A letter of intent is not binding, but if you do not end up investing the full amount, you will be charged the difference (if any) between the sales charge you received under the letter of intent and the sales charge you otherwise would have been charged on the amount you actually invested. The funds will hold in escrow 5% of the value of your total intended purchase, and may sell these shares if you do not pay any sales charge difference owed within 20 days of being notified that payment is due.

CLASS C SHARES

Class C shares have no up-front sales charges. Instead, they have higher yearly expenses, and also a contingent deferred sales charge (CDSC) on shares you sell within one year of buying them:

DEFERRED SALES CHARGES

If you sell shares during the	this much is deducted from your proceeds
first year	1.00%

second year or later	None

Sales Charge Waivers

You won’t be charged a CDSC when you sell Class C shares:

>	that you bought with reinvested dividends or capital gains distributions

>	that you sell at least one year after purchase

>	if the shares are exchanged into Class C shares of another PNC fund

>	as an allowable distribution from a qualified retirement plan

>	in connection with the death or disability of the shareholder

>	under a Systematic Withdrawal Plan that liquidates less than 10% of account assets a year

>	to correct an excess contribution to a qualified retirement plan

Choosing a Share Class	|	69

How to Buy, Sell and Exchange Fund Shares

Use the instructions on these pages if you are investing directly with PNC Funds. If you’re investing through a financial advisor, your advisor will be able to give you instructions.

OPENING OR ADDING TO AN ACCOUNT

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
You can open an account for as little as $1,000.	You can add as little as $100 at a time to your account.
By mail or express delivery

>   Complete and sign an application (if you need an application, call 800-551-2145)

>   Send the application to us at the appropriate address at right, along with an investment check made out to “PNC Funds, Inc.”

>   Make out an investment check to “PNC Funds, Inc.”

>   Write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>   Sign the letter, enclose the check, and mail it to the appropriate address at right

By wire
> Call 800-551-2145 for instructions before wiring any money > After wiring, follow up promptly by sending a completed application to us at the appropriate address at right

>   Request your bank to wire Federal funds to: Huntington Bank, Columbus, OH, 43219 Account # 01899622436
Routing # 044000024

>    Specify the fund name and share class, your name, your account number, and the fact that this is not a first investment in your account

>   Be aware that your bank may charge a fee to wire money

By phone

>   Call 800-551-2145 to verify that the service is in place, then follow the voice prompts to place your order

>   If the service is not in place, you can set it up1: first, verify that your bank is a member of the Automated Clearing House (ACH) system; second, call 800-551-2145 and ask for a Service Options Form to be mailed to you; third, complete the “Invest by Phone” and “Bank Information” sections and return the form

With an automatic investment plan
> To set up regular investments from a bank checking account, call 800-551-2145
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

When buying fund shares, make sure your request is in “good order,” meaning that it includes:

•	The name of the fund

•	The dollar amount you want to invest

•	A purchase application

•	Proper payment, such as a check payable to PNC Funds, Inc., or arrangements to pay by wire

70	|	How to Buy, Sell and Exchange Fund Shares

EXCHANGING OR SELLING SHARES

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Exchanges can be as little as $1,000 if opening a new account, or $100 if adding to an existing account. Be sure to obtain and read a current prospectus for the fund into which you are exchanging.	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see “Policies About Transactions”).
By mail, express delivery or fax

>   Write a letter that includes your account number, the fund and share class you’re exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund into which you are exchanging

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account.

>   Mail or fax the letter to the appropriate address or fax number at right

>   Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>   Mail or fax the letter to the appropriate address or fax number at right

By phone, wire, or ACH
> Call 800-551-2145 to request an exchange

>   Call 800-551-2145 to confirm which transaction options you have in place (see “Shareholder Services” for more details on these options):

-  telephone redemption (with proceeds sent to the address of record) is available unless you declined it on your application

-  wire and ACH require additional information and need to be set up in advance[1]

-  minimum sell order for wire is $1,000, for ACH transfer $100

With an automatic plan
> Call 800-551-2145 to set up an automatic exchange plan	> Call 800-551-2145 to set up an automatic withdrawal plan
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

FAX:

614-428-3391

When selling fund shares, make sure your request is in “good order,” meaning that it includes:

•	Your account number

•	The name of the fund

•	The dollar amount or number of shares you want to sell

•	Signatures of all account owners, exactly as their names are registered on the account

•	Any required signature guarantees (see “Policies About Transactions”)

•	Any supporting legal documentation that may be required

How to Buy, Sell and Exchange Fund Shares	|	71

Shareholder Services

As a PNC Funds shareholder, you have access to a variety of services and privileges that can be tailored to your particular investment needs. Many of these are described below. There are also a number of policies affecting the ways you do business with the funds that you may find helpful to know about.

How much of this shareholder service and policy information applies to you will depend on the type of account in which your PNC Fund shares are held. For instance, the information on dividends and taxes applies to all shareholders, while information on telephone transactions applies only to those shareholders that selected this option when opening their accounts.

If you’re investing through a financial advisor, check the materials you received from your advisor about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the funds.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, call 800-551-2145. These options are available only to shareholders investing directly with PNC Funds.

Tax-advantaged investment plans  A full range of retirement and other tax-advantaged investment plans is available directly from PNC Funds or from your financial advisor, including IRA, SEP, 401(k) and pension plans. All funds (except the tax-exempt funds) and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 800-551-2145 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege   As a PNC Funds shareholder, you can exchange some or all of your shares of one PNC fund for the same class of shares in any other PNC fund, as long as those shares may legally be sold in your state.

In general, there are no sales charges when you exchange from one fund to another. One exception is with Class A shares when you are exchanging from a money market fund into a stock or bond fund. Unless you are eligible for a sales charge waiver (see page 74), you will be charged the sales charge on the fund into which you’re exchanging. Note that once you have paid a sales charge, you’ll be given credit for having paid that charge in all future exchanges of the money involved.

OUR “ONE COPY PER HOUSEHOLD” POLICY

The funds typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 800-551-2145.

72	|	Shareholder Services

Automatic Investment Plan  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic monthly transfers of $100 or more from your bank account into your fund account. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, call 800-551-2145. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the funds if a scheduled transfer can’t be made because of a low bank balance or for any other reason.

Systematic Withdrawal Plan  The Systematic Withdrawal Plan lets you set up regular withdrawals from your PNC Funds investment. Withdrawals can be set up for one, two, four, or twelve times a year, and the withdrawals can be for as little as $100 each. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day), and are either distributed to you in cash or reinvested in shares of another fund (typically a money market fund).

To set up Systematic Withdrawal, call 800-551-2145. Note that you need a minimum account balance of $10,000. There’s no sales charge on Class C Shares when your systematic withdrawals for a calendar year amount to less than 10% of your account’s value. Because of the front-end sales charges, it’s usually not to your advantage to set up Systematic Withdrawals on Class A Shares of the equity or bond funds during a time when you’re still adding to your holdings of the same fund(s).

Directed reinvestments  If you like, you can choose to have your dividends and distributions automatically invested in shares of a different PNC fund. Simply complete the appropriate section on your new account application or call 800-551-2145.

Reinstatement privilege  If you sell Class A shares in a PNC fund and then decide to invest with the funds again within sixty days, you can put your money back into Class A shares of any PNC fund at its current NAV and for purposes of sales charges your investment will be treated as if it had never left PNC. To take advantage of this feature, call 800-551-2145 or your financial advisor.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you’re buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services	|	73

Policies About Transactions

Business hours  The funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each PNC equity and bond fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading on the NYSE is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of net asset value per share (NAV). Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you are not able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds do not price their shares.

Determining when your order will be processed  If the funds’ transfer agent receives your order to buy or sell shares before the close of a fund’s business hours (as described above) and it is in good order, it will be processed at the share price calculated that day. Orders received after the close of a fund’s business hours will be processed at the next business day’s share price. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to promptly forward your order to the funds before the close of a fund’s business hours on the day that you place your order.

In order for our shareholders to be able to place orders with their financial advisors up to the close of a fund’s business hours and still receive that day’s share price, the funds permit certain advisors and other intermediaries to transmit their orders to the funds after the close of a fund’s business hours. However, the funds will only accept such an order from an intermediary if the intermediary has entered into an agreement with the funds that permits later transmissions of timely orders for the funds, and the order must carry a time-stamp indicating that the intermediary received the order from the shareholder before the close of a fund’s business hours. Shareholders should inquire whether their advisor or financial intermediary has entered into such an agreement. Without such an agreement, a shareholder may not receive that day’s net asset value, regardless of the time that the shareholder submits the order to the advisor or intermediary.

Paying for shares you buy  Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that the funds cannot accept cash, starter checks, money orders, credit card checks or third party checks (checks made out to you and signed over to the funds).

Wire transaction policies  Wire transactions are generally completed within 24 hours of when you place your order. The funds can only send wires of $1,000 or more and can only accept wires of $50 or more.

IF YOU CANNOT REACH THE FUNDS BY PHONE

Although the funds strive to provide a high level of service to our shareholders, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach the funds by telephone. In such a case, you will need to place orders in writing, as described in “How to Buy, Sell and Exchange Fund Shares.”

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 800-551-2145 or contact your financial advisor for more information.

74	|	Policies About Transactions

Although the funds do not charge a fee to send or receive wires, your bank might, and you should check in advance with your bank about any wire fees and policies they may have.

Note that when you open an account by wire, you won’t be able to sell the shares in that account until the funds have received and processed your account application.

Our Customer Identification Program  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the funds will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow the funds to identify you. The funds may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). Additional information may be required in certain circumstances. The funds may use a third party to obtain and verify this information.

The funds may not be able to establish an account if you do not provide the necessary information. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. The funds may limit transactions in your account until your identity is verified.

For your protection, when the funds receive an order from a shareholder, the funds take security precautions such as recording calls or requesting personalized security codes or other information. It’s important to understand that as long as the funds take reasonable steps to ensure that an order to buy or sell shares is genuine, the funds are not responsible for any losses that may occur.

Your account may have telephone transaction privileges. If you don’t plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone privileges (either on your application or through subsequent notice to the funds). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from the funds immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>	when you want to sell more than $100,000 worth of shares

>	when you want to send the proceeds to a third party

>	when the address of record on the account has changed in the past 30 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with the funds. Also, you do not generally need a signature guarantee for an exchange, although the funds may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature and is a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. You cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell Ordinarily, when you sell shares, the funds send out money within one business day of when your order is processed (which may or may not be the same day it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>	when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>	when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Market timing and limits on exchanges, redemptions, and purchases  Exchanges are a shareholder privilege, not a right. The Board of Directors of the funds has determined that excessive trading may harm fund performance and the interests of other fund shareholders. The funds are not designed for nor do they accommodate market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to

Policies About Transactions	|	75

cash or other short-term investments or sell securities, rather than maintain such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that a shareholder may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. This short-term arbitrage activity can reduce the return received by long-term shareholders. The funds will seek to eliminate these opportunities by using fair value pricing, as described in “How the Funds Value their Holdings” below.

The funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of fund shares that they determine may be detrimental to a fund and its long-term shareholders. The Board of Directors has approved the policies discussed below to seek to deter market timing activity.

If the funds believe, in their sole discretion, that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the funds reject your purchase or exchange order, you will not be able to execute that transaction, and the funds will not be responsible for any losses you therefore may suffer.

The funds may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 roundtrip transactions, with no more than 3 roundtrip transactions in a calendar quarter in a calendar year or otherwise demonstrates what the funds believe is a pattern of market timing. The transfer agent monitors trading activity on all accounts and automatically detects any account that reaches 3 roundtrip transactions in a calendar quarter. In addition, the funds may reject or limit any purchase orders, including the purchase portion of an exchange order, from market timers or shareholders whose fund exchanges or redemptions may be disruptive to the funds.

The funds may modify or terminate the exchange privilege, at any time. During unusual circumstances, the funds may suspend the exchange privilege temporarily for all shareholders without notice.

How the funds value their holdings  Each fund’s assets are valued primarily on the basis of market quotations. Short-term investments with maturities of 60 days or less are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the adviser or sub-adviser believe a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a material subsequent event, each fund values the affected securities at fair value as determined pursuant to procedures adopted by the funds’ Board of Directors. The Board of Directors has delegated the fair valuation of the funds’ portfolio securities to a Pricing Committee, comprised of the adviser’s personnel. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless, because of a material event subsequent to the market close, such closing market price, in the adviser’s judgment, does not represent the current market value of the security. Because material events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a material subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates it NAV. In cases of securities traded in the U.S., the market quotation of a security will be considered “not readily available” due to a halt in trading that has been permitted by the SEC.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

76	|	Policies About Transactions

How the funds calculate share prices  The funds calculate a NAV, or share price, for each fund and share class every day the funds are open for business. With each fund, to calculate the NAV for a given share class, the funds add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

The price at which you buy shares is calculated as follows:

>	Class A shares: NAV, adjusted for any applicable sales charges (see “Choosing a Share Class”)

>	Class C shares: NAV

The price at which you sell shares is calculated as follows:

>	Class A and C shares: NAV, adjusted for any applicable sales charges taken out of the proceeds (see “Choosing a Share Class”)

How the funds calculate deferred sales charges  When you sell shares that have a contingent deferred sales charge (CDSC), the funds calculate the CDSC as a percentage of what you paid for the shares or the amount at which you’re selling them — whichever results in the lower charge to you. In processing your orders to sell shares, the funds sell the shares with the lowest CDSC first.

Exchanges from one fund into another do not affect your CDSC. The CDSC for any share you sell is based on the date you originally invested that money with PNC Funds.

There are certain cases in which you may be exempt from a CDSC, including shares that are sold:

>	in connection with the death or disability of an account owner (including a joint owner)

>	through an automatic withdrawal plan that is withdrawing less than 10% per year of your total account value

>	in connection with certain retirement or benefit plans

>	for certain loan advances, hardship provisions, or returns of excess contributions to a tax-advantaged investment plan

In each of these cases, there are other provisions that apply. To find out if you are eligible for a waiver, call 800-551-2145 or speak with your financial advisor.

Share certificates  The funds do not issue share certificates.

OTHER RIGHTS THE FUNDS RESERVE

You should be aware that the funds may do any of the following:

>

withhold a percentage of your distributions as required by federal tax law if the funds have been notified by the IRS that you are subject to backup withholding, or if you fail to give the funds a correct taxpayer ID number or certification that you are exempt from backup withholding

>

close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before the funds close your account, the funds will give you 30 days’ notice so you can either increase your balance or close your account

>

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell them, you may pay brokerage charges

>

change, add, or withdraw various services, fees and account policies at any time (for example, the funds may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>	withdraw or suspend the offering of shares at any time

>	reject any order the funds believe may be fraudulent or unauthorized

>	reject any telephone redemption if the funds believe it is advisable to do so

>	reject or limit purchases of shares for any reason

Policies About Transactions	|	77

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. There are two basic ways a fund can earn money: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a fund’s earnings are separate from any gains or losses you may realize from your own transactions in fund shares. A fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

When the funds pay dividends and distributions  The bond and equity funds may declare and pay any capital gains distributions at least annually.

The funds declare and pay any income dividends (which may include any short-term capital gains) according to the following schedule:

FUND	Dividends
All bond funds	Declared daily, paid monthly

Growth & Income Fund	Declared and paid every three months

Equity Income Fund	Declared and paid every three months

Equity Growth Fund	Declared and paid every six months

Capital Opportunities Fund	Declared and paid once a year

International Equity Fund	Declared and paid every six months

Diversified Real Estate Fund	Declared and paid every three months

A fund may also pay dividends and capital gain distributions at other times if it means that the fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions  You can choose how you receive your dividends and distributions. You can:

>	have all dividends and distributions automatically reinvested in the same or different PNC fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

>	have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

>	have your dividends reinvested and your distributions sent to you by check, or vice versa

Please indicate your preference on your application. If you don’t give the funds any instructions, the funds will reinvest all dividends and distributions in the fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 800-551-2145.

Note that if you invested through a financial institution rather than directly with PNC Funds, any dividend or distribution payments you request will be wired to your financial institution. Also note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until the funds receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Tax consequences of buying and selling fund shares  In general, buying and selling fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one fund to another is treated as a sale.

78	|	Distributions and Taxes

Because each shareholder’s tax situation is unique, ask your tax adviser for more information about the possible tax consequences of your PNC Fund investments

Tax status of dividends and distributions The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates:

>	short-term capital gains from selling fund shares

>

taxable income dividends paid by a fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the funds)

>	short-term capital gains distributions paid by a fund

Generally taxed at capital gains rates:

>	long-term capital gains from selling fund shares

>	long-term capital gains distributions paid by a fund

If a fund’s distributions exceed its net income and gain (as may be the case for the Diversified Real Estate Fund because REIT distributions often include a non-taxable return of capital), that excess will generally result in a non-taxable return of capital to you. A significant portion of the REIT dividends are usually considered ordinary income and do not qualify for the lower tax rate generally applied to the dividends of other equity investments. Other distributions in the Growth & Income, Equity Income, Equity Growth, Capital Opportunities and International Equity Funds generally will be taxable as ordinary income; however, non-corporate taxpayers may be entitled to a reduced tax rate on such distributions based on the amount of qualified dividend income (“QDI”) received by the fund from domestic corporations and certain foreign corporations.

In addition, fund payments and transactions may be subject to state and local taxes.

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Tax status statements  Each fund mails out detailed tax information to its shareholders soon after the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions you received, and have certain details on your purchases and sales of shares.

REITs often do not provide complete tax information to the Diversified Real Estate Fund until after calendar year-end. It may be necessary for the fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest right before a fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Distributions and Taxes	|	79

Financial Highlights

This section offers further details about the recent financial history of each share class. Total return figures show the percentage a shareholder would have gained or lost during the period, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2007 has been audited by Deloitte & Touche LLP, whose report, along with these funds’ financial statements, is included in the annual report (see back cover). The financial highlights presented for periods prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Growth & Income Fund
Class A Shares
Year ended 05/31/07	$19.05	$0.05	$3.60	$3.65	$(0.04)	$(3.22)
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	–
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	–
Period ended 05/31/03[e]	13.79	0.06	1.53	1.59	(0.06)	–
Class C Shares
Year ended 05/31/07	18.81	(0.04)	3.56	3.52	–	(3.22)
Year ended 05/31/06	18.63	(0.05)	1.16	1.11	–[g]	(0.93)
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	–
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	–
Period ended 05/31/03[e]	13.79	0.04	1.49	1.53	(0.04)	–
Equity Income Fund
Class A Shares
Year ended 05/31/07	5.03	0.09	0.96	1.05	(0.10)	(0.78)
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	–
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	–
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	–
Period ended 05/31/03[e]	3.43	0.03	0.44	0.47	(0.03)	–
Class C Shares
Year ended 05/31/07	5.04	0.06	0.96	1.02	(0.07)	(0.78)
Year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	–
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	–
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	–
Period ended 05/31/03[e]	3.43	0.03	0.44	0.47	(0.02)	–
Equity Growth Fund
Class A Shares
Year ended 05/31/07	6.87	(0.04)	1.53	1.49	–[g]	–
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	–	–
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	–
Year ended 05/31/04	5.71	–	0.92	0.92	–[g]	–
Period ended 05/31/03[e]	4.97	0.01	0.74	0.75	(0.01)	–
Class C Shares
Year ended 05/31/07	6.77	(0.06)	1.50	1.44	–	–
Year ended 05/31/06	6.74	(0.07)	0.10	0.03	–	–
Year ended 05/31/05	6.59	0.01	0.14	0.15	–[g]	–
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	–
Period ended 05/31/03[e]	4.97	–	0.72	0.72	–	–

[a]	Excludes sales charge for Class A and Class C Shares.
[b]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[c]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[d]	The effect of any custody credit on the ratio is less than 0.01%.
[e]	Commencement of operations was September 30, 2002.
[f]	Annualized.
[g]	Amount rounds to less than $0.005 or $(0.005).

80	|	Financial Highlights

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[b]	Portfolio Turnover[c]

$(3.26)	$19.44	20.62%	$8,583	1.28%[d]	0.25%	1.30%[d]	57.77%
(0.98)	19.05	6.38%	8,806	1.27%	0.25%	1.30%	64.68%
(0.09)	18.81	5.84%	6,292	1.28%	0.37%	1.30%	32.10%
(0.05)	17.86	16.96%	4,448	1.25%	0.11%	1.30%	38.63%
(0.06)	15.32	11.56%	1,023	1.25%[f]	0.47%[f]	1.31%[f]	40.90%

(3.22)	19.11	20.09%	1,518	1.78%[d]	(0.30)%	1.81%[d]	57.77%
(0.93)	18.81	5.84%	3,371	1.77%	(0.25)%	1.80%	64.68%
(0.07)	18.63	5.29%	2,862	1.77%	(0.13)%	1.80%	32.10%
(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
(0.04)	15.28	11.12%	412	1.75%[f]	0.07%[f]	1.80%[f]	40.90%

(0.88)	5.20	22.19%	1,000	1.27%[d]	1.84%	1.36%[d]	63.30%
(0.08)	5.03	6.93%	957	1.27%	1.43%	1.34%	68.75%
(0.07)	4.78	7.87%	378	1.28%	1.73%	1.35%	26.98%
(0.06)	4.50	18.06%	298	1.25%	1.55%	1.35%	37.87%
(0.03)	3.87	13.74%	33	1.25%[f]	1.60%[f]	1.40%[f]	32.17%

(0.85)	5.21	21.54%	46	1.78%[d]	1.41%	1.87%[d]	63.30%
(0.05)	5.04	6.35%	38	1.77%	0.90%	1.84%	68.75%
(0.05)	4.79	7.39%	36	1.77%	1.17%	1.85%	26.98%
(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
(0.02)	3.88	13.71%	1	1.75%[f]	1.01%[f]	1.81%[f]	32.17%

–	8.36	21.69%	555	1.28%[d]	(0.38)%	1.47%[d]	72.26%
–	6.87	0.88%	364	1.27%	(0.37)%	1.47%	72.12%
(0.02)	6.81	2.97%	270	1.28%	0.02%	1.51%	49.81%
–[g]	6.63	16.21%	152	1.25%	(0.25)%	1.49%	49.41%
(0.01)	5.71	15.06%	22	1.25%[f]	0.08%[f]	1.62%[f]	40.69%

–	8.21	21.27%	23	1.78%[d]	(0.88)%	1.97%[d]	72.26%
–	6.77	0.45%	16	1.77%	(0.88)%	1.98%	72.12%
–[g]	6.74	2.30%	16	1.78%	(0.38)%	2.01%	49.81%
(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
–	5.69	14.50%	8	1.75%[f]	(0.72)%[f]	2.81%[f]	40.69%

Financial Highlights	|	81

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments	Return of Capital
Capital Opportunities Fund
Class A Shares
Year ended 05/31/07	$11.27	$(0.09)	$1.59	$1.50	$–	$(0.64)	$–
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	–	(0.62)	–
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	–	–	–
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	–	–	–
Period ended 05/31/03[f]	5.77	(0.02)	1.76	1.74	–	–	–
Class C Shares
Year ended 05/31/07	11.03	(0.25)	1.66	1.41	–	(0.64)	–
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	–	(0.62)	–
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	–	–	–
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	–	–	–
Period ended 05/31/03[f]	5.77	(0.02)	1.72	1.70	–	–	–
International Equity Fund
Class A Shares
Year ended 05/31/07	16.21	0.20	3.62	3.82	(0.02)	(1.06)	–
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)	–
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	–	–
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	–	–
Period ended 05/31/03[f]	8.94	0.12	0.87	0.99	(0.14)	–	–
Class C Shares
Year ended 05/31/07	16.04	0.21	3.48	3.69	–	(1.06)	–
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)	–
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	–	–
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	–	–
Period ended 05/31/03[f]	8.94	0.14	0.80	0.94	(0.12)	–	–
Diversified Real Estate Fund
Class A Shares
Year ended 05/31/07[h]	17.75	0.09	4.82	4.91	(0.28)	(1.15)	–
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)	–
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)	(0.11)
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)	(0.03)
Period ended 05/31/03[f]	10.72	0.36	0.73	1.09	(0.42)	–	–
Class C Shares
Year ended 05/31/07[h]	17.71	(0.10)	4.90	4.80	(0.17)	(1.15)	–
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)	–
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)	(0.11)
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)	(0.04)
Period ended 05/31/03[f]	10.72	0.33	0.73	1.06	(0.41)	–	–

[a]	Excludes sales charge for Class A and Class C Shares.
[b]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[c]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[d]	The effect of any custody credit on the ratio is less than 0.01%.
[e]	The effect of any custody credit on the ratio is 0.02%.
[f]	Commencement of operations was September 30, 2002.
[g]	Annualized.
[h]	Net investment income (loss) per share is based on average shares outstanding for the period.

82	|	Financial Highlights

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[b]	Portfolio Turnover[c]

$(0.64)	$12.13	13.80%	$1,946	1.78%[d]	(0.74)%	2.04%[d]	45.70%
(0.62)	11.27	17.32%	1,950	1.77%	(0.83)%	2.01%	52.91%
–	10.16	8.43%	1,368	1.78%	(0.95)%	2.03%	56.09%
–	9.37	24.77%	894	1.75%	(0.94)%	2.06%	69.23%
–	7.51	30.16%	106	1.75%[g]	(0.94)%[g]	2.17%[g]	98.94%

(0.64)	11.80	13.27%	272	2.28%[d]	(1.21)%	2.54%[d]	45.70%
(0.62)	11.03	16.67%	815	2.27%	(1.33)%	2.51%	52.91%
–	10.01	7.87%	659	2.28%	(1.38)%	2.54%	56.09%
–	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
–	7.47	29.46%	33	2.25%[g]	(1.40)%[g]	2.70%[g]	98.94%

(1.08)	18.95	24.28%	4,867	1.77%[e]	1.10%	2.04%[e]	45.91%
(0.60)	16.21	20.62%	4,071	1.77%	1.57%	2.02%	56.48%
(0.05)	13.98	13.35%	2,007	1.77%	1.00%	2.09%	44.61%
(0.04)	12.38	26.99%	1,079	1.75%	0.76%	2.10%	91.00%
(0.14)	9.79	11.10%	70	1.75%[g]	1.67%[g]	2.61%[g]	45.32%

(1.06)	18.67	23.67%	401	2.28%[e]	0.58%	2.53%[e]	45.91%
(0.56)	16.04	20.09%	1,100	2.25%	0.74%	2.50%	56.48%
(0.01)	13.87	12.92%	655	2.27%	0.32%	2.59%	44.61%
(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
(0.12)	9.76	10.53%	37	2.25%[g]	2.53%[g]	3.00%[g]	45.32%

(1.43)	21.23	27.88%	3,135	1.53%[d]	0.43%	1.53%[d]	11.57%
(1.21)	17.75	18.50%	3,023	1.52%	(0.04)%	1.52%	25.42%
(0.98)	16.07	27.14%	2,012	1.53%	1.42%	1.53%	18.49%
(0.61)	13.46	23.82%	1,109	1.54%	1.71%	1.54%	24.99%
(0.42)	11.39	10.54%	194	1.55%[g]	0.92%[g]	1.64%[g]	14.84%

(1.32)	21.19	27.26%	576	2.03%[d]	(0.51)%	2.03%[d]	11.57%
(1.12)	17.71	17.93%	991	2.02%	(0.54)%	2.02%	25.42%
(0.89)	16.03	26.62%	860	2.03%	0.91%	2.03%	18.49%
(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
(0.41)	11.37	10.25%	155	2.05%[g]	1.04%[g]	2.14%[g]	14.84%

Financial Highlights	|	83

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Dividends from Net Realized Gains on Investments
Limited Maturity Bond Fund
Class A Shares
Year ended 05/31/07	$10.04	$0.37	$0.08	$0.45	$(0.37)	$(0.37)	$–
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	–
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	–
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	(0.24)	–
Period ended 05/31/03[e]	10.46	0.20	0.10	0.30	(0.20)	(0.20)	–
Class C Shares
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	–
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	–
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	–
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	(0.19)	–
Period ended 05/31/03[e]	10.46	0.16	0.09	0.25	(0.16)	(0.16)	–
Total Return Bond Fund
Class A Shares
Year ended 05/31/07	9.45	0.40	0.13	0.53	(0.41)	(0.41)	–
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.39)	(0.01)
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.43)	(0.06)
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.42)	(0.05)
Period ended 05/31/03[e]	9.95	0.26	0.26	0.52	(0.28)	(0.28)	–
Class C Shares
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	(0.36)	–
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.34)	(0.01)
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.38)	(0.06)
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.37)	(0.05)
Period ended 05/31/03[e]	9.95	0.24	0.25	0.49	(0.25)	(0.25)	–
Maryland Tax-Exempt Bond Fund
Class A Shares
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	–
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	–
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	–
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	(0.30)	–
Period ended 05/31/03[e]	11.31	0.21	0.01	0.22	(0.21)	(0.21)	–
Class C Shares
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	–
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	–
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	–
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	(0.24)	–
Period ended 05/31/03[e]	11.31	0.17	0.01	0.18	(0.17)	(0.17)	–

[a]	Excludes sales charge for Class A and Class C Shares.
[b]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[c]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[d]	The effect of any custody credit on the ratio is less than 0.01%.
[e]	Commencement of operations was September 30, 2002.
[f]	Annualized.

84	|	Financial Highlights

Net Asset Value, End of Period	Total Return[a]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[b]	Portfolio Turnover[c]

$10.12	4.55%	$3,588	1.03%[d]	3.67%	1.11%[d]	83.84%
10.04	0.86%	3,800	1.02%	3.06%	1.10%	39.89%
10.26	2.13%	2,681	1.03%	2.59%	1.08%	63.24%
10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
10.56	2.84%	262	1.00%[f]	2.64%[f]	1.10%[f]	62.07%

10.11	4.03%	599	1.53%[d]	3.16%	1.61%[d]	83.84%
10.03	0.26%	930	1.52%	2.52%	1.60%	39.89%
10.26	1.62%	1,103	1.53%	2.10%	1.58%	63.24%
10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
10.55	2.41%	155	1.50%[f]	2.03%[f]	1.63%[f]	62.07%

9.57	5.68%	886	1.03%[d]	4.22%	1.09%[d]	66.38%
9.45	(0.79)%	1,091	1.03%	3.79%	1.10%	55.59%
9.92	6.34%	768	1.02%	3.45%	1.09%	68.56%
9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
10.19	5.32%	85	1.00%[f]	3.45%[f]	1.11%[f]	108.44%

9.57	5.26%	201	1.53%[d]	3.71%	1.60%[d]	66.38%
9.44	(1.38)%	549	1.53%	3.23%	1.60%	55.59%
9.92	5.81%	595	1.53%	2.98%	1.59%	68.56%
9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
10.19	5.03%	76	1.50%[f]	2.65%[f]	1.63%[f]	108.44%

10.78	3.32%	928	1.03%[d]	3.18%	1.35%[d]	8.95%
10.77	0.62%	1,001	1.03%	3.11%	1.32%	25.31%
11.04	2.94%	852	1.02%	2.81%	1.31%	21.94%
11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
11.32	1.95%	827	1.00%[f]	2.71%[f]	1.39%[f]	19.37%

10.78	2.80%	114	1.53%[d]	2.67%	1.85%[d]	8.95%
10.77	0.12%	153	1.52%	2.59%	1.82%	25.31%
11.04	2.43%	218	1.52%	2.31%	1.81%	21.94%
11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
11.32	1.59%	52	1.50%[f]	2.21%[f]	1.83%[f]	19.37%

Financial Highlights	|	85

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Exempt Limited Maturity Bond Fund
Class A Shares
Year ended 05/31/07	$9.86	$0.25	$0.01	$0.26	$(0.25)	$(0.25)
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	(0.16)
Period ended 05/31/03[e]	10.25	0.14	–	0.14	(0.14)	(0.14)
Class C Shares
Year ended 05/31/07	9.86	0.20	–	0.20	(0.20)	(0.20)
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	(0.11)
Period ended 05/31/03[e]	10.25	0.10	–	0.10	(0.10)	(0.10)
National Tax-Exempt Bond Fund
Class A Shares
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.31)
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	(0.29)
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	(0.29)
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	(0.28)
Period ended 05/31/03[e]	10.14	0.19	(0.03)	0.16	(0.19)	(0.27)
Class C Shares
Year ended 05/31/07	9.48	0.25	–[g]	0.25	(0.25)	(0.26)
Year ended 05/31/06	9.72	0.24	(0.24)	–	(0.24)	(0.24)
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	(0.24)
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	(0.24)
Period ended 05/31/03[e]	10.14	0.16	(0.02)	0.14	(0.16)	(0.24)

[a]	Excludes sales charge for Class A and Class C Shares.
[b]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[c]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[d]	The effect of any custody credit on the ratio is less than 0.01%.
[e]	Commencement of operations was September 30, 2002.
[f]	Annualized.
[g]	Amount rounds to less than $0.005.

86	|	Financial Highlights

Dividends from Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return[a]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[b]	Portfolio Turnover[c]

$ –	$9.87	2.64%	$932	1.03%[d]	2.52%	1.30%[d]	13.17%
–	9.86	0.84%	650	1.03%	2.05%	1.26%	62.71%
–	9.98	0.84%	411	1.02%	1.53%	1.24%	20.26%
–	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
–	10.25	1.33%	557	1.00%[f]	1.78%[f]	1.33%[f]	41.77%

–	9.86	2.03%	107	1.53%[d]	2.01%	1.79%[d]	13.17%
–	9.86	0.33%	105	1.53%	1.54%	1.76%	62.71%
–	9.98	0.33%	106	1.53%	1.03%	1.74%	20.26%
–	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
–	10.25	0.98%	1	1.50%[f]	1.51%[f]	1.91%[f]	41.77%

(0.01)	9.48	2.97%	821	1.03%[d]	3.09%	1.27%[d]	22.17%
–	9.50	0.53%	767	1.03%	3.04%	1.25%	50.88%
–	9.74	3.09%	276	1.02%	2.95%	1.24%	16.69%
–	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
(0.08)	10.03	1.67%	35	1.00%[f]	2.82%[f]	1.23%[f]	36.00%

(0.01)	9.47	2.57%	105	1.53%[d]	2.59%	1.77%[d]	22.17%
–	9.48	0.03%	151	1.53%	2.52%	1.75%	50.88%
–	9.72	2.59%	177	1.53%	2.45%	1.74%	16.69%
–	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
(0.08)	10.04	1.43%	52	1.50%[f]	2.31%[f]	1.73%[f]	36.00%

Financial Highlights	|	87

PNC Funds, Inc.

Notice of Privacy Policy & Practices

The funds recognize and respect the privacy concerns and expectations of their customers1.

This notice is provided to you so that you will know what kinds of information the funds collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about their customers from the following sources:

>	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

>	Account History, including information about the transactions and balances in a customer’s accounts; and

>	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information2

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

>	As Authorized — if you request or authorize the disclosure of the information.

>

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for them to provide shareholders with necessary or useful services with respect to their accounts.

>

Under Joint Agreements — the funds may also share information with companies that perform marketing services on their behalf or to other financial institutions with whom the funds have joint marketing agreements.

Security of Customer Information

The funds require service providers to the funds:

>	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

>	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds.

Please call 1-800-551-2145 if you have any questions concerning this Notice, or about the funds in general.

[1]	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds shares.
[2]	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Not a part of this Prospectus

For more information

You will find more information about the funds in the following documents:

Annual and Semi-Annual Reports  The funds’ annual and semi-annual reports contain more information about the funds. The funds’ annual report contains a discussion about the market conditions and investment strategies that had a significant effect on the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)  The SAI contains detailed information about the funds and their policies. It is incorporated by reference into and legally considered to be part of this prospectus.

You can get a free copy of these documents, request other information about the funds and make shareholder inquiries by calling 800-551-2145 or writing to:

PNC Funds

Mutual Fund Administration

Two Hopkins Plaza

Baltimore, MD 21201

800-551-2145

www.pncmutualfunds.com

If you buy your shares through a financial adviser, you may contact your adviser for more information.

You may review and obtain copies of the funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC. You may also obtain copies of the funds’ documents after paying a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

SEC File Number: 811-05782

Distributor: PNC Fund Distributor, Inc.

© 2007 PNC Mutual Funds	EQFI907

PNC

Money Market Funds

A and C Shares

PROSPECTUS	September 28, 2007

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

As with all mutual funds, the Securities and Exchange Commission makes no determination about the merits of these funds’ shares or the accuracy or completeness of this prospectus. Anyone who tells you otherwise is committing a crime.

www.pncmutualfunds.com

Inside This Prospectus

About the Funds |	Inside this prospectus is information about the money market portfolios offered by the PNC Funds: the Prime Money Market Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund.

On the following pages, you will find information about each fund’s investment goal, the strategies each fund uses to pursue that goal, the risks that could affect performance and the fees, the past performance for each fund measured on both a year-by-year and long-term basis and the fees and expenses you will pay as a shareholder in each fund.

Remember that mutual funds are investments, not bank deposits. They are not backed or guaranteed by PNC Bank, nor are they insured by, issued by, guaranteed by or obligations of the FDIC, the Federal Reserve Board, any government agency or any bank and the fund shares involve investment risks, including the loss of value. Their share prices will go up and down and you could lose money be investing in them.

Although the funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the funds.

Additional Information|

This prospectus describes each fund’s principal investment strategies, the particular types of securities in which it typically invests and the principal risks associated with these investments. However, from time to time a fund may engage in other investment strategies and may make other types of investments consistent with its goals. These supplemental strategies and the risks they entail are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities also is available in the SAI.

1

FUND NUMBERS	|	Class A: 422 Class C: 424	TICKER SYMBOLS	|	Class A: PNRXX Class C: PMCXX

Prime Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing all of its assets in a broad range of money market securities

>	Investing only in portfolio securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

2	|	About the Fund

Although a fund’s past performance is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge (%, as of 12/31/06)

	1 Year	5 Year	10 Years
Class A	4.17%	1.77%	3.16%

Class C	3.17%	1.70%	2.86%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 1.46% 3Q 2000

WORST QUARTER: 0.05% 1Q 2004

YTD RETURN as of 6/30/07: 2.20%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

Prime Money Market Fund	|	3

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 16.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	None	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.25%	0.25%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.18%	0.18%

Total Fund Operating Expenses*	0.93%	1.43%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.90% for Class A and 0.90% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.90% for Class A and 0.90% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$95	$296	$515	$1143
Class C Shares
If you sold your shares at period’s end	$246	$452	$782	$1713
If you still held your shares	$146	$452	$782	$1713

This example is for comparison only. Your actual costs may be higher or lower.

4	|	Prime Money Market Fund

This fund may be appropriate for shareholders willing to earn lower current income,

or looking to invest the cash portion of an asset allocation portfolio at a substantially lower risk in order to attempt to maintain a stable net asset value.

INVESTMENT DETAILS

Principal Investment Strategies

The fund invests virtually all of its assets in a broad range of money market instruments. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. Credit quality is generally established by credit ratings. The fund will only buy securities that:

>

have received the highest rating (or one of the two highest ratings if the security is a corporate obligation) by two or more nationally recognized rating agencies, such as Standard & Poor’s and Moody’s

>	have received only one of the highest ratings if only one organization has rated the security

>	are unrated, but are determined by the adviser to be of comparable quality

The adviser measures a security’s credit quality at the time the fund buys the security. If a security’s credit quality subsequently declines, the adviser typically will sell the security.

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry very little credit risk, such that they are eligible for the fund’s investment. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends.

Principal types of securities the fund may hold

>	Money market instruments, including commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and bonds issued by U.S. and foreign corporations

>	Obligations of the U.S. government and its agencies and instrumentalities

>	Obligations of U.S. and foreign banks, such as certificates of deposit and bankers’ acceptances

>	Registered investment companies

>	Repurchase agreements backed by U.S. government obligations

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

Definitions

Money market instrument  A debt security that is considered to meet certain established standards for high credit quality and short maturity.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to underperform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders.

Prime Money Market Fund	|	5

FUND NUMBERS	|	Class A: 425 Class C: 427	TICKER SYMBOLS	|	Class A: PVAXX Class C: PCVXX

Government Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in money market instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements backed by these instruments

>	Investing only in portfolio securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

6	|	About the Fund

Although a fund’s past performance is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Class A	4.10%	1.73%	3.10%

Class C	3.09%	1.68%	2.82%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 1.44% 3Q 2000

WORST QUARTER: 0.04% 1Q 2004

YTD RETURN as of 6/30/07: 2.17%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

Government Money Market Fund	|	7

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 16.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	None	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.25%	0.25%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.18%	0.18%

Total Fund Operating Expenses*	0.93%	1.43%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.90% for Class A and 0.90% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.90% for Class A and 0.90% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$95	$296	$515	$1143
Class C Shares
If you sold your shares at period’s end	$246	$452	$782	$1713
If you still held your shares	$146	$452	$782	$1713

This example is for comparison only. Your actual costs may be higher or lower.

8	|	Government Money Market Fund

This fund may be appropriate for shareholders looking for a money market fund whose portfolio securities carry an extra degree of credit protection with a reduction in return.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in money market instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements backed by these instruments. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. U.S. government obligations are generally considered to have less risk than other debt obligations.

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry very little credit risk, such that they are eligible for the fund’s investment. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends. This is a PNC fund and is not government issued or guaranteed.

Principal types of securities the fund may hold

>	U.S. Treasury obligations

>	Obligations of the U.S. government and its agencies and instrumentalities

>	Repurchase agreements backed by U.S. government obligations

>	Registered investment companies

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

Definitions

Money market instrument  A debt security that is considered to meet certain established standards for high credit quality and short maturity.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to underperform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

Government Money Market Fund	|	9

FUND NUMBERS	|	Class A: 428 Class C: 430	TICKER SYMBOLS	|	Class A: PCNXX Class C: PETXX

Tax-Exempt Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities (“municipal obligations”) the interest of which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in short-term municipal obligations whose interest is exempt from federal regular and alternative minimum income taxes

>	Investing only in securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

10	|	About the Fund

Although a fund’s past performance is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Institutional Shares, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Institutional Shares because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. All performance figures assume that dividends and distributions were reinvested.

CALENDAR YEAR TOTAL RETURNS (%) Class A, as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS including maximum sales charge (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Class A	2.50%	1.13%	1.84%

Class C	1.58%	1.08%	1.56%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. This performance does not reflect any sales charges applicable to Class A or Class C shares, and would be lower if it did.

BEST QUARTER: 0.85% 4Q 2000

WORST QUARTER: 0.02% 1Q 2004

YTD RETURN as of 6/30/07: 1.35%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

Tax-Exempt Money Market Fund	|	11

FEES AND EXPENSES

Each of the share classes described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures. Note that there are ways to reduce or eliminate sales charges. To find out how, and for more complete information on share classes and costs, see page 16.

SHAREHOLDER FEES	Class A	Class C
Maximum sales charge on purchases (% of offering price)	None	None

Maximum deferred sales charge (% of purchase price or sale proceeds whichever is lower)	None	1.00%

ANNUAL OPERATING EXPENSES
Management Fees	0.25%	0.25%

Distribution and Service (12b-1 fees)	0.50%	1.00%

Other Expenses	0.19%	0.19%

Total Fund Operating Expenses*	0.94%	1.44%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.90% for Class A and 0.90% for Class C shares. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, the “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.90% for Class A and 0.90% for Class C shares prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Class A Shares
(same cost whether you sold or held shares)	$96	$300	$520	$1155
Class C Shares
If you sold your shares at period’s end	$247	$456	$787	$1724
If you still held your shares	$147	$456	$787	$1724

This example is for comparison only. Your actual costs may be higher or lower.

12	|	Tax-Exempt Money Market Fund

This fund is designed for shareholders who are looking for federally tax-exempt current income in addition to liquidity and capital preservation.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in short-term municipal obligations whose interest is exempt from federal regular and alternative minimum income taxes. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. Credit quality is generally established by credit ratings. The fund will only buy municipal obligations that:

>

have received the highest short-term rating (or one of the two highest ratings if the municipal obligation is a bond) by two or more nationally recognized rating agencies (NRSRO), such as Standard & Poor’s and Moody’s

>	have received only one of the highest ratings if only one NRSRO has rated the security

>	are unrated, but are determined by the adviser to be of comparable quality

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry minimal credit risk, such that they are eligible for the fund’s investment. The adviser measures a security’s credit quality at the time the fund buys the security. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends.

Principal types of securities the fund may hold

>	Short-term municipal obligations — including both revenue and general obligations — issued by or on behalf of U.S. states, territories, municipalities, and possessions

>	Private activity bonds

>	Variable rate demand notes

>	Registered investment companies

>	Commercial paper

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to underperform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Tax-Exempt Money Market Fund	|	13

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) without obtaining shareholder approval.

Management of the Funds

The Investment Adviser

>

PNC Capital Advisors, Inc. (“PCA”), formerly known as Mercantile Capital Advisors, Inc., is the investment adviser to the funds. As investment adviser, PCA is responsible for supervising and managing each fund’s operations, subject to the supervision of the funds’ Board of Directors.

>

PCA is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company. The firm and its predecessors have been providing asset management and other financial services since 1864.

>	PCA is located at Two Hopkins Plaza, Baltimore, Maryland, 21201.

>	As of June 30, 2007, PCA managed $4.2 billion in assets.

Each fund pays a management fee to PCA. For the fiscal year ended May 31, 2007, PCA was paid the following management fees, after waivers and reimbursements, as a percentage of average daily net assets:

Management Fee Paid (%)

Prime Money Market Fund	0.22

Government Money Market Fund	0.22

Tax-Exempt Money Market Fund	0.21

14	|	Tax-Exempt Money Market Fund / Management of the Funds

How to Invest |

In this section, you’ll find information on how to invest in the funds, including how to choose a share class and how to buy, sell, and exchange fund shares. It’s also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a PNC Funds shareholder.

You can find out more about the topics covered here by contacting the PNC Funds, your financial representative, or a representative of your workplace retirement plan or other investment provider.

15

Choosing a Share Class

This prospectus offers two share classes, each with its own cost structure. The funds have one other share class, which is designed for institutional shareholders and offered through a separate prospectus.

Before investing, you may want to compare the different share classes. You can also ask your financial advisor to help you choose the share class that best suits your situation. Each fund has adopted a 12b-1 plan that allows its Class A and Class C shares each to pay, out of its respective assets, a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA). The maximum annual fees for each share class are:

	Class A	Class C
Distribution	0.25%	0.75%

Service	0.25%	0.25%

Total	0.50%	1.00%

Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative may be paid a dealer reallowance when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s adviser or distributor may provide compensation to financial representatives for distribution, administrative and promotional services.

The table below lists the main features of each share class. It’s only a summary — be sure to read the more complete information that follows, especially the details of sales charges and the information on how to reduce or eliminate them.

SALES CHARGES

Class A	Class C
> No sales charge when you buy shares > If you subsequently exchange money into a bond and stock fund, you’ll need to pay that fund’s sales charge.

>     Appropriate for shareholders who plan to exchange into one or more of the PNC Class C equity and bond funds

>     No charges when you buy shares

>     Contingent Deferred Sales Charge (CDSC) of 1.00% when you sell shares within one year of buying them

>     Higher annual expenses than Class A shares

>     Shares never convert to Class A; higher annual expenses remain in effect for as long as you own your shares

IMPORTANT INFORMATION FOR ALL SHAREHOLDERS WHO MAY BE ELIGIBLE FOR REDUCED SALES CHARGES

The PNC Funds offer several options through which new and existing shareholders have the opportunity to reduce or eliminate sales charges. These options are described in this section.

One of the most important things to understand about these options is that it is up to you, the shareholder, to let the funds know in advance if you qualify or intend to qualify for a sales charge reduction or elimination. The funds cannot apply these methods automatically or retroactively. For more information, speak with your financial advisor, or contact the funds or the transfer agent.

Note that for purposes of qualifying for sales charge reductions, “immediate family member” is defined as a spouse or a child under the age of 21.

16	|	Choosing a Share Class

CLASS C SHARES

Class C shares have no up-front sales charges. Instead, they have higher yearly expenses, and also a contingent deferred sales charge (CDSC) on shares you sell within one year of buying them:

DEFERRED SALES CHARGES

If you sell shares during the	this much is deducted from your proceeds
first year	1.00%

second year or later	None

Sales Charge Waivers

You won’t be charged a CDSC when you sell Class C shares:

>	that you bought with reinvested dividends or capital gains distributions

>	that you sell at least one year after purchase

>	if the shares are exchanged into Class C shares of another PNC fund

>	as an allowable distribution from a qualified retirement plan

>	in connection with the death or disability of the shareholder

>	under a Systematic Withdrawal Plan that liquidates less than 10% of account assets a year

>	to correct an excess contribution to a qualified retirement plan

Choosing a Share Class	|	17

How to Buy, Sell and Exchange Fund Shares

Use the instructions on these pages only if you are investing directly with PNC Funds. If you’re investing through a financial advisor, your advisor will be able to give you instructions.

OPENING OR ADDING TO AN ACCOUNT

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
You can open an account for as little as $1,000.	You can add as little as $100 at a time to your account.
By mail or express delivery

>   Complete and sign an application (if you need an application, call 800-551-2145)

>   Send the application to the funds at the appropriate address at right, along with an investment check made out to “PNC Funds, Inc.”

>   Make out an investment check to “PNC Funds, Inc.”

>   Write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>   Sign the letter, enclose the check, and mail it to the appropriate address at right

By wire
> Call 800-551-2145 for instructions before wiring any money > After wiring, follow up promptly by sending a completed application to the funds at the appropriate address at right

>   Request your bank to wire Federal funds to: Huntington Bank, Columbus, OH, 43219 Account # 01899622436 Routing # 044000024

>    Specify the fund name and share class, your name, your account number, and the fact that this is not a first investment in your account

>   Be aware that your bank may charge a fee to wire money

By phone

>   Call 800-551-2145 to verify that the service is in place, then follow the voice prompts to place your order

>   If the service is not in place, you can set it up1: first, verify that your bank is a member of the Automated Clearing House (ACH) system; second, call 800-551-2145 and ask for a Service Options Form to be mailed to you; third, complete the “Invest by Phone” and “Bank Information” sections and return the form

With an automatic investment plan
> To set up regular investments from a bank checking account, call 800-551-2145
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

When buying fund shares, make sure your request is in “good order,” meaning that it includes:

•	The name of the fund

•	The dollar amount you want to invest

•	A purchase application

•	Proper payment, such as a check payable to PNC Funds, Inc., or arrangements to pay by wire

18	|	How to Buy, Sell and Exchange Fund Shares

EXCHANGING OR SELLING SHARES

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Exchanges can be as little as $1,000 if opening a new account, or $100 if adding to an existing account. Be sure to obtain and read a current prospectus for the fund into which you are exchanging.	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see “Policies About Transactions”).
By mail, express delivery or fax

>   Write a letter that includes your account number, the fund and share class you’re exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund into which you are exchanging

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account.

>   Mail or fax the letter to the appropriate address or fax number at right

>   Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>   Mail or fax the letter to the appropriate address or fax number at right

By phone, wire, or ACH
> Call 800-551-2145 to request an exchange

>   Call 800-551-2145 to confirm which transaction options you have in place (see “Shareholder Services” for more details on these options):

-  telephone redemption (with proceeds sent to the address of record) is available unless you declined it on your application

-  wire and ACH require additional information and need to be set up in advance[1]

-  minimum sell order for wire is $1,000, for ACH transfer $100

With an automatic plan
> Call 800-551-2145 to set up an automatic exchange plan	> Call 800-551-2145 to set up an automatic withdrawal plan
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

FAX:

614-428-3391

When selling fund shares, make sure your request is in “good order,” meaning that it includes:

•	Your account number

•	The name of the fund

•	The dollar amount or number of shares you want to sell

•	Signatures of all account owners, exactly as their names are registered on the account

•	Any required signature guarantees (see “Policies About Transactions”)

•	Any supporting legal documentation that may be required

How to Buy, Sell and Exchange Fund Shares	|	19

Shareholder Services

As a PNC Funds shareholder, you have access to a variety of services and privileges that can be tailored to your particular investment needs. Many of these are described below. There are also a number of policies affecting the ways you do business with the funds that you may find helpful to know about.

How much of this shareholder service and policy information applies to you will depend on the type of account in which your PNC Fund shares are held. For instance, the information on dividends and taxes applies to all shareholders, while information on telephone transactions applies only to those shareholders that selected this option when opening their accounts.

If you’re investing through a financial advisor, check the materials you received from your advisor about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the funds.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, call 800-551-2145. These options are available only to shareholders investing directly with PNC Funds.

Tax-advantaged investment plans  A full range of retirement and other tax-advantaged investment plans are available directly from PNC Funds or from your financial advisor, including IRA, SEP, 401(k) and pension plans. All funds (except the tax-exempt funds) and all share classes are eligible for investment in tax-advantaged accounts.

For information about these plans, including the features, fees, and limitations, call 800-551-2145 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege  As a PNC Funds shareholder, you can exchange some or all of your shares of one PNC fund for the same class of shares in any other PNC fund, as long as those shares may legally be sold in your state.

In general, there are no sales charges when you exchange from one fund to another. One exception is with Class A shares when you are exchanging from a money market fund into a stock or bond fund. Unless you are eligible for a sales charge waiver, you will be charged the sales charge on the fund into which you’re exchanging. Note that once you have paid a sales charge, you’ll be given credit for having paid that charge in all future exchanges of the money involved.

OUR “ONE COPY PER HOUSEHOLD” POLICY

The funds typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 800-551-2145.

20	|	Shareholder Services

Automatic Investment Plan  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic monthly transfers of $100 or more from your bank account into your fund account. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, call 800-551-2145. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the funds if a scheduled transfer can’t be made because of a low bank balance or for any other reason.

Systematic Withdrawal Plan  The Systematic Withdrawal Plan lets you set up regular withdrawals from your PNC Funds investment. Withdrawals can be set up for one, two, four, or twelve times a year, and the withdrawals can be for as little as $100 each. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day), and are either distributed to you in cash or reinvested in shares of another fund.

To set up Systematic Withdrawal, call 800-551-2145. Note that you need a minimum account balance of $10,000. There’s no CDSC on Class C Shares when your systematic withdrawals for a calendar year amount to less than 10% of your account’s value.

Checkwriting  Many shareholders are eligible for checkwriting on their money market fund balances. There’s no limit to the number of checks you may write, although each check must be for at least $500. To apply for this feature, complete the appropriate section of your new account application or call 800-551-2145.

When you write a check, you’ll continue to receive the daily dividends on the money up to the day your check is presented to the funds for payment. Applicable CDSC for Class C Shares will be deducted from your account the day the check is presented for payment. The funds may charge a fee for checkwriting, and on 30 days’ written notice to shareholders the funds may change or terminate the checkwriting privilege. You cannot write a check to close an account. Your account will be charged a $50 penalty for each check returned due to insufficient funds.

Directed reinvestments  If you like, you can choose to have your dividends and distributions automatically invested in shares of a different PNC fund. Simply complete the appropriate section on your new account application or call 800-551-2145.

Shareholder Services	|	21

Policies About Transactions

Business hours  The funds are open for business each day the New York Stock Exchange (NYSE) is open. In addition, the funds observe Columbus Day and Veterans Day holidays. With respect to the Tax-Exempt Money Market Fund, the price of each share class is calculated every business day at 11:00 a.m. Eastern Time, and with respect to the Prime Money Market Fund and Government Money Market Fund at 3:00 p.m. Eastern Time. If the bond market closes early due to a holiday or in the case of a scheduled half-day or an unscheduled suspension, the Prime Money Market Fund and Government Money Market Fund will stop taking purchase orders after 11:00 a.m. Eastern Time, but will continue to honor redemption requests up to the normal closing time of 3:00 p.m. Eastern Time.

Determining when your order will be processed  If the funds’ transfer agent receives your order to buy or sell shares before the close of a fund’s business hours (as described above) and it is in good order, it will be processed at the share price calculated that day. Orders received after the close of a fund’s business hours will be processed at the next business day’s share price. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to promptly forward your order to the funds before the close of a fund’s business hours on the day that you place your order.

In order for our shareholders to be able to place orders with their financial advisors up to the close of a fund’s business hours and still receive that day’s share price, the funds permit certain advisors and other intermediaries to transmit their orders to the funds after the close of a fund’s business hours. However, the funds will only accept such an order from an intermediary if the intermediary has entered into an agreement with the funds that permits later transmissions of timely orders for the funds, and the order must carry a time-stamp indicating that the intermediary received the order from the shareholder before the close of a fund’s business hours. Shareholders should inquire whether their advisor or financial intermediary has entered into such an agreement. Without such an agreement, a shareholder may not receive that day’s net asset value, regardless of the time that the shareholder submits the order to the advisor or intermediary.

Paying for shares you buy  Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that the funds cannot accept cash, starter checks, money orders, credit card checks or third party checks (checks made out to you and signed over to the funds).

Wire transaction policies  Wire transactions are generally completed within 24 hours of when you place your order. The funds can only send wires of $1,000 or more and can only accept wires of $50 or more.

Although the funds do not charge a fee to send or receive wires, your bank might. The funds recommend that you check in advance with your bank about any wire fees and policies they may have.

Note that when you open an account by wire, you won’t be able to sell the shares in that account until the funds have received and processed your account application.

Our Customer Identification Program   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information

IF YOU CANNOT REACH THE FUNDS BY PHONE

Although the funds strive to provide a high level of service to our shareholders, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach the funds by telephone. In such a case, you will need to place orders in writing, as described in “How to Buy, Sell and Exchange Fund shares”.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 800-551-2145 or contact your financial advisor for more information.

22	|	Policies About Transactions

that identifies each person who opens an account. When you open an account, the funds will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow the funds to identify you. The funds may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). Additional information may be required in certain circumstances. The funds may use a third party to obtain and verify this information.

The funds may not be able to establish an account if you do not provide the necessary information. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. The funds may limit transactions in your account until your identity is verified.

For your protection, when the funds receive an order from a shareholder, the funds take security precautions such as recording calls or requesting personalized security codes or other information. It’s important to understand that as long as the funds take reasonable steps to ensure that an order to buy or sell shares is genuine, the funds are not responsible for any losses that may occur.

Your account may have telephone transaction privileges. If you don’t plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone privileges (either on your application or through subsequent notice to the funds). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from the funds immediately after you receive them.

Orders that require a signature guarantee There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>	when you want to sell more than $100,000 worth of shares

>	when you want to send the proceeds to a third party

>	when the address of record on the account has changed in the past 30 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with the funds. Also, you do not generally need a signature guarantee for an exchange, although the funds may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature and is a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. You cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell Ordinarily, when you sell shares, the funds send out money within one business day of when your order is processed (which may or may not be the same day it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>	when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>	when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Market timing and limits on exchanges, redemptions, and purchases  Exchanges are a shareholder privilege, not a right. The Board of Directors of the funds has determined that excessive trading may harm fund performance and the interests of other fund shareholders. The funds are not designed for nor do they accommodate market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintain such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

Policies About Transactions	|	23

A fund that invests in non-U.S. securities is subject to the risk that an shareholder may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. This short-term arbitrage activity can reduce the return received by long-term shareholders. The funds will seek to eliminate these opportunities by using fair value pricing, as described in “How the Funds Value their Holdings” below.

The funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of fund shares that they determine may be detrimental to a fund and its long-term shareholders. The Board of Directors has approved the policies discussed below to seek to deter market timing activity.

If the funds believe, in their sole discretion, that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the funds reject your purchase or exchange order, you will not be able to execute that transaction, and the funds will not be responsible for any losses you therefore may suffer.

The funds may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 roundtrip transactions, with no more than 3 roundtrip transactions in a calendar quarter in a calendar year or otherwise demonstrates what the funds believe is a pattern of market timing. The transfer agent monitors trading activity on all accounts and automatically detects any account that reaches 3 roundtrip transactions in a calendar quarter. In addition, the funds may reject or limit any purchase orders, including the purchase portion of an exchange order, from market timers or shareholders whose fund exchanges or redemptions may be disruptive to the funds.

The funds may modify or terminate the exchange privilege, at any time. During unusual circumstances, the funds may suspend the exchange privilege temporarily for all shareholders without notice.

How the funds value their holdings  The assets of the funds are valued at amortized cost, which generally approximates market value. Although the funds seek to maintain their net asset value per share of $1.00, there can be no assurance that the net asset value per share will not vary.

How the funds calculate share prices  The funds calculate a NAV, or share price, for each fund and share class every day the funds are open for business. With each fund, to calculate the NAV for a given share class, the fund adds up the total assets for that share class, subtracts its total liabilities, and divides the result by the number of shares outstanding.

The price at which you buy shares is calculated as follows:

>	Class A and C shares: NAV

The price at which you sell shares is calculated as follows:

>	Class A and C shares: NAV, adjusted for any applicable sales charges taken out of the proceeds (see “Choosing a Share Class”)

How the funds calculate deferred sales charges  When you sell shares that have a contingent deferred sales charge (CDSC), the funds calculate the CDSC as a percentage of what you paid for the shares or the amount at which you’re selling them — whichever results in the lower charge to you. In processing your orders to sell shares, the funds sell the shares with the lowest CDSC first.

Exchanges from one fund into another do not affect your CDSC. The CDSC for any share you sell is based on the date you originally invested that money with PNC Funds.

There are certain cases in which you may be exempt from a CDSC, including shares that are sold:

>	in connection with the death or disability of an account owner (including a joint owner)

>	through an automatic withdrawal plan that is withdrawing less than 10% per year of your total account value

>	in connection with certain retirement or benefit plans

>	for certain loan advances, hardship provisions, or returns of excess contributions to a tax-advantaged investment plan

In each of these cases, there are other provisions that apply. To find out if you are eligible for a waiver, call 800-551-2145 or speak with your financial advisor.

Share certificates  The funds do not issue share certificates.

24	|	Policies About Transactions

OTHER RIGHTS THE FUNDS RESERVE

You should be aware that the funds may do any of the following:

>

withhold a percentage of your distributions as required by federal tax law if the funds have been notified by the IRS that you are subject to backup withholding, or if you fail to give the funds a correct taxpayer ID number or certification that you are exempt from backup withholding

>

close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before the funds close your account, the funds will give you 30 days’ notice so you can either increase your balance or close your account

>

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell them, you may pay brokerage charges.

>

change, add, or withdraw various services, fees and account policies at any time (for example, the funds may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>	withdraw or suspend the offering of shares at any time

>	reject any order the funds believe may be fraudulent or unauthorized

>	reject any telephone redemption if the funds believe it is advisable to do so

>	reject or limit purchases of shares for any reason

Policies About Transactions	|	25

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. There are two basic ways a fund can earn money: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a fund’s earnings are separate from any gains or losses you may realize from your own transactions in fund shares. A fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

When the funds pay dividends and distributions  The funds declare dividends daily and pay monthly. Capital gains (if any) are declared and paid at least annually.

A fund may also pay dividends and capital gain distributions at other times if it means that the fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions  You can choose how you receive your dividends and distributions. You can:

>	have all dividends and distributions automatically reinvested in the same or different PNC fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

>	have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

>	have your dividends reinvested and your distributions sent to you by check, or vice versa

Please indicate your preference on your application. If you don’t give the funds any instructions, the funds will reinvest all dividends and distributions in the fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 800-551-2145.

Note that if you invested through a financial institution rather than directly with PNC Funds, any dividend or distribution payments you request will be wired to your financial institution. Also note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until the funds receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Tax consequences of buying and selling fund shares  In general, buying and selling fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one fund to another is treated as a sale.

Tax status of dividends and distributions   The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates:

>	short-term capital gains from selling fund shares

>	taxable income dividends paid by a fund

>	short-term capital gains distributions paid by a fund

Generally taxed at capital gains rates:

>	long-term capital gains from selling fund shares

>	long-term capital gains distributions paid by a fund

In addition, fund payments and transactions may be subject to state and local taxes.

Tax status statements  Each fund mails out detailed tax information to its shareholders soon after the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions you received, and have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Because each shareholder’s tax situation is unique, ask your tax professional for more information about the possible tax consequences of your PNC Fund investments.

26	|	Distributions and Taxes

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Financial Highlights

This section offers further details about the recent financial history of each share class. Total return figures show the percentage a shareholder would have gained or lost during the period, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2007 has been audited by Deloitte & Touche LLP, whose report, along with these funds’ financial statements, is included in the annual report (see back cover). The financial highlights presented for periods prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Prime Money Market Fund
Class A Shares
Year ended 05/31/07	$1.00	$0.0437	$0.0437	$(0.0437)	$(0.0437)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03[d]	1.00	0.0070	0.0070	(0.0070)	(0.0070)
Class C Shares
Year ended 05/31/07	1.00	0.0437	0.0437	(0.0437)	(0.0437)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03[d]	1.00	0.0071	0.0071	(0.0071)	(0.0071)
Government Money Market Fund
Class A Shares
Year ended 05/31/07	1.00	0.0431	0.0431	(0.0431)	(0.0431)
Year ended 05/31/06	1.00	0.0307	0.0307	(0.0307)	(0.0307)
Year ended 05/31/05	1.00	0.0110	0.0110	(0.0110)	(0.0110)
Year ended 05/31/04	1.00	0.0047	0.0047	(0.0047)	(0.0047)
Period ended 05/31/03[d]	1.00	0.0068	0.0068	(0.0068)	(0.0068)
Class C Shares
Year ended 05/31/07	1.00	0.0430	0.0430	(0.0430)	(0.0430)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0114	0.0114	(0.0114)	(0.0114)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03[d]	1.00	0.0073	0.0073	(0.0073)	(0.0073)
Tax-Exempt Money Market Fund
Class A Shares
Year ended 05/31/07	1.00	0.0264	0.0264	(0.0264)	(0.0264)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)
Year ended 05/31/05	1.00	0.0074	0.0074	(0.0074)	(0.0074)
Year ended 05/31/04	1.00	0.0037	0.0037	(0.0037)	(0.0037)
Period ended 05/31/03[d]	1.00	0.0058	0.0058	(0.0058)	(0.0058)
Class C Shares
Year ended 05/31/07	1.00	0.0273	0.0273	(0.0273)	(0.0273)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)
Year ended 05/31/05	1.00	0.0077	0.0077	(0.0077)	(0.0077)
Year ended 05/31/04	1.00	0.0045	0.0045	(0.0045)	(0.0045)
Period ended 05/31/03[d]	1.00	0.0056	0.0056	(0.0056)	(0.0056)

[a]	Excludes sales charge for Class A and Class C Shares.
[b]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[c]	The effect of any custody credit on the ratio is less than 0.01%.
[d]	Commencement of operations was September 30, 2002.
[e]	Annualized.

28	|	Financial Highlights

Net Asset Value, End of Period	Total Return[a]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[b]

$1.00	4.46%	$168,544	0.90%[c]	4.38%	0.93%[c]
1.00	3.18%	127,843	0.90%	3.19%	0.94%
1.00	1.14%	86,699	0.90%	1.13%	0.94%
1.00	0.50%	82,792	0.86%	0.21%	0.95%
1.00	0.70%	830	0.38%[e]	0.94%[e]	0.94%[e]

1.00	4.46%	278	0.90%[c]	4.36%	1.43%[c]
1.00	3.18%	669	0.90%	3.08%	1.44%
1.00	1.14%	1,321	0.90%	1.27%	1.44%
1.00	0.50%	475	0.59%	0.48%	1.45%
1.00	0.72%	84	0.38%[e]	0.88%[e]	1.45%[e]

1.00	4.40%	1,242	0.90%[c]	4.32%	0.93%[c]
1.00	3.11%	1,057	0.90%	2.97%	0.95%
1.00	1.11%	1,550	0.90%	0.98%	0.94%
1.00	0.47%	2,814	0.74%	0.31%	0.94%
1.00	0.68%	448	0.38%[e]	0.87%[e]	0.95%[e]

1.00	4.38%	1	0.90%[c]	4.28%	1.33%[c]
1.00	3.17%	3	0.84%	3.13%	1.31%
1.00	1.14%	3	0.86%	1.14%	1.34%
1.00	0.50%	3	0.47%	0.40%	1.44%
1.00	0.74%	1	0.38%[e]	1.05%[e]	1.50%[e]

1.00	2.67%	4,296	0.90%[c]	2.67%	0.94%[c]
1.00	1.95%	4,771	0.90%	1.90%	0.97%
1.00	0.74%	12,305	0.90%	0.75%	0.96%
1.00	0.37%	7,369	0.68%	0.28%	0.95%
1.00	0.59%	2,354	0.38%[e]	0.83%[e]	0.95%[e]

1.00	2.76%	2	0.88%[c]	2.75%	1.32%[c]
1.00	1.96%	2	0.90%	1.89%	1.35%
1.00	0.78%	2	0.90%	0.85%	1.42%
1.00	0.45%	1	0.43%	0.45%	1.45%
1.00	0.56%	1	0.38%[e]	0.90%[e]	1.52%[e]

Financial Highlights	|	29

PNC Funds, Inc.

Notice of Privacy Policy & Practices

The funds recognizes and respects the privacy concerns and expectations of our customers1.

This notice is provided to you so that you will know what kinds of information the funds collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

>	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

>	Account History, including information about the transactions and balances in a customer’s accounts; and

>	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information2

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

>	As Authorized — if you request or authorize the disclosure of the information.

>

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>

Under Joint Agreements — the funds may also share information with companies that perform marketing services on their behalf or to other financial institutions with whom the funds have joint marketing agreements.

Security of Customer Information

The funds require service providers to the funds:

>	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

>	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds.

Please call 1-800-551-2145 if you have any questions concerning this Notice, or about the funds in general.

[1]	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in fund shares.
[2]	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Not a part of this Prospectus

For more information

You will find more information about the funds in the following documents:

Annual and Semi-Annual Reports  The funds’ annual and semi-annual reports contain more information about the funds.

Statement of Additional Information (SAI)  The SAI contains detailed information about the funds and their policies. It is incorporated by reference into and legally considered to be part of this prospectus.

You can get a free copy of these documents, request other information about the funds and make shareholder inquiries by calling 800-551-2145 or writing to:

PNC Funds

Mutual Fund Administration

Two Hopkins Plaza

Baltimore, MD 21201

800-551-2145

www.pncmutualfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC. You may also obtain copies of the funds’ documents after paying a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

SEC File Number: 811-5782

Distributor: PNC Fund Distributor, Inc.

© 2007 PNC Mutual Funds	MM907

PNC Funds

Institutional Shares

PROSPECTUS	September 28, 2007

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

As with all mutual funds, the Securities and Exchange Commission makes no determination about the merits of these funds’ shares or the accuracy or completeness of this prospectus. Anyone who tells you otherwise is committing a crime.

www.pncmutualfunds.com

Inside This Prospectus

About the Funds |	Inside this prospectus is information about the PNC Funds (the “funds”). The funds offer portfolios of equity, fixed income and money market investments.

Six equity portfolios: the Growth & Income Fund, the Equity Income Fund, the Equity Growth Fund, the Capital Opportunities Fund, the International Equity Fund and the Diversified Real Estate Fund.

Five fixed income portfolios: the Limited Maturity Bond Fund, the Total Return Bond Fund, the Maryland Tax-Exempt Bond Fund, the Tax-Exempt Limited Maturity Bond Fund and the National Tax-Exempt Bond Fund.

Three money market portfolios: the Prime Money Market Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund.

On the following pages, you will find information about each fund’s investment goal, the strategies each fund uses to pursue that goal, the risks that could affect performance, the past performance for each fund measured on both a year-by-year and long-term basis and the fees and expenses you will pay as a shareholder in each fund.

Remember that mutual funds are investments, not bank deposits. They are not backed or guaranteed by PNC Bank, nor are they insured by, issued by, guaranteed by or obligations of the FDIC, the Federal Reserve Board, any government agency or any bank and the fund shares involve investment risks, including the loss of value. Their share prices will go up and down and you could lose money by investing in them.

FUND NUMBER	|	415	TICKER SYMBOL	|	PVAEX

Growth & Income Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth, with income as a secondary goal.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in common-stocks of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion.

>	Under normal market conditions, investing at least 65% of its total assets in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes have above-average prospects for growth

>	Investing in securities of domestic and foreign issuers

>	Using disciplined buy/sell process that typically combines quantitative and qualitative analysis

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever category performs better during a given period.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

2	|	About the Fund

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Before Taxes	12.47%	5.90%	8.57%

After taxes on distributions (assumes shares are still held)	9.30%	4.99%	7.07%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	11.13%	4.90%	7.02%

S&P 500 Index (an unmanaged index comprised of 500 widely held U.S. common stocks)	15.81%	6.19%	8.42%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 22.18%, 4Q 1998

WORST QUARTER: -13.52%, 1Q 2001

YTD RETURN as of 6/30/07: 6.86%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

Growth & Income Fund	|	3

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.60%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.20%

Total Fund Operating Expenses*	0.80%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.78%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.78% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$82	$255	$444	$990

This example is for comparison only. Your actual costs may be higher or lower.

4	|	Growth & Income Fund

This fund may be appropriate for shareholders seeking long-term growth and income with somewhat less potential volatility than the overall stock market.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 65% of total assets in equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector.

In managing the fund, the adviser chooses stocks using a blend of growth and value strategies. The adviser looks for companies that appear to have above-average prospects for growth and whose stocks are currently selling at an attractive price relative to other measures of worth. The adviser also looks for a history of growth of sales, earnings and dividends.

The adviser uses a disciplined buy/sell process that typically combines quantitative and qualitative analysis. The adviser typically analyzes company financial statements as well as industry and economic trends. It also seeks to develop an understanding of a company’s products and management. Based on the resulting data and observations, the fund establishes a target value for a stock. Reasons for the fund to sell a stock include an actual or anticipated weakening of a company’s fundamentals or outlook, when the stock reaches a target price, or when the adviser believes that further price rises are not on the horizon.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

>	repurchase agreements

Principal policies/limits

>	No more than 25% of total assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs.

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $88.76 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the New York Stock Exchange (“NYSE”). By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appears to have above-average potential for growth of revenue, earnings and stock price over time.

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand

Growth & Income Fund	|	5

and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders.

6	|	Growth & Income Fund

FUND NUMBER	|	661	TICKER SYMBOL	|	PEYIX

Equity Income Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is current income and long-term capital growth consistent with reasonable risk.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in income producing equities of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion.

>

Under normal circumstances, investing at least 80% of its net assets (which includes borrowings for investment purposes) in income-producing equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes will produce above-average dividend yields and “out of favor stocks” that are currently selling at an attractive price relative to other measures of worth

>	Investing in securities of domestic and foreign issuers

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Value Investing Risk  The fund’s performance may lag that of other types of stock funds during times when value stocks don’t perform as well as other types of stocks, such as growth stocks.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

About the Fund	|	7

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	19.49%	6.61%	3.89%

After taxes on distributions (assumes shares are still held)	16.57%	5.76%	1.47%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	16.11%	5.54%	2.39%

Russell 1000 ® Value Index (an unmanaged index generally representative of the U.S. large cap value stock market)	22.21%	10.85%	8.12%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 13.90%, 2Q 2003

WORST QUARTER: -17.14%, 3Q 2002

YTD RETURN as of 6/30/07: 5.89%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

8	|	Equity Income Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.60%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.27%

Total Fund Operating Expenses*	0.87%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.78%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.78% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$89	$278	$482	$1,073

This example is for comparison only. Your actual costs may be higher or lower.

Equity Income Fund	|	9

Shareholders who want to take a more conservative approach

to long-term investing may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in income-producing equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular companies or market sectors. The fund has an objective of maintaining a dividend yield that is above-average and over time, realizing a growth of dividend income. This results in a focus concentration on the stocks of companies expected to increase their dividend at an above-average rate.

In managing the fund, the adviser looks for stocks it believes will produce above-average dividend yields and “out-of-favor stocks” that are currently selling at an attractive price relative to other measures of worth. The adviser also looks for a history of growth of sales, earnings and dividends.

Reasons for the adviser to sell a stock include when a stock has met established price targets or has become relatively overvalued compared to other issues, as determined by the adviser. A stock may also be sold as a result of deterioration in the performance of the stock or in the financial condition of the issuer of the stock.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 20% of net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $102.48 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Dividend  A distribution of a portion of profits to a company’s shareholders. Stocks with a history of paying regular quarterly dividends are called “dividend stocks.”

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk   The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund

10	|	Equity Income Fund

may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Value Investing Risk  Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

Equity Income Fund	|	11

FUND NUMBER	|	662	TICKER SYMBOL	|	PEQGX

Equity Growth Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in common-stocks of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion.

>

Under normal market conditions investing at least 80% of its net assets (which includes borrowings for investment purposes) in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies

>	Investing in companies that it believes have potential for above-average growth over the long term

>	Investing in securities of domestic and foreign issuers

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Growth Investing Risk  The fund’s performance may lag that of other types of stock funds during times when growth stocks don’t perform as well as other types of stocks, such as value stocks.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

12	|	About the Fund

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	7.94%	-0.14%	0.09%

After taxes on distributions (assumes shares are still held)	7.92%	-0.20%	-0.54%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	5.18%	-0.13%	-0.02%

Russell 1000 ® Growth Index (an unmanaged index generally representative of large cap growth stock market)	9.08%	2.69%	1.85%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 24.83%, 4Q 1999

WORST QUARTER: -21.58%, 3Q 2001

YTD RETURN as of 6/30/07: 8.51%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

Equity Growth Fund	|	13

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.60%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.37%

Total Fund Operating Expenses*	0.97%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund that are expected to be 0.78%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.78% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each class and time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$99	$309	$536	$1,190

This example is for comparison only. Your actual costs may be higher or lower.

14	|	Equity Growth Fund

This fund may be appropriate for shareholders who want to pursue above-average long-term returns and can accept the risks that accompany a growth-oriented strategy.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in equities of U.S. companies. The fund primarily favors large-cap stocks of any economic sector, and may at times emphasize particular companies or market sectors.

In managing the fund, the adviser chooses stocks using a growth strategy, meaning that it looks for stocks it believes have potential for above-average growth over the long term. The adviser evaluates various factors used to support future growth such as, a company’s earnings history, risk and volatility of a company’s business, technological advances, good product development and quality of management.

Reasons for the adviser to sell a stock include an adverse change in the projected earnings growth of the company issuing the stock, an immediate fundamental deterioration of the company, or when the adviser believes a stock is overvalued. The adviser will also sell a stock when, as a result of changes in the economy or the performance of the stock or other circumstances, the adviser believes that owning the stock is no longer consistent with the fund’s goal.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. and foreign companies

>	EDRs, GDRs and sponsored ADRs

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 20% of net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

>	No more than 10% of total assets in convertible securities that are rated BBB/Baa or below at the time of investment

Definitions

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Large-cap company  The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalization of their style zone. The average dollar-weighted market cap of the fund’s holdings as of August 31,2007 was $61.6 billion.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appear to have above-average potential for growth of revenue, earnings, and stock price over time.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Growth Fund	|	15

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Growth Investing Risk  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

16	|	Equity Growth Fund

FUND NUMBER	|	418	TICKER SYMBOL	|	PCOPX

Capital Opportunities Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing primarily in equities (common and preferred stocks, and securities convertible into common stock) of small companies with market capitalization generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase

>	Investing in securities of companies offering shares in initial public offerings

>	Investing in companies that it believes have potential for above-average growth over the long term

>	Investing in securities of domestic and foreign issuers

>	Blended style of investing, capturing both growth and value investing

>	The adviser may trade securities actively

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Sector Risk  While the fund does not concentrate in any particular sector, to the extent the fund has exposure to a given sector, any factors affecting that sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines.

Small-Cap Risk  Because small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

IPO Risk  Prices of IPOs can be highly unstable because of factors such as a lack of company history or profitability, lack of trading history for the stock, the small number of shares available for trading, and limited shareholder information. IPO shares may be hard to buy or sell at a desired time or price. IPO shares may trade indefinitely at prices below their issue price.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

About the Fund	|	17

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	11.90%	9.88%	3.76%

After taxes on distributions (assumes shares are still held)	11.01%	9.51%	3.48%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	8.93%	8.58%	3.21%

Russell 2000 ® Index (an unmanaged index considered representative of small-cap stocks)	18.35%	11.38%	8.04%
[1]	7/5/00 for the fund, 6/30/00 for the Index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 27.54%, 4Q 2001

WORST QUARTER: -29.67%, 3Q 2001

YTD RETURN as of 6/30/07: 8.09%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

18	|	Capital Opportunities Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	1.30%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.24%

Total Fund Operating Expenses*	1.54%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.28%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.28% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$157	$486	$839	$1,834

This example is for comparison only. Your actual costs may be higher or lower.

Capital Opportunities Fund	|	19

This fund may be of interest to long-term shareholders who want exposure to both the growth and value segments of the small-cap stock market.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests primarily in the equities of small companies with market capitalization generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase. The fund may also invest in preferred stock and securities convertible into common stock. The fund will primarily invest in U.S. companies and may invest in foreign companies. There is no minimum credit rating for the fund’s investment in convertible securities. By investing in small cap companies, the fund is likely to invest in securities of companies offering shares in initial public offerings (IPOs).

In managing the fund, the adviser divides the fund’s assets into two portfolios — growth and value — and assigns a separate management team to each. The adviser monitors the performance of the two teams as well as the relative outlook for growth stocks and value stocks, and may periodically adjust the percentage of assets assigned to each management team. The adviser may trade securities actively.

In selecting growth stocks for the fund’s portfolio, the growth team utilizes a bottom-up process, which seeks to identify small companies with high expected growth and revenues and that are believed to be leaders, or are expected to become leaders, in their respective market niches. This process involves assessing a stock’s current valuation by reviewing historical factors such as price-to-earnings, price-to-book, and price-to-free cash flow ratios, and revenues, as well as historic projected earnings and growth rates, and evaluating a company by looking at the capability of the management team, the strength of the company’s position within its industry, the potential for the company to develop new products or markets, the company’s return on equity and the company’s financial and accounting policies.

In selecting value stocks for the fund’s portfolio, the value team identifies small companies whose stock prices appear low relative to their underlying value or future earnings potential. The value team considers the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward, with a focus on stocks whose prices are historically low based on a given financial measure such as profits, book value or cash flow.

The adviser may sell a growth stock as a result of an adverse change in the issuing company’s competitive position or ability to execute its growth plan or because of a significant earnings shortfall. The adviser may sell a value stock when there is a negative change in company fundamentals and/or relative valuations or when price appreciation leads to overvaluation relative to the valuation target.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of small-cap companies

>	Convertible securities of any credit rating (convertible into common stock)

Principal policies/limits

>	No more than 25% of total assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs

Definitions

Market capitalization, market cap   The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Small-cap company  A company with a relatively small market capitalization. The fund defines small-caps as those with a market cap generally less than 3.5 times the dollar-weighted, median capitalization of the Russell 2000® Index at time of purchase.

IPO (initial public offering)  The first offering of a company’s stock on the public market.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a boker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Growth strategy  A strategy of seeking stocks that appear to have above-average

20	|	Capital Opportunities Fund

potential for growth of revenue, earnings and stock price over time.

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When small company stock prices fall, you should expect the value of your investment to fall as well. At times, small company stocks may not perform as well as stocks of large or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Capital Opportunities Fund	|	21

Convertible Securities Risk  Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

IPO Risk  IPOs shares may be hard to buy or sell at a desired time or price. IPOs may be very volatile due to, among other things, investor perceptions rather than economic reasons. IPO shares may trade indefinitely at prices below their issue price. If the fund has a small asset base, IPOs may have a significant impact on the fund’s performance. A fund may not experience such an impact on its performance as its assets grow, as it is unlikely that that fund will be able to obtain proportionately larger IPO allocations.

Active Trading  In general, the greater the buying and selling of securities by the fund (turnover rate), the greater the impact that brokerage commissions and other transaction costs will have on the fund’s return. A fund with a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as taxable income. Thus, active trading by the fund could result in higher expenses, lower return and higher taxable distributions for shareholders.

Small-Cap Risk  Smaller companies may suffer more significant losses as well as realize more substantial growth than larger companies because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Investments in such companies tend to be more volatile and somewhat more speculative. In addition, some companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller companies may have more limited trading markets than the markets for securities of larger companies, or may not be publicly traded at all, and may be subject to wide price fluctuations.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice.

22	|	Capital Opportunities Fund

FUND NUMBER	|	417	TICKER SYMBOL	|	PIIEX

International Equity Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is long-term capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing primarily equity securities (common and preferred stocks, rights and warrants) of foreign companies located anywhere in the world of any market capitalization

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equities of foreign companies

>	A multi-manager approach

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Equity Risk  Equity securities consist of common stock and preferred stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied.

Style Risk  Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever of these categories performs better during a given period.

Geographic and Sector Risk  To the extent the fund emphasizes particular countries, regions, or market sector, any factors affecting that country, region or sector could affect the value of portfolio securities.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Small-Cap Risk  Because small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Mid-Cap Risk  Returns from mid-capitalization stocks may trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market. Therefore, they often perform quite differently.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Debt Securities Risk  To the extent that the fund invests in debt securities, it takes on the risks of those securities. For instance, debt securities may fall in price when interest rates rise (especially high quality securities) or when the economy deteriorates (especially low quality securities). The fund could lose money if an issuer defaults on its debt, or is expected to; this risk is greater the lower the quality of the security.

Derivatives Risk  Swaps, futures, foreign currency futures and forward contracts are derivative instruments. The fund’s performance could be hurt if a derivative or a market does not perform as anticipated, or if the counterparty to the derivative does not honor its contractual obligations. With some derivatives the fund could lose more money than the cost of the derivative.

Emerging Markets Risk  To the extent that the fund invests in emerging markets, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital.

Currency Risk  The exchange rates between foreign currencies and the U.S. dollar can fluctuate, potentially canceling gains or increasing losses. As a result of such risk, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Rights and Warrants Investment Risk   The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant or that the effective price paid for the right or warrant may exceed the value of the subscribed security’s market price.

About the Fund	|	23

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Before Taxes	23.69%	15.06%	8.87%

After taxes on distributions (assumes shares are still held)	22.70%	14.57%	7.61%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	17.02%	13.17%	7.18%

MSCI All Country World Free ex-U.S. Index (an unmanaged index of foreign securities that reflects a strategic emerging market allocation)	27.16%	16.87%	8.59%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 24.25%, 4Q 1999

WORST QUARTER: -15.44%, 3Q 1998

YTD RETURN as of 6/30/07: 10.81%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

24	|	International Equity Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	1.22%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.32%

Total Fund Operating Expenses*	1.54%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 1.28%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.28% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$157	$486	$839	$1,834

This example is for comparison only. Your actual costs may be higher or lower.

International Equity Fund	|	25

This fund may be appropriate for growth shareholders who want to diversify a domestic portfolio.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes), in equity securities of foreign companies located anywhere in the world. The fund may invest in foreign companies of any market capitalization. The fund may also invest up to 10% of its net assets in below-investment grade debt securities, also known as junk bonds.

In managing the fund, the adviser uses a multi-manager approach. This approach permits the adviser to select sub-advisers, subject to the approval of the fund’s Board of Directors and the fund’s shareholders, and to allocate the fund’s assets between them. The fund’s assets are divided into two portfolios. The sub-advisers are Julius Baer Investment Management LLC (Julius Baer) and Morgan Stanley Investment Management Limited (Morgan Stanley). The adviser monitors the performance of these sub-advisers as well as the relative outlook for the approach each one uses, and may periodically adjust the percentage of assets assigned to each sub-adviser. The sub-advisers may trade securities actively.

Julius Baer looks for industries and companies whose products and services are in relatively high demand. These may include companies that have above-average earnings potential, are undergoing significant change, or are market leaders in developing industries. Julius Baer also considers expected levels of inflation, government policies or actions, currency relationships, and a region’s or country’s growth prospects. Reasons for Julius Baer to sell a stock include economic changes at the country or regional level, deteriorating stock performance, or a weakening of a company’s financial position.

Morgan Stanley looks for quality companies whose stock prices appear low relative to their long-term intrinsic value. To identify these stocks, Morgan Stanley uses a disciplined, bottom-up approach to examine a universe of approximately 1,200 stocks. Morgan Stanley first looks for those whose prices are low relative to cash flow, book value, or other measures. Morgan Stanley then conducts extensive fundamental analysis with emphasis on free cash-flow generation and return on capital employed. Morgan Stanley considers the strength of a company’s balance sheet and management, the competitiveness of its products, its market position, and industry structure and outlook. Reasons for Morgan Stanley to sell a stock include the stock has reached its fair value target, an actual or anticipated weakening of a company’s fundamentals or outlook, or a more compelling investment opportunity exists.

Principal types of securities the fund may hold

>	Foreign securities, including common stock, preferred stock and rights and warrants (which are convertible into equity securities)

>	EDRs, GDRs and sponsored ADRs

>	Registered investment companies, exchange-traded funds

>	Participation certificates

>	Foreign debt securities of any maturity and credit rating

>	Swaps, futures, foreign currency futures and forward contracts for hedging, to maintain liquidity or for speculative purposes

Principal policies/limits

>	No more than 25% of net assets in securities of issuers from emerging markets

>	No more than 10% of its net assets in junk bonds (generally below BBB)

>	No limit to how much the fund may invest in any given foreign country, but under normal circumstances it invests in at least three countries (and typically many more than that)

Definitions

Foreign company  A company whose business is primarily outside the U.S., or whose stock trades primarily in a non-U.S. stock market.

Market capitalization, market cap  The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Growth strategy  A strategy of seeking stocks that appear to have above-average potential for growth of revenue, earnings and stock price over time.

Value strategy  A strategy of seeking stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Futures contracts and Forward contracts  Contracts that commit parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures differ from forward contracts in that they are traded through regulated exchanges and the value fluctuates daily.

26	|	International Equity Fund

Swap  A contract between two parties resulting in an agreement to swap the income streams from two different financial instruments.

ADRs, EDRs, GDRs  Forms of equity ownership of foreign stock. The terms stand for American, European, and Global Depositary Receipts, respectively. ADRs typically are denominated in U.S. dollars and trade on U.S. stock exchanges. A “sponsored” ADR is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share, such as voting rights. ADRs must be sponsored in order to be able to trade on the NYSE. By contrast, an “unsponsored” ADR is issued by a broker-dealer or depositary bank without the involvement of the company whose stock underlies the ADR. EDRs and GDRs typically are denominated in foreign currencies and trade in foreign markets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk  The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Equity Risk  Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

Style Risk  The fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the adviser overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Geographic and Sector Risk  To the extent that the fund emphasizes particular countries, regions or market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

Management Risk  The fund’s portfolio managers may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject

International Equity Fund	|	27

to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Small-Cap Risk  Smaller companies may suffer more significant losses as well as realize more substantial growth than larger companies because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Investments in such companies tend to be more volatile and somewhat more speculative. In addition, some companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller companies may have more limited trading markets than the markets for securities of larger companies, or may not be publicly traded at all, and may be subject to wide price fluctuations.

Mid-Cap Risk  Mid-cap companies are often in the earlier phase of their life cycles, but are no longer considered new or emerging. By being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Medium-sized companies also tend to have greater resources, and therefore represent less risk, than small companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, they generally have sufficient financial resources and access to capital to finance their growth.

Active Trading  In general, the greater the buying and selling of securities by the fund (turnover rate), the greater the impact that brokerage commissions and other transaction costs will have on the fund’s return. A fund with a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as taxable income. Thus, active trading by the fund could result in higher expenses, lower return and higher taxable distributions for shareholders.

Debt Securities Risk  The fund’s investments in debt securities may lose value because of declines in the bond market. The prices of debt securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, debt securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk.

Emerging Markets Risk  Investments in emerging markets are subject to severe price declines. The economic and political structures of developing nations are less well developed and their financial markets often lack liquidity. The economies of these countries can be very reliant on particular industries and more vulnerable to the flow of international trade, trade barriers, and other disciplinary measures. Certain countries have periods of hyperinflation and currency devaluations. In many of these countries, governments participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Some countries have histories of instability that could cause their governments to act in a detrimental or hostile manner toward private enterprise of foreign investment. The volatility of emerging markets may be heightened by the actions of a few major investors. Significant external risks currently affect some emerging countries. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund’s share price to decline.

Derivative Risk  Risks related to derivative investing include: poor correlation of derivative with the security, index or currency for which it relates; use of derivatives for risk management may not have intended effects and which may result in losses or missed opportunities; inability to sell derivative because of an illiquid secondary market; unwillingness or inability of counterparty to meet its obligation; risk of interest rate movements; and risk that derivatives could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. The use of derivative activities could cause lower returns or even losses to a fund.

28	|	International Equity Fund

Junk Bond Investment Risk  Junk bonds are very risky with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of junk bonds generally will not receive payments until the holders of all other debt have been paid. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Currency Risk  Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could also adversely affect the value of the fund’s securities.

Rights and Warrants Investment Risk  The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

International Equity Fund	|	29

FUND NUMBER	|	969	TICKER SYMBOL	|	PDRIX

Diversified Real Estate Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is current income and capital growth.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in equity securities (common and preferred stocks) of companies engaged primarily in the real estate business, (companies that derive at least 50% of revenues or profits from, or have at least 50% of assets in, real estate activities) particularly real estate investment trusts (REITs)

>	Under normal market conditions, favoring investment in mid-capitalization stocks, (generally between $2 and $10 billion) with a focus on equity and hybrid REITs

>	Investing in companies that appear to offer the potential for strong earnings growth as well as above-average dividend yields

Principal Investment Risks

Stock Market Risk  The fund’s share price changes with the value of the fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Geographic Risk  To the extent that the fund emphasizes particular regions of the country, it is more sensitive to changes in the economic health of those areas.

Real Estate Risk  Fund performance could be hurt by any factor that could affect real estate investments, such as poor management, fundamental shifts in local or regional real estate values, overbuilding, long-term vacancies, tax increases, higher management costs, and zoning decisions.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Sector Risk  To the extent that the fund emphasizes particular market sectors, such as real estate, it is more sensitive to the risks of that sector.

30	|	About the Fund

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	35.41%	22.18%	14.87%

After taxes on distributions (assumes shares are still held)	33.20%	20.20%	12.86%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	24.11%	18.58%	11.99%

FTSE NAREIT Equity REIT Index (unmanaged index generally representative of the U.S. REIT market)	35.03%	23.19%	14.38%
[1]	8/1/97 for fund, 7/31/97 for the Index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 15.61%, 4Q 2004

WORST QUARTER: -9.32%, 3Q 1998

YTD RETURN as of 6/30/07: -7.66%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

Diversified Real Estate Fund	|	31

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.80%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.23%

Total Fund Operating Expenses*	1.03%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to not exceed 1.05%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 1.05% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$105	$328	$569	$1,259

This example is for comparison only. Your actual costs may be higher or lower.

32	|	Diversified Real Estate Fund

Shareholders looking for a growth and income fund

to diversify a stock portfolio may be interested in this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in equity securities of companies engaged primarily in the real estate business, particularly real estate investment trusts (REITs). Although the fund may invest in companies of any market capitalization or type of REIT, it typically favors mid-cap stocks. While the fund may invest in any type of real estate related stock, the primary focus is on equity and hybrid REITs.

In managing the fund, the adviser looks for companies that appear to offer the potential for strong earnings growth as well as above-average dividend yields. The adviser seeks to diversify the fund’s holdings across geographic regions and types of real estate.

Reasons for the adviser to sell a stock include changes in the economy, an actual or anticipated weakening of a company’s fundamentals or outlook, or when the adviser believes the stock has become overvalued.

Principal types of securities the fund may hold

>	Equities, including common and preferred stock of U.S. companies

Definitions

Real estate investment trusts (REITs)  REITs are companies that invest in real estate and related areas. “Equity REITs” invest directly in real estate and typically earn money from lease payments and gains on property sales. “Mortgage REITs” typically make or own loans and other obligations that are secured by real estate collateral. “Hybrid REITs” are those that combine both approaches.

Market capitalization, market cap   The total market value of all shares owned by shareholders. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole.

Mid-cap company  The adviser considers a mid-cap company to be a company with an intermediate market capitalization, generally between $2 and 10 billion. The average dollar-weighted market cap of the fund’s holdings as of August 31, 2007 was $8.38 billion.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Stock Market Risk   The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When mid-size company stock prices fall, you should expect the value of your investment to fall as well. At times, mid-size company stocks may not perform as well as stocks of smaller or larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Geographic and Sector Risk  To the extent that the fund emphasizes particular regions of the country or market sectors, such as real estate, it is more sensitive to the changes in the economic health of those regions and more sensitive to the risks of that sector.

Real Estate Risk  Because the fund focuses on a single economic sector, its performance may be different, and more volatile, than that of the stock market as a whole. Fund performance could be hurt by any factor that could affect real estate investments, such as poor management, fundamental shifts in local or regional real estate values, overbuilding, long-term vacancies, tax increases, higher management costs, and zoning decisions. REITs that lend money can be hurt by creditor defaults and rises in interest rates, among other factors. The fund will indirectly bear its proportionate share of any fees and expenses payable directly by the REITs to manage the underlying properties. Therefore, the fund will incur higher expenses, many of which may be duplicative of fees paid by the REITs, than would be the case if the fund were to manage the underlying properties itself.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce

Diversified Real Estate Fund	|	33

the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for the investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

34	|	Diversified Real Estate Fund

FUND NUMBER	|	416	TICKER SYMBOL	|	PFXIX

Limited Maturity Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities

>	Under normal market conditions, purchasing investment grade debt obligations in the top four highest rankings of credit quality

>	Relying on interest rate forecasts, which are created using both fundamental analysis and proprietary quantitative models, to adjust portfolio duration relative to the fund’s benchmark

>	Maintaining weighted average maturity of 1-5 years

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Call, Prepayment and Extension Risks  Certain securities, including callable bonds, mortgage- or asset-backed securities, can be called or paid off before their maturity date. These securities are sensitive to fluctuations in the level of interest rates. A decline in the level of interest rates could cause these securities to be paid off early. In such a case, the fund could lose money (if the fund had paid a premium over the call or prepayment price) and would also likely have to reinvest the proceeds in lower-yielding securities. If interest rates rise, or if they fail to decline when expected, the values of these securities could fall.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Risks associated with investing in foreign issuers include, but are not limited to: the risk that a security’s value will be hurt by changes in foreign political or social conditions, including changes in policies restricting foreign investments; the possibility of heavy taxation, nationalization or exportation of assets; and increased difficulty obtaining information on foreign securities or companies. There also may be less government regulation of foreign securities markets.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

About the Fund	|	35

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Before Taxes	4.24%	3.12%	4.56%

After taxes on distributions (assumes shares are still held)	2.81%	1.87%	2.74%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	2.73%	1.92%	2.77%

Merrill Lynch 1-5 Year Corp/Gov’t Index (unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years )	4.22%	3.70%	5.31%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 3.17%, 4Q 2000

WORST QUARTER: -1.39%, 2Q 2004

YTD RETURN as of 6/30/07: 1.64%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

36	|	Limited Maturity Bond Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.35%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.26%

Total Fund Operating Expenses*	0.61%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.53% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$62	$195	$340	$762

This example is for comparison only. Your actual costs may be higher or lower.

Limited Maturity Bond Fund	|	37

This fund may be appropriate for shareholders seeking moderate income with fairly low risk of volatility.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities. The fund will generally purchase investment grade debt obligations in the top four rankings of credit quality. The fund may also invest up to 10% of its net assets in below-investment grade debt securities, also known as junk bonds. Under normal circumstances, the adviser expects the fund’s portfolio to have a weighted average maturity of one to five years.

In managing the fund, the adviser monitors U.S. and international economic trends, and uses both fundamental analysis and proprietary quantitative models to develop interest rate forecasts. Based on these forecasts, the adviser may adjust portfolio duration relative to the fund’s benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index. The adviser may lengthen duration to increase income when interest rates appear likely to fall, and shorten duration to protect principal when rates appear likely to rise.

The adviser also looks at economic, political, and market trends in order to identify which bond sectors may be undervalued or overvalued at any given time. Based on its analysis, the adviser shifts portfolio assets into targeted sectors and out of sectors that appear overvalued.

In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity, as well as overall economic conditions, business cycles, and potential short- and long-term trends. The adviser favors securities that appear to offer additional opportunities for income or yield. The adviser may trade securities actively.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may offer comparatively better value or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	U.S. dollar-denominated bonds, notes, and debentures of U.S. and foreign corporate or government issuers

>	U.S. government and agency securities, and repurchase agreements backed by these securities

>	Mortgage-backed securities

>	Asset-backed securities

>	Registered investment companies

Principal policies/limits

>	No more than 25% of total assets in debt securities of foreign corporations and governments

>	No more than 10% of its net assets in junk bonds (generally below BBB)

>	Maintain a weighted average maturity of one to five years

Definitions

Debt securities, debt obligations  Investments representing the issuer’s promise to repay debt, with interest (as opposed to stocks, which represent ownership in the issuer). The most familiar debt securities are bonds, but there are numerous other types as well.

Mortgage-backed security  A type of debt security representing an interest in a pool of mortgage loans.

Asset-backed security  A type of debt security based on pool of assets, or collateralized by the cash flows from a specified pool of underlying assets. These asset pools can be made of any type of receivable like credit card payments, auto loans, and mortgages, or esoteric cash flows such as aircraft leases, royalty payments and movie revenues.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases,

38	|	Limited Maturity Bond Fund

an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Call, Prepayment and Extension Risks  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Junk bonds have a greater risk with respect to their issuers’ ability to make payments of interest and principal. There is a greater risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Active Trading Risk  Although the fund does not seek capital appreciation, it may generate capital gains in the course of its operations. Active trading may increase the frequency and amount of the fund’s capital gain distributions, which generally are taxable to shareholders (although not for shares held in tax-advantaged retirement accounts such as 401(k) or IRA accounts). Active trading also generates higher transaction costs, which can reduce fund performance.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as

Limited Maturity Bond Fund	|	39

Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

40	|	Limited Maturity Bond Fund

FUND NUMBER	|	663	TICKER SYMBOL	|	PTIRX

Total Return Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek total return by combining elements of capital appreciation and as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities

>	Under normal market conditions, purchasing investment grade debt obligations in the top four rankings of credit quality

>	Relying on interest rate forecasts, which are created using both fundamental analysis and proprietary quantitative models, to adjust portfolio duration relative to the fund’s benchmark

>	Purchasing securities that provide current income and the potential for capital appreciation (increase in the market price of a security)

>

In an effort to maximize the fund’s total return, the adviser will manage the portfolio’s duration, shift assets among bond market sectors, identify undervalued securities, and take advantage of changes in interest rates.

>	Maintaining a weighted average maturity between 4-15 years

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Call, Prepayment and Extension Risks  Certain securities, including mortgage- or asset-backed securities, can be called or paid off before their maturity date. These securities are sensitive to any interest rate behavior that is unexpected. An unexpected fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. If interest rates rise, or if they fail to decline when expected, the values of these securities could fall.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Foreign Investment Risk  Risks associated with investing in foreign issuers include, but are not limited to: the risk that a security’s value will be hurt by changes in foreign political or social conditions, including changes in policies restricting foreign investments; the possibility of heavy taxation, nationalization or expropriation of assets; and increased difficulty obtaining information on foreign securities or companies. There also may be less government regulation of foreign securities markets.

Active Trading  To the extent that the fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

Junk Bond Investment Risk  Generally, below-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

About the Fund	|	41

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	4.05%	4.51%	5.20%

After taxes on distributions (assumes shares are still held)	2.36%	2.77%	3.10%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	2.60%	2.83%	3.15%

Lehman Aggregate Bond Index (an unmanaged index comprised of the Lehman Gov/Credit Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index )	4.33%	5.06%	5.82%
[1]	3/1/98 for fund, 2/28/98 for index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 3.66%, 3Q 2006

WORST QUARTER: -2.13%, 2Q 2004

YTD RETURN as of 6/30/07: 0.74%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

42	|	Total Return Bond Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.35%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.24%

Total Fund Operating Expenses*	0.59%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.53% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$60	$189	$329	$738

This example is for comparison only. Your actual costs may be higher or lower.

Total Return Bond Fund	|	43

Shareholders looking for an income investment that also offers the potential for moderate growth over time may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in a broad range of bonds and other debt securities. The fund will generally purchase investment grade debt obligations in the top four rankings of credit quality. The fund may also invest up to 15% of its net assets in below-investment grade debt securities, also known as junk bonds. Under normal circumstances, the adviser expects the fund’s portfolio to have a weighted average maturity of between four and 15 years. The adviser seeks to enhance the total return of the fund through duration management, exploiting changes in sector relationships and identifying undervalued securities. The adviser utilizes a fixed-income investment approach that focuses primarily on moderate duration shifts to take advantage of changes in interest rates.

In managing the fund, the adviser monitors U.S. and international economic trends; incorporates quantitative and qualitative analysis from a proprietary interest rate model; identifies distribution among maturities to maximize anticipated changes in the shape of the yield curve; and forecasts changes in the direction of the interest rates to capitalize on opportunities to generate above-average returns from interest rate movements.

Based on these forecasts, the adviser adjusts portfolio duration relative to the fund’s benchmark, the Lehman Brothers Aggregate Bond Index. The adviser generally lengthens duration when interest rates appear likely to fall, and shortens duration when rates appear likely to rise.

The adviser also looks at economic, political, and market trends in order to identify which bond sectors may be undervalued or overvalued at any given time. Based on its analysis, the adviser shifts portfolio assets into targeted sectors and out of sectors that appear overvalued.

The adviser also considers the effect a security might have on the fund’s total return. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity, as well as overall economic conditions, business cycles, and potential short-and long-term trends. The adviser favors securities that appear to offer above-average potential for price appreciation or a credit upgrade. The adviser may trade securities actively.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Principal types of securities the fund may hold

>	U.S. dollar-denominated corporate bonds, notes, and debentures of U.S. and foreign issuers

>	U.S. government and agency securities, and repurchase agreements backed by these securities

>	Mortgage-backed securities

>	Asset-backed securities

>	Registered investment companies

Principal policies/limits

>	No more than 25% of total assets in U.S. dollar-denominated debt securities of foreign corporations and governments

>	No more than 15% of its net assets in junk bonds (generally below BBB)

>	Maintain a weighted average maturity of four to fifteen years

Definitions

Debt securities, debt obligations  Investments representing the issuer’s promise to repay debt, with interest (as opposed to stocks, which represent ownership in the issuer). The most familiar debt securities are bonds, but there are numerous other types as well.

Total return  For a mutual fund, the fund’s overall investment performance, net of expenses, over a stated period of time, including any changes in share price as well as any distributions paid to shareholders.

Mortgage-backed security  A type of debt security representing an interest in a pool of mortgage loans.

Asset-backed security  A type of debt security based on pool of assets, or collateralized by the cash flows from a specified pool of underlying assets. These asset pools can be made of any type of receivable like credit card payments, auto loans, and mortgages, or esoteric cash flows such as aircraft leases, royalty payments and movie revenues.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final

44	|	Total Return Bond Fund

payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to underperform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Call, Prepayment and Extension Risks  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Foreign Investment Risk  Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

Junk Bond Investment Risk  Junk bonds have a greater risk with respect to their issuers’ ability to make payments of interest and principal. There is a greater risk that the fund, which invests in junk bonds, could suffer a loss caused by the default of an issuer of such securities. In addition, the market for junk bonds has, in the past, had more frequent and larger price changes than the markets for other securities. Junk bonds can also be more difficult to sell for good value.

Active Trading Risk   Active trading may increase the frequency and amount of the fund’s capital gain distributions, which generally are taxable to shareholders (although not for shares held in tax-advantaged retirement accounts such as 401(k) or IRA accounts). Active trading also generates higher transaction costs, which can reduce fund performance.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift

Total Return Bond Fund	|	45

up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

46	|	Total Return Bond Fund

FUND NUMBER	|	411	TICKER SYMBOL	|	PDTIX

Maryland Tax-Exempt Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek a high level of interest income that is exempt from federal and Maryland state and local income taxes.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes.

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	The fund may invest upto 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Non-Diversification Risk  Because the fund is not diversified, it could invest a large portion of assets in a small number of issuers, meaning that any change in the value of these issuers’ securities could have a significant impact on the fund’s share price and performance.

Geographical Risk   Because the fund invests mainly in the securities of one state, its performance is likely to be hurt by any economic, demographic, political, or regulatory changes that negatively affect the state or its general region of the country.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

About the Fund	|	47

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS, as of 12/31/06

	1 Year	5 Year	10 Year
Before Taxes	3.55%	3.59%	4.42%

After taxes on distributions (assumes shares are still held)	3.55%	3.59%	4.42%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	3.60%	3.58%	4.38%

Lehman Quality Intermediate Index (an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA)	3.79%	4.44%	4.97%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 4.67%, 4Q 2000

WORST QUARTER: -1.75%, 2Q 1999

YTD RETURN as of 6/30/07: 0.27%

Performance  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

48	|	Maryland Tax-Exempt Bond Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.50%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.35%

Total Fund Operating Expenses*	0.85%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.53% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$87	$271	$471	$1,049

This example is for comparison only. Your actual costs may be higher or lower.

Maryland Tax-Exempt Bond Fund	|	49

This fund may interest Maryland taxpayers who seek an income investment that is designed to be free from federal, state, and local income taxes.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes), in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes and Maryland state and local income taxes. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and issuers. The fund may invest in securities of any maturity. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Maryland tax-exempt municipal obligations, including general obligations, revenue and private activity bonds

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

>	The fund is not diversified

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax. For residents of the issuer’s state, the interest also may be exempt from state and local income taxes.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt

50	|	Maryland Tax-Exempt Bond Fund

securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call in the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Non-Diversification Risk  Because the fund is non-diversified, it has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This would make the performance of the fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

Geographic Risk  To the extent that the fund emphasizes a particular regions of the country, such as the state of Maryland, it is more sensitive to the changes in the economic health of that region.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

Maryland Tax-Exempt Bond Fund	|	51

FUND NUMBER	|	665	TICKER SYMBOL	|	PTILX

Tax-Exempt Limited Maturity Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	Maintaining weighted average maturity of 1-5 years

>	The fund may invest up to 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

52	|	About the Fund

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	2.68%	2.33%	3.23%

After taxes on distributions (assumes shares are still held)	2.68%	2.33%	3.18%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	2.75%	2.37%	3.20%

Lehman Mutual Fund Short-Term Index (an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years)	3.10%	2.99%	3.81%

[1]	3/1/98 for the fund, 2/28/98 for the index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 3.05%, 2Q 2002

WORST QUARTER: -1.18%, 2Q 1999

YTD RETURN as of 6/30/07: 0.81%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

Tax-Exempt Limited Maturity Bond Fund	|	53

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.50%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.29%

Total Fund Operating Expenses*	0.79%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.53% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$81	$252	$439	$978

This example is for comparison only. Your actual costs may be higher or lower.

54	|	Tax-Exempt Limited Maturity Bond Fund

Shareholders seeking federally tax-exempt income

as well as potentially lower risk to capital may want to consider this fund.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and the federal alternative minimum tax. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds. The fund intends to invest in a broad range of municipal bonds and other municipal securities issued by or on behalf of U.S. states, municipalities, territories and possessions.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and regions of the country. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity. Although the fund may invest in securities of any maturity, it generally favors those with short and medium maturities. Under normal circumstances, the fund will have a weighted average maturity of between one and five years.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Municipal bonds and other municipal obligations, including general obligations, revenue and private activity bonds, issued by or on behalf of U.S. states, municipalities, territories, and possessions

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

>	Maintain a weighted average maturity of one to five years

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Weighted average maturity  The average amount of time until the fund’s portfolio securities mature, or make their final payment. In making the calculation, each security is “weighted” according to its proportion of the fund’s assets.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Tax-Exempt Limited Maturity Bond Fund	|	55

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

56	|	Tax-Exempt Limited Maturity Bond Fund

FUND NUMBER	|	664	TICKER SYMBOL	|	PNTBX

National Tax-Exempt Bond Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of income that is exempt from regular federal income tax as is consistent with relative protection of capital.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

>

The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality and may invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds.

>	The fund may invest up to 20% of its total assets in interest rate swaps

Principal Investment Risks

Interest Rate Risk  Prices of debt securities tend to move in the opposite direction from interest rates. The fund’s share price therefore is likely to fall during a rising interest rate environment, and to rise during a falling rate environment. A bond’s sensitivity to this risk tends to be greater the longer the bond’s maturity and the lower its coupon.

Credit Risk  A fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Call Risk  Certain municipal securities can be called or paid off before their maturity date. These securities are particularly sensitive to interest rate fluctuations. A fall in interest rates could cause these securities to be paid off early. In such a case, the fund could lose money and would also likely have to reinvest the proceeds in lower-yielding securities. As with any debt instrument, if interest rates rise, the values of these securities could fall.

Interest Rate Swap Risk  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.

Changes to the Investment Objective and Policy

The fund will not change its investment objective unless it gives shareholders at least 30 days’ notice. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

About the Fund	|	57

Although the fund’s past performance (both before and after taxes) is not an indication of its future performance, it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	Since Inception[1]
Before Taxes	3.37%	3.44%	4.01%

After taxes on distributions (assumes shares are still held)	3.37%	3.39%	3.85%

After taxes on distributions and sale of fund shares (assumes shares were sold at end of period)	3.47%	3.44%	3.92%

Lehman Quality Intermediate Index (an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA)	3.79%	4.44%	4.97%

[1]	3/1/98 for the fund, 2/28/98 for the index

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 4.42%, 4Q 2000

WORST QUARTER: -1.91%, 2Q 1999

YTD RETURN as of 6/30/07: 0.11%

Performance Since Inception  This table shows the fund’s pre-tax and after tax performance (which varies over time) for various periods and compares it to that of a broad-based market index. The index does not contain any management or transaction costs. You cannot invest directly in an index.

The fund’s after-tax returns:

>	Reflect the highest individual federal marginal income tax rates that applied during the periods indicated

>	Do not reflect any state or local taxes

>	May be different than your actual after-tax performance

>	Are generally not relevant to shares held in an IRA, 401(k), or other tax-advantaged accounts

58	|	National Tax-Exempt Bond Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.50%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.27%

Total Fund Operating Expenses*	0.77%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.53% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$79	$246	$428	$954

This example is for comparison only. Your actual costs may be higher or lower.

National Tax-Exempt Bond Fund	|	59

This fund may make sense for shareholders who seek federally tax-exempt income and can accept somewhat higher volatility in exchange for potentially higher yield.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal obligations that pay interest that is exempt from both regular federal income tax and the federal alternative minimum tax. The fund will generally purchase investment grade debt municipal obligations in the top four rating categories of credit quality. The fund may also invest up to 10% of its assets in below-investment grade securities, also known as high yield “junk” bonds. The fund intends to invest in a broad range of municipal bonds and other municipal securities issued by or on behalf of U.S. states, municipalities, territories and possessions.

In managing the fund, the adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities, and regions of the country. The fund may invest in securities of any maturity. In choosing individual securities, the adviser considers such factors as credit quality, current yield, relative price, yield to maturity, and liquidity.

Reasons for the adviser to sell a security include actual or anticipated economic changes or credit deterioration, or if the adviser believes that other securities may represent better opportunities or that continued ownership of the security is not consistent with the fund’s goal.

Occasionally, the rating of a security held by the fund may be downgraded below investment grade. If that happens, the adviser does not have to sell the security unless the adviser determines that, under the circumstances, the security is no longer an appropriate investment for the fund.

Principal types of securities the fund may hold

>	Municipal bonds and other municipal obligations, general obligations, revenue and private activity bonds, issued by or on behalf of U.S. states, municipalities, territories, and possessions

>	Interest rate swaps and futures on such swaps (for hedging purposes only)

Principal policies/limits

>	No more than 10% of assets in high yield “junk” bonds (generally rated below the BBB category)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

>	No more than 20% of total assets in interest rate swaps

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Interest rate swap; future on interest rate swap  A contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and futures on swaps are both considered derivatives (investments whose value is derived from that of one or more securities, indices, currencies, or other reference data).

Principal Investment Risks

The fund’s share price and yield may fluctuate, meaning that you could lose money by investing in the fund. Below are descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Credit Risk  Any decline in the creditworthiness of an issuer, or in the market’s assessment of the issuer’s creditworthiness, can cause the issuer’s debt securities to fall in price. In extreme cases, an issuer may go into default (be unable to make the scheduled payments to its debt

60	|	National Tax-Exempt Bond Fund

holders), potentially making its debt securities worthless. Credit risk tends to increase as the health of the economy decreases, and is a greater risk for lower-rated securities than higher-rated ones. Other factors that may affect an issuer’s creditworthiness include inept or unethical management, changes in public policy, and global competition.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Call Risk  Call risk occurs when the issuer of a security can call the security or repay principal prior to the security’s maturity. Securities subject to call risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. The potential impact of call features on the price of a debt security can be difficult to predict and result in greater volatility.

Interest Rate Swap Risk  Like other derivative securities, these instruments can be highly volatile. If the adviser is incorrect in its forecast of interest rates, the investment performance of the fund would be less favorable than it would have been if these instruments were not used. The fund may also suffer a loss if the other party to the interest rate swap defaults.

High Yield “Junk” Bond Investment Risk  Generally, below-investment grade securities, i.e. high yield “junk” bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Credit Quality  The adviser will consider a security to be in a given category if it is rated in that category by a nationally recognized rating organization (such as Standard & Poor’s or Moody’s) or, if unrated, is assigned a rating of comparable quality by the adviser. The adviser measures a security’s credit quality at the time the fund buys a security. If a security’s credit quality subsequently declines, the adviser does not have to sell the security unless the adviser determines that the security is no longer an appropriate investment for the fund under the circumstances.

National Tax-Exempt Bond Fund	|	61

FUND NUMBER	|	412	TICKER SYMBOL	|	PSPXX

Prime Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies

The fund’s principal investment strategies include:

>	Under normal market conditions, investing all of its assets in a broad range of money market securities

>	Investing only in portfolio securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

62	|	About the Fund

Although the fund’s past performance is not an indication of its future performance,

it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Institutional Shares	4.69%	2.15%	3.61%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 1.58%, 3Q 2000

WORST QUARTER: 0.17%, 1Q 2004

YTD RETURN as of 6/30/07: 2.46%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

Prime Money Market Fund	|	63

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.25%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.18%

Total Fund Operating Expenses*	0.43%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.40%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.40% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$44	$138	$241	$542

This example is for comparison only. Your actual costs may be higher or lower.

64	|	Prime Money Market Fund

This fund may be appropriate for shareholders willing to earn lower current income,

or looking to invest the cash portion of an asset allocation portfolio at a substantially lower risk in order to attempt to maintain a stable net asset value.

INVESTMENT DETAILS

Principal Investment Strategies

The fund invests virtually all of its assets in a broad range of money market instruments. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. Credit quality is generally established by credit ratings. The fund will only buy securities that:

>

have received the highest rating (or one of the two highest ratings if the security is a corporate obligation) by two or more nationally recognized rating agencies, such as Standard & Poor’s and Moody’s

>	have received only one of the highest ratings if only one organization has rated the security

>	are unrated, but are determined by the adviser to be of comparable quality

The adviser measures a security’s credit quality at the time the fund buys the security. If a security’s credit quality subsequently declines, the adviser typically will sell the security.

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry very little credit risk, such that they are eligible for the fund’s investment. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends.

Principal types of securities the fund may hold

>	Money market instruments, including commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and bonds issued by U.S. and foreign corporations

>	Obligations of the U.S. government and its agencies and instrumentalities

>	Obligations of U.S. and foreign banks, such as certificates of deposit and bankers’ acceptances

>	Registered investment companies

>	Repurchase agreements backed by U.S. government obligations

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

Definitions

Money market instrument  A debt security that is considered to meet certain established standards for high credit quality and short maturity.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Prime Money Market Fund	|	65

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders.

66	|	Prime Money Market Fund

FUND NUMBER	|	413	TICKER SYMBOL	|	PSGXX

Government Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in money market instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements backed by these instruments

>	Investing only in portfolio securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

Repurchase Agreement Risk  The fund’s performance could be hurt if the counterparty to a repurchase agreement does not honor its contractual obligations.

About the Fund	|	67

Although the fund’s past performance is not an indication of its future performance,

it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Institutional Shares	4.62%	2.11%	3.55%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 1.56%, 3Q 2000

WORST QUARTER: 0.17%, 1Q 2004

YTD RETURN as of 6/30/07: 2.43%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

68	|	Government Money Market Fund

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.25%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.18%

Total Fund Operating Expenses*	0.43%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.40%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.40% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$44	$138	$241	$542

This example is for comparison only. Your actual costs may be higher or lower.

Government Money Market Fund	|	69

This fund may be appropriate for shareholders looking for a money market fund whose portfolio securities carry an extra degree of credit protection with a reduction in return.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (which includes borrowings for investment purposes) in money market instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements backed by these instruments. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. U.S. government obligations are generally considered to have less risk than other debt obligations.

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry very little credit risk, such that they are eligible for the fund’s investment. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends. This is a PNC fund and is not government issued or guaranteed.

Principal types of securities the fund may hold

>	U.S. Treasury obligations

>	Obligations of the U.S. government and its agencies and instrumentalities

>	Repurchase agreements backed by U.S. government obligations

>	Registered investment companies

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

Definitions

Money market instrument  A debt security that is considered to meet certain established standards for high credit quality and short maturity.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Repurchase Agreement Risk  Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the fund may have difficulty exercising rights to the collateral.

Securities Lending  To earn additional income, the fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

70	|	Government Money Market Fund

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes) in investments connoted by the fund’s name, unless it gives shareholders at least 60 days’ notice.

Government Money Market Fund	|	71

FUND NUMBER	|	414	TICKER SYMBOL	|	PTTXX

Tax-Exempt Money Market Fund

INVESTMENT SUMMARY

Investment Objective

The fund’s goal is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities (“municipal obligations”) the interest of which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax.

Principal Investment Strategies

The fund’s principal investment strategies include:

>

Under normal market conditions, investing at least 80% of its net assets (which includes borrowings for investment purposes) in short-term municipal obligations whose interest is exempt from federal regular and alternative minimum income taxes

>	Investing only in securities denominated in U.S. dollars and meeting strict standards of credit quality

Principal Investment Risks

Interest Rate Risk  Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors.

Credit Risk  Credit risk is the risk that an issuer will fail to make timely payments of interest or principal.

Management Risk  The fund’s performance could be hurt if management’s analysis, judgment or execution proves to be incorrect.

Inflation Risk  Over time, the value of an investment in a money market fund could fail to keep pace with inflation, which would mean a decline in the purchasing power of your investment. Accordingly, the fund is not intended to be used as the major portion of a long-term investment portfolio.

72	|	About the Fund

Although the fund’s past performance is not an indication of its future performance,

it can be valuable information for shareholders.

PERFORMANCE

CALENDAR YEAR TOTAL RETURNS (%), as of 12/31 each year

AVERAGE ANNUAL TOTAL RETURNS (%, as of 12/31/06)

	1 Year	5 Year	10 Year
Institutional Shares	3.01%	1.51%	2.28%

Year-By-Year Performance  The bar chart shows how the fund’s performance has varied by calendar year, giving an indication of risk. All performance figures assume that dividends and distributions were reinvested.

BEST QUARTER: 0.97%, 4Q 2000

WORST QUARTER: 0.12%, 3Q 2003

YTD RETURN as of 6/30/07: 1.60%

Performance  This table shows the fund’s performance (which varies over time) for various periods.

To obtain the fund’s 7-day yield please call 1-800-551-2145 or visit the funds at www.pncmutualfunds.com

Tax-Exempt Money Market Fund	|	73

FEES AND EXPENSES

The share class described in this prospectus has its own cost structure. “Shareholder fees” are one-time fees charged directly to shareholders at time of a transaction and paid to the fund. “Annual Operating Expenses” are deducted from fund assets, so their effect is included in the fund’s performance figures.

SHAREHOLDER FEES
None

ANNUAL OPERATING EXPENSES
Management Fees	0.25%

Distribution and Service (12b-1 fees)	None

Other Expenses	0.19%

Total Fund Operating Expenses*	0.44%
*	As a result of voluntary waivers and expense reimbursements, the “Total Fund Operating Expenses” of the fund are expected to be 0.40%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, “Total Fund Operating Expenses” may increase without notice. The investment adviser may seek reimbursement from the fund for such waived or reimbursed amounts whenever the fund’s “Total Fund Operating Expenses” is below 0.40% prior to the end of the current fiscal year, subject to Board approval.

EXAMPLE

This example can help you compare the investment costs of this fund with those of other mutual funds. The example assumes:

>	The fees and expenses (without waivers) shown above

>	An investment of $10,000 in each time period shown

>	A hypothetical 5% return each year

>	Reinvestment of all dividends and distributions

	1 Year	3 Year	5 Year	10 Year
Institutional Shares
(same cost whether you sold or held shares)	$45	$141	$246	$555

This example is for comparison only. Your actual costs may be higher or lower.

74	|	Tax-Exempt Money Market Fund

This fund is designed for shareholders who are looking for federally tax-exempt current income in addition to liquidity and capital preservation.

INVESTMENT DETAILS

Principal Investment Strategies

Under normal circumstances, the fund’s fundamental strategy is to invest at least 80% of its net assets (which includes borrowings for investment purposes) in short-term municipal obligations whose interest is exempt from federal regular and alternative minimum income taxes. All portfolio securities must be denominated in U.S. dollars and must meet strict standards for credit quality. Credit quality is generally established by credit ratings. The fund will only buy municipal obligations that:

>

have received the highest short-term rating (or one of the two highest ratings if the municipal obligation is a bond) by two or more nationally recognized rating agencies (NRSRO), such as Standard & Poor’s and Moody’s

>	have received only one of the highest ratings if only one NRSRO has rated the security

>	are unrated, but are determined by the adviser to be of comparable quality

In managing the fund, the adviser prepares a list of securities that, in its opinion, carry very little credit risk, such that they are eligible for the fund’s investment. The adviser measures a security’s credit quality at the time the fund buys the security. The adviser assembles a portfolio of securities drawn from this list. The adviser selects securities with a number of criteria in mind, including diversification, and may adjust the fund’s weighted average maturity according to the adviser’s outlook for short-term interest rate trends.

Principal types of securities the fund may hold

>	Short-term municipal obligations — including both revenue and general obligations — issued by or on behalf of U.S. states, territories, municipalities, and possessions

>	Private activity bonds

>	Variable rate demand notes

>	Registered investment companies

>	Commercial paper

Principal policies/limits

>	Weighted average maturity must not exceed 90 days

>	No investment in securities with maturities over 397 days (approximately 13 months)

>	Private activity bonds may not be counted as tax-exempt for purposes of the fund’s 80% investment policy

Definitions

Municipal obligation  A debt security issued by a state or municipal issuer, or by another party through a municipal issuer’s capacity. Municipalities typically issue these obligations to raise funds for general expenses or for specific civic purposes, such as public works projects. The interest paid by municipal obligations typically (though not always) is exempt from federal income tax and federal alternative minimum tax.

General obligation  A type of municipal obligation backed by the full faith, credit, and taxing power of the issuer.

Revenue obligation  A type of municipal obligation backed by a specific source of revenue (such as the tolls collected on a highway), rather than by the credit of the issuer.

Private activity bond  A type of municipal revenue obligation backed by a private user of a municipally financed facility (such as a private electric utility operating a municipal power plant). The interest on these obligations may be subject to the federal alternative minimum tax.

Principal Investment Risks

Shareholders should always bear in mind that a money market fund is not a bank deposit and is not insured by the FDIC or any other government agency. Although the fund strives to maintain a net asset value of $1.00 per share, there is no guarantee that the fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the fund. Below are short descriptions of the main factors that could hurt the fund’s performance or cause it to under perform relevant market indices or other mutual funds:

Interest Rate Risk  The fund’s yield varies with short-term interest rates. If these rates decline or remain low for an extended period, the fund’s yield almost certainly will do so as well. Because the fund incurs ongoing costs (as detailed elsewhere in this prospectus), its yield in an extremely low interest rate environment may be close to zero.

Tax-Exempt Money Market Fund	|	75

Credit Risk  Although defaults on money market securities have historically been rare, should a security the fund owns go into default, the fund’s share price or yield could be hurt.

Management Risk  The fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the fund to underperform relevant benchmarks or other funds with a similar investment objective.

Defensive Strategies  As a temporary defensive investment, the fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the fund avoid losses, it would mean the fund was not pursuing its investment objective, and could hurt performance by causing the fund to miss participating in favorable market trends.

Changes to the Investment Objective and Policy

The fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the fund’s shareholders. The fund will not change its investment policy of investing at least 80% of its net assets (which includes borrowings for investment purposes), without obtaining shareholder approval.

76	|	Tax-Exempt Money Market Fund

Additional Information

This prospectus describes each fund’s principal investment strategies, the particular types of securities in which it typically invests and the principal risks associated with these investments. However, from time to time a fund may engage in other investment strategies and may make other types of investments consistent with its goals. These supplemental strategies and the risks they entail are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities also is available in the SAI.

Additional Information	|	77

Management of the Funds

The Investment Adviser

>

Each fund has an advisory agreement with PNC Capital Advisors, Inc. (“PCA”), formerly known as Mercantile Capital Advisors, Inc., the investment adviser to the funds. As investment adviser, PCA is responsible for supervising and managing each fund’s operations, including overseeing the activities of a fund’s sub-adviser, subject to the supervision of the funds’ Board of Directors.

>

PCA is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company. The firm and its predecessors have been providing asset management and other financial services since 1864.

>	PCA is located at Two Hopkins Plaza, Baltimore, Maryland, 21201.

>	As of June 30, 2007, PCA managed $4.2 billion in assets.

Each fund pays a management fee to PCA. For the fiscal year ended May 31, 2007, PCA was paid the following management fees, after waivers and reimbursements, as a percentage of average daily net assets:

Management Fee Paid (%)

Growth & Income Fund	0.57

Equity Income Fund	0.51

Equity Growth Fund	0.41

Capital Opportunities Fund	1.04

International Equity Fund	0.97

Diversified Real Estate Fund	0.80

Limited Maturity Bond Fund	0.27

Total Return Bond Fund	0.28

Maryland Tax-Exempt Bond Fund	0.18

Tax-Exempt Limited Maturity Bond Fund	0.23

National Tax-Exempt Bond Fund	0.26

Prime Money Market Fund	0.22

Government Money Market Fund	0.22

Tax-Exempt Money Market Fund	0.21

The Sub-advisers

PCA has delegated the day-to-day management of some of the funds to sub- advisers. PCA pays sub-advisory fees from its own assets; the fees are not an additional expense of the respective funds.

>	Capital Opportunities Fund

>	Delaware Management Company (“Delaware”) serves as sub-adviser for the fund.

>	One Commerce Square, Philadelphia, Pennsylvania 19103

>	As of June 30, 2007, Delaware managed $162.3 billion in assets.

>	International Equity Fund

>

The fund is managed by two sub-advisers, Morgan Stanley Investment Management Limited (“Morgan Stanley”), a subsidiary of Morgan Stanley & Co., and Julius Baer Investment Management LLC (“Julius Baer”), a subsidiary of Julius Baer Group

>	Morgan Stanley is located at 25 Cabot Square, Canary Wharf, London E14 4QA England

>	Julius Baer is located at 330 Madison Avenue, New York, New York 10017.

>	As of June 30, 2007, Morgan Stanley managed $549,211 million in assets and Julius Baer managed $68.6 billion in assets.

>	Limited Maturity Bond Fund and Total Return Bond Fund

>	Boyd Watterson Asset Management, LLC (“Boyd Watterson”), serves as the funds’ sub-adviser.

>	Boyd Watterson is located at Suite 1400, 1801 East Ninth Street, Cleveland, Ohio 44114

>	As of June 30, 2007, Boyd Watterson managed $3.09 billion in assets.

The funds’ annual report for the fiscal year ended May 31, 2007 and semi-annual report for the period ended November 30, 2006 provide a discussion regarding the basis for the Board of Directors’ approval of the advisory agreement with PCA and sub-advisory agreements with Morgan Stanley, Julius Baer and Boyd Watterson, and Delaware, respectively.

The Portfolio Managers

The following persons are primarily responsible for the day-to-day management of each fund.

>	Growth & Income Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Daniel G. Lysik, is the co-portfolio manager for the fund.

>

Mr. McCreadie is solely responsible for determining the fund’s sector allocation. He is the President and Chief Investment Officer of PCA. He joined PCA in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the fund since 2005.

>

Mr. Lysik is a Senior Vice President and Managing Director of PCA. He joined PCA in November 2005. Prior to joining PCA, he was a Partner (2002-2005) and Principal (1997-2002) at Brown Investment Advisory & Trust Company. He has co-managed the fund since 2006.

78	|	Management of the Funds

>	Equity Income Fund

Daniel G. Lysik, CFA, is the portfolio manager.

>

He is a Senior Vice President and Managing Director of PCA. He joined PCA in November 2005. Prior to joining PCA, he was a Partner (2002-2005) and Principal (1997-2002) at Brown Investment Advisory & Trust Company. He has managed the fund since 2005.

>	Equity Growth Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Kevin C. Laake, CFA, is the co-portfolio manager to the fund.

>

Mr. McCreadie is solely responsible for determining the fund’s sector allocation. He is the President and Chief Investment Officer of PCA. He joined PCA in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the fund since 2003.

>	Mr. Laake is a Vice President of PCA. He has been with PCA or an affiliate since 1999. He has been co-portfolio manager of the fund since 2004.

>	Capital Opportunities Fund

The fund’s growth portfolio is managed by a team of investment professionals who collaborate to develop and implement the investment strategy for the respective portfolio. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the fund’s growth portfolio, including, but not limited to, purchases and sales of individual securities. Marshall Bassett has primary responsibility for making day-to-day investment decisions for the fund. When making investment decisions for the fund, Mr. Bassett regularly consults with Lori Wachs, Steve Lampe, Matthew Todorow, Steve Catricks, Chris Holland, Rudy Torrijos and Barry Gladstein.

>

Mr. Bassett is the Chief Investment Officer of the Growth Equities team and a Senior Vice President. He has been with Delaware since 1997. Prior to 1997, he was a Vice President in the Emerging Growth Group at Morgan Stanley Asset Management. He has been lead manager of the fund’s growth portfolio since 2005.

>	Ms. Wachs, CFA, is a Vice President and has been with Delaware since 1992. She has co-managed the fund’s growth portfolio since 2000.

>	Mr. Lampe, CPA, is a Vice President and has been with Delaware since 1995. He has co-managed the fund’s growth portfolio since 2000.

>

Mr. Torrijos is a Vice President and has been with Delaware since 2005. From 2003 to 2005, he was a technology analyst at Fiduciary Trust Co., International. From 1997-2002, he worked at Neuberger Berman Growth Group as an analyst, and later as a fund manager. He has co-managed the fund’s growth portfolio since 2005.

>

Mr. Gladstein is a Vice President and has been with Delaware since 1995. Prior to 1995, he was a director of operational planning at Cigna Corporation. He has co-managed the fund’s growth portfolio since 1997.

The fund’s value portfolio is managed by Christopher S. Beck, CFA. Mr. Beck has primary responsibility for making day-to-day investment decisions for the fund.

>	Mr. Beck is a Vice President and a Senior Portfolio Manager and has been with Delaware since 1997. He has managed the fund’s value portfolio since 2002.

>	International Equity Fund

The portion of the fund’s portfolio that is managed by Morgan Stanley is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each team member has designated research and global sector coverage responsibilities and has joint authority over the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction and portfolio risk assessment. Co-heads William Lock and Peter Wright, along with Walter Riddell, Christian Derold and John Goodacre comprise the portfolio management team of the fund and are based in London.

>	Mr. Lock is a Managing Director and has been with Morgan Stanley since 1994, where he began his investment career. He has managed the fund since 2001.

>	Mr. Wright, CFA, is a Managing Director and has been with Morgan Stanley since 1996. He began his investment career in 1988. He has managed the fund since 2001.

>	Mr. Riddell is a Managing Director and has been with Morgan Stanley since 1995, where he began his investment career. He has managed the fund since 2001.

>

Christian Derold is an Executive Director and joined Morgan Stanley in 2006. He began his investment career in 1992. Prior to 2006, he owned an equity research firm, DCFN Research (2004 to the present) and was a Partner at Millgate Capital, Inc. (1997-2002). He has managed the fund since 2006.

>	Mr. Goodacre is Vice President and has been with Morgan Stanley since 2003.

Management of the Funds	|	79

He began his investment career in 2001. He has managed the fund since 2003.

The portion of the fund’s portfolio that is managed by Julius Baer is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. Each portfolio manager on the team has joint authority of the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Rudolph-Riad Younes, CFA and Richard Pell are co-portfolio managers of the fund.

>	Mr. Younes is a Senior Vice President and Head of International Equity. He has been with Julius Baer since 1993 and began his investment career in 1991. He has managed the fund since 2001.

>	Mr. Pell is a Senior Vice President and Chief Investment Officer. He has been with Julius Baer since 1995 and began his investment career in 1988. He has managed the fund since 2001.

>	Diversified Real Estate Fund

David E. Ferguson, CFA, is the portfolio manager.

>	He is a Senior Vice President and Managing Director of PCA. He has been with PCA and its predecessor since 1998.

>	He has managed the fund since 1998.

>	Limited Maturity Bond Fund and Total Return Bond Fund

The funds are managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy. Each team member has designated research and sector coverage responsibilities and the team makes collective decisions regarding each fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Brian L. Gevry, James R. Shirak and David M. Dirk comprise the portfolio management team for each of the funds. The team has managed the Limited Maturity Bond and Total Return Bond Funds since 2003.

>	Mr. Gevry, CFA, is the Chief Executive Officer and Co-Chief Investment Officer and has been with Boyd Watterson and its predecessors since 1991.

>	Mr. Shirak is an Executive Vice President and the Lead Fixed Income Strategist and has been with Boyd Watterson since 2000. He has 43 years of investment experience.

>	Mr. Dirk, CFA, is a Senior Vice President and a Senior Strategist and has been with Boyd Watterson and its predecessors since 1996.

>	National Tax-Exempt Bond Fund

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy, and make joint decisions regarding the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Stephen Winterstein is the lead portfolio manager and Rebecca Rogers is the co-portfolio manager to the fund.

>

Mr. Winterstein is a Senior Vice President and Managing Director of PCA. He joined PCA in June 2007. Since 1993 he has been a Managing Director and Senior Vice President of PNC Wealth Management, an affiliate of PCA.

>	Ms. Rogers is a Vice President of PCA. She joined PCA in June 2007. Since 2000 she has been a Vice President of PNC Wealth Management, an affiliate of PCA.

>	Maryland Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund

The funds are managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy, and make joint decisions regarding each fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Stephen Winterstein is the lead portfolio manager and Adam Mackey is the co-portfolio manager for the funds.

>

Mr. Winterstein is a Senior Vice President and Managing Director of PCA. He joined PCA in June 2007. Since 1993 he has been a Managing Director and Senior Vice President of PNC Wealth Management, an affiliate of PCA.

>	Mr. Mackey is a Vice President of PCA. He joined PCA in June 2007. Since 2001 he has been a Vice President of PNC Wealth Management, an affiliate of PCA.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the fund’s shares.

80	|	Management of the Funds

How To Invest |

In this section, you’ll find information on how to invest in the funds, including how to buy, sell, and exchange fund shares. It’s also the place to look for information on transaction policies, dividends, taxes, and the many services and choices available to you as a PNC Funds shareholder.

You can find out more about the topics covered here by contacting the PNC Funds or, if you’re investing through a bank or other financial adviser, by contacting a representative of that organization.

81

Institutional Shares

This prospectus describes the PNC Funds’ Institutional Shares. The funds have two other share classes, each with its own cost structure, which are designed for retail shareholders and offered through a separate prospectus.

You may be able to buy Institutional Shares:

>

from the trust or banking departments of PNC Bank, N.A. or PNC Bank Delaware, another financial intermediary that has entered into an agreement with the Funds’ distributor to sell shares; speak with your bank or financial adviser to find out how

>	directly from the Funds if you are investing $1 million or more with the Funds

>	if you had an Institutional Shares account directly with the Funds on September 30, 2002 or

Institutional Shares are sold without any sales charges. However, you will still lose money if your shares are worth less when you sell them than what you paid for them.

82	|	Institutional Shares

How to Buy, Sell and Exchange Fund Shares

Use the instructions on these pages only if you are investing directly with PNC Funds. If you’re investing through a bank or other financial adviser, follow its policies and instructions.

OPENING OR ADDING TO AN ACCOUNT

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
For accounts opened directly with the funds, the minimum aggregate amount to open an account is $1 million.	For accounts opened directly with the funds, you can add as little as $100 at a time to your account.
By mail or express delivery

>   Complete and sign an application (if you need an application, call 800-551-2145)

>   Send the application to us at the appropriate address at right, along with an investment check made out to “PNC Funds, Inc.”

>   Make out an investment check to “PNC Funds, Inc.”

>   Write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>   Sign the letter, enclose the check, and mail it to the appropriate address at right

By wire
> Call 800-551-2145 for instructions before wiring any money > After wiring, follow up promptly by sending a completed application to us at the appropriate address at right

>   Request your bank to wire Federal funds to:

Huntington Bank, Columbus, OH, 43219

Account # 01899622436

Routing # 044000024

>   Specify the fund name and share class, your name, your account number, and the fact that this is not a first investment in your account

>    Be aware that your bank may charge a fee to wire money

By phone

>   Call 800-551-2145 to verify that the service is in place, then follow the voice prompts to place your order

>   If the service is not in place, you can set it up1: first, verify that your bank is a member of the Automated Clearing House (ACH) system; second, call 800-551-2145 and ask for a Service Options Form to be mailed to you; third, complete the “Invest by Phone” and “Bank Information” sections and return the form

With an automatic investment plan
> To set up regular investments from a bank checking account, call 800-551-2145
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

When buying fund shares, make sure your request is in “good order,” meaning that it includes:

•	The name of the fund

•	The dollar amount you want to invest

•	A purchase application

•	Proper payment, such as a check payable to PNC Funds, Inc., or arrangements to pay by wire

How to Buy, Sell and Exchange Fund Shares	|	83

EXCHANGING OR SELLING SHARES

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Exchanges can be as little as $500 if opening a new account; there is no minimum if adding to an existing account. Be sure to obtain and read a current prospectus for the fund into which you are exchanging.	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see “Policies About Transactions”).
By mail, express delivery or fax

>   Write a letter that includes your account number, the fund and share class you’re exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund into which you are exchanging

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account.

>   Mail or fax the letter to the appropriate address or fax number at right

>   Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>   Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>   Mail or fax the letter to the appropriate address or fax number at right

By phone, wire, or ACH
> Call 800-551-2145 to request an exchange

>   Call 800-551-2145 to confirm which transaction options you have in place (see “Shareholder Services” for more details on these options):

-  telephone redemption (with proceeds sent to the address of record) is available unless you declined it on your application

-  wire and ACH require additional information and need to be set up in advance[1]

-  minimum sell order for wire is $1,000, for ACH transfer $100

With an automatic plan
> Call 800-551-2145 to set up an automatic exchange plan	> Call 800-551-2145 to set up an automatic withdrawal plan
[1]	A signature guarantee is required in order to add bank account instructions to your account. See “Policies About Transactions” for more information about signature guarantee.

REGULAR MAIL

PNC Funds, Inc.

PO Box 182028

Columbus, OH 43218-2028

EXPRESS, REGISTERED, OR CERTIFIED

PNC Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

FAX:

614-428-3391

When selling fund shares, make sure your request is in “good order,” meaning that it includes:

•	Your account number

•	The name of the fund

•	The dollar amount or number of shares you want to sell

•	Signatures of all account owners, exactly as their names are registered on the account

•	Any required signature guarantees (see “Policies About Transactions”)

•	Any supporting legal documentation that may be required

84	|	How to Buy, Sell and Exchange Fund Shares

Shareholder Services

As a PNC Funds shareholder, you have access to a variety of services and privileges that can be tailored to your particular investment needs. Many of these are described below. There are also a number of policies affecting the ways you do business with the funds that you may find helpful to know about.

How much of this shareholder service and policy information applies to you will depend on the type of account in which your PNC Fund shares are held. For instance, the information on dividends and taxes applies to all shareholders, while information on telephone transactions applies only to those shareholders that selected this option when opening their accounts.

If you’re investing through a bank or other financial institution, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial institution may charge fees in addition to those charged by the funds.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, call 800-551-2145. These options are available only to shareholders investing directly with the funds.

Tax-advantaged investment plans  A full range of retirement and other tax-advantaged investment plans are available directly from the funds or from your financial institution, including IRA, SEP, 401(k) and pension plans. All funds (except the tax-exempt funds) and all share classes are eligible for investment in tax-advantaged accounts.

For information about these plans, including their features, fees, and limitations, call 800-551-2145 or speak with a representative of your financial institution. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege  As a shareholder of the funds, you can exchange some or all of your Institutional Shares of one PNC fund for Institutional Shares of any other PNC fund, as long as those shares may legally be sold in your state.

OUR “ONE COPY PER HOUSEHOLD” POLICY

The funds typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial institution or call 800-551-2145.

Shareholder Services	|	85

Automatic Investment Plan  Investing money regularly is one of the easiest ways to stay on track with your financial goals. The Automatic Investment Plan lets you set up regular automatic monthly transfers of $100 or more from your bank account into your fund account. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, call 800-551-2145. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the funds if a scheduled transfer is not made because of a low bank balance or for any other reason.

Systematic Withdrawal Plan  The Systematic Withdrawal Plan lets you set up regular withdrawals from your fund account. Withdrawals can be set up for one, two, four or twelve times a year, and the withdrawals can be for as little as $100 each. Transfers occur on the 15th of each month (or the next business day, when the 15th is not a business day), and are either distributed to you in cash or reinvested in shares of another fund. To set up your

Systematic Withdrawal Plan, call 800-551-2145.

Checkwriting (Money Market Funds only)  Many shareholders are eligible for checkwriting on their money market fund balances. There’s no limit to the number of checks you may write, although each check must be for at least $500. To apply for this feature, complete the appropriate section of your new account application or call 800-551-2145.

When you write a check, you’ll continue to receive the daily dividends on the money up to the day your check is presented to the funds for payment. The funds may charge a fee for checkwriting, and on 30 days’ written notice to shareholders the funds may change or terminate the checkwriting privilege. You cannot write a check to close an account. Your account will be charged a $50 penalty for each check returned due to insufficient funds.

Directed reinvestments  If you like, you can choose to have your dividends and distributions automatically invested in Institutional Shares of a different PNC fund. Simply complete the appropriate section on your new account application or call 800-551-2145.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you’re buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

86	|	Shareholder Services

Policies About Transactions

Business hours  The funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each PNC equity and bond fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading on the NYSE is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day or unscheduled suspensions of trading.

In addition, the money market funds observe Columbus Day and Veterans Day holidays. With respect to the Tax-Exempt Money Market Fund, the price of each share class is calculated every business day at 11:00 a.m. Eastern time, and, with respect to the Prime Money Market Fund and Government Money Market Fund, at 3:00 p.m. Eastern time. If the bond market closes early due to a holiday or in the case of a scheduled half-day or an unscheduled suspension of trading, the Prime Money Market Fund and Government Money Market Fund will stop taking purchase orders after 11:00 a.m. Eastern time, but will continue to honor redemption requests up to the normal closing time of 3:00 p.m. Eastern time.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of net asset value per share (NAV). Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you are not able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds do not price their shares.

Determining when your order will be processed  If the funds’ transfer agent receives your order to buy or sell shares before the close of a fund’s business hours (as described above) and it is in good order, it will be processed at the share price calculated that day. Orders received after the close of a fund’s business hours will be processed at the next business day’s share price. A representative of your financial institution should be able to tell you when your order will be processed. It is the responsibility of your financial institution to promptly forward your order to the funds before the close of a fund’s business hours on the day that you place your order.

In order for our shareholders to be able to place orders with financial institutions up to the close of a fund’s business hours and still receive that day’s share price, the funds permit certain institutions to transmit their orders to the funds after the close of a fund’s business hours. However, the funds will only accept such an order from an institution if the institution has entered into an agreement with the funds that permits later transmissions of timely orders for the funds, and the order must carry a time-stamp indicating that the institution received the order from the shareholder before the close of a fund’s business hours. Shareholders should inquire whether their financial institution has entered into such an agreement. Without such an agreement, a shareholder may not receive that day’s net asset value, regardless of the time that the investor submits the order to the institution.

Paying for shares you buy  Fund shares can only be paid for with US dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer.

IF YOU CANNOT REACH THE FUNDS BY PHONE

Although the funds strive to provide a high level of service to our shareholders, during times of extraordinary market activity or other unusual circumstances, it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described in “How to Buy, Sell and Exchange Fund Shares”.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 800-551-2145 or, if applicable, contact your financial adviser for more information.

Policies About Transactions	|	87

Please note that the funds do not accept cash, starter checks, money orders, credit card checks or third party checks (checks made out to you and signed over to the funds).

Wire transaction policies  Wire transactions are generally completed within 24 hours of when you place your order. The funds will only accept wires of $100 or more and send wires of $1,000 or more.

Although the funds do not charge a fee to send or receive wires, your bank might, and you should check in advance with your bank about any wire fees and policies they may have.

Note that when you open an account by wire, you won’t be able to sell the shares in that account until the funds have received and processed your account application.

Our Customer Identification Program  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the funds, to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, address, date of birth and other information (your tax identification number or other government-issued identification number, for example) that will allow the funds to identify you. The funds may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). Additional information may be required in certain circumstances. The funds may use a third party to obtain and verify this information.

The funds may not be able to establish an account if you do not provide the necessary information. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. The funds may limit transactions in your account until your identity is verified.

For your protection, when the funds receive an order, the funds take security precautions such as recording calls or requesting personalized security codes or other information. It’s important to understand that as long as the funds take reasonable steps to ensure that an order to buy or sell shares is genuine, the funds are not responsible for any losses that may occur.

Your account may have telephone transaction privileges. If you don’t plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from the funds immediately after you receive them.

Orders that require a signature guarantee  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>	when you want to sell more than $100,000 worth of shares

>	when you want to send the proceeds to a third party

>	when the address of record on the account has changed in the past 30 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with the funds. Also, you do not generally need a signature guarantee for an exchange, although the funds may require one in certain other circumstances.

A signature guarantee is a certification of your signature and is a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. You cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell  Ordinarily, when you sell shares, the funds normally send out money within one business day of when your order is processed (which may or may not be the same day it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>	when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>	when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Market timing and limits on exchanges, redemptions, and purchases  Exchanges are a shareholder privilege, not a right. The Board of Directors of the funds has determined that excessive trading may harm fund performance and the interests of other fund shareholders. The funds are not designed for nor do they accommodate market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management,

88	|	Policies About Transactions

increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintain such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that a shareholder may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. This short-term arbitrage activity can reduce the return received by long-term shareholders. The funds will seek to eliminate these opportunities by using fair value pricing, as described in “How the Funds Value their Holdings” below.

The funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of fund shares that they determine may be detrimental to a fund and its long-term shareholders. The Board of Directors has approved the policies discussed below to seek to deter market timing activity.

If the funds believe, in their sole discretion, that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the funds reject your purchase or exchange order, you will not be able to execute that transaction, and the funds will not be responsible for any losses you therefore may suffer.

The funds may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 roundtrip transactions, with no more than 3 roundtrip transactions in a calendar quarter in a calendar year or otherwise demonstrates what the funds believe is a pattern of market timing. The transfer agent monitors trading activity on all accounts and automatically detects any account that reaches 3 roundtrip transactions in a calendar quarter. In addition, the funds may reject or limit any purchase orders, including the purchase portion of an exchange order, from market timers or shareholders whose fund exchanges or redemptions may be disruptive to the funds.

The funds may modify or terminate the exchange privilege, at any time. During unusual circumstances, the funds may suspend the exchange privilege temporarily for all shareholders without notice.

How the funds value their holdings  Each fund’s assets are valued primarily on the basis of market quotations. Short-term investments with maturities of 60 days or less are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the adviser or sub-adviser believe a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a material subsequent event, each fund values the affected securities at fair value as determined pursuant to procedures adopted by the funds’ Board of Directors. The Board of Directors has delegated the fair valuation of the funds’ portfolio securities to a Pricing Committee, comprised of the adviser’s personnel. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless, because of a material event subsequent to the market close, such closing market price, in the adviser’s judgment, does not represent the current market value of the security. Because material events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a material subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates it NAV. In cases of securities traded in the U.S., the market quotation of a security will be considered “not readily available” due to a halt in trading that has been permitted by the SEC.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Policies About Transactions	|	89

How the funds calculate share prices  The funds calculate a NAV, or share price, for each fund and share class every day the funds are open for business. With each fund, to calculate the NAV for a given share class, the fund adds up the total assets for that share class, subtracts its total liabilities, and divides the result by the number of shares outstanding. The price for buying and selling Institutional Shares is NAV.

Share certificates  The funds do not issue share certificates.

OTHER RIGHTS THE FUNDS RESERVE

You should be aware that the funds may do any of the following:

>

withhold a percentage of your distributions as required by federal tax law if the funds have been notified by the Internal Revenue Service that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>

close your account and send you the proceeds if the value of your account falls below $500 as a result of withdrawals (as opposed to market activity); however, before the funds close your account, the funds will give you 30 days’ notice so you can either increase your balance or close your account

>

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell them, you may pay brokerage charges

>

change, add or withdraw various services, fees and account policies at any time (for example, the funds may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>	withdraw or suspend the offering of shares at any time

>	reject any order the funds believe may be fraudulent or unauthorized

>	reject any telephone redemption if the funds believe it is advisable to do so

>	reject or limit purchases of shares for any reason

90	|	Policies About Transactions

Distributions and Taxes

Mutual funds pass along to shareholders most all of their net earnings. There are two basic ways a fund can earn money: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid. Keep in mind that a fund’s earnings are separate from any gains or losses you may realize from your own transactions in fund shares. A fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

When the funds pay dividends and distributions  The funds declare and pay any income dividends (which may include any short-term capital gains) according to the following schedule:

FUND	Dividends
All bond and money market funds	Declared daily, paid monthly

Growth & Income Fund	Declared and paid every three months

Equity Income Fund	Declared and paid every three months

Equity Growth Fund	Declared and paid every six months

Capital Opportunities Fund	Declared and paid once a year

International Equity Fund	Declared and paid every six months

Diversified Real Estate Fund	Declared and paid every three months

The bond and equity funds may declare and pay any capital gains distributions at least annually. The money market funds ordinarily do not have any capital gains to distribute.

A fund may also pay dividends and capital gain distributions at other times if it means that the fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions  You can choose how you receive your dividends and distributions. You can:

>	have all dividends and distributions automatically reinvested in the same or different PNC fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

>	have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

>	have your dividends reinvested and your distributions sent to you by check, or vice versa

Please indicate your preference on your application. If you don’t give the funds any instructions, the funds will reinvest all dividends and distributions in the fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 800-551-2145.

Note that if you invested through a financial adviser rather than directly with PNC Funds, any dividend or distribution payments you request will be wired to your financial adviser. Also note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until the funds receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Tax consequences of buying and selling fund shares  In general, buying and selling fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that, for tax purposes, an exchange from one fund to another is treated as a sale.

Tax status of dividends and distributions  The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates:

>	short-term capital gains from selling fund shares

Distributions and Taxes	|	91

Because each shareholder’s tax situation is unique, ask your tax adviser for more information about the possible tax consequences of your PNC Fund investments.

>

taxable income dividends paid by a fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the funds)

>	short-term capital gains distributions paid by a fund

Generally taxed at capital gains rates:

>	long-term capital gains from selling fund shares

>	long-term capital gains distributions paid by a fund

If a fund’s distributions exceed its net income and gain (as may be the case for the Diversified Real Estate Fund because REIT distributions often include a non-taxable return of capital), that excess will generally result in a non-taxable return of capital to you. A significant portion of REIT dividends are usually considered ordinary income and do not qualify for the lower tax rate generally applied to the dividends of other equity investments. Other distributions in the Growth & Income, Equity Income, Equity Growth, Capital Opportunities and International Equity Funds generally will be taxable as ordinary income; however, non-corporate taxpayers may be entitled to a reduced tax rate on such distributions based on the amount of qualified dividend income (“QDI”) received by the fund from domestic corporations and certain foreign corporations.

In addition, fund payments and transactions may be subject to state and local taxes.

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Tax status statements  Each fund mails out detailed tax information to its shareholders soon after the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions you received, and have certain details on your purchases and sales of shares.

REITs often do not provide complete tax information to the Diversified Real Estate Fund until after calendar year-end. It may be necessary for the fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest in a fund right before it pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend.

92	|	Distributions and Taxes

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Financial Highlights

This section offers further details about the recent financial history of the funds’ Institutional share class. Total return figures show the percentage a shareholder would have gained or lost during each year, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2007 has been audited by Deloitte & Touche LLP, whose report, along with these funds’ financial statements, is included in the annual report (see back cover). The financial highlights presented for periods prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Prime Money Market Fund Institutional Class Shares
Year ended 05/31/07	$1.00	$0.0487	$0.0487	$(0.0487)	$(0.0487)
Year ended 05/31/06	1.00	0.0363	0.0363	(0.0363)	(0.0363)
Year ended 05/31/05	1.00	0.0163	0.0163	(0.0163)	(0.0163)
Year ended 05/31/04	1.00	0.0070	0.0070	(0.0070)	(0.0070)
Year ended 05/31/03	1.00	0.0120	0.0120	(0.0120)	(0.0120)
Government Money Market Fund Institutional Class Shares
Year ended 05/31/07	1.00	0.0481	0.0481	(0.0481)	(0.0481)
Year ended 05/31/06	1.00	0.0357	0.0357	(0.0357)	(0.0357)
Year ended 05/31/05	1.00	0.0160	0.0160	(0.0160)	(0.0160)
Year ended 05/31/04	1.00	0.0068	0.0068	(0.0068)	(0.0068)
Year ended 05/31/03	1.00	0.0116	0.0116	(0.0116)	(0.0116)
Tax-Exempt Money Market Fund Institutional Class Shares
Year ended 05/31/07	1.00	0.0314	0.0314	(0.0314)	(0.0314)
Year ended 05/31/06	1.00	0.0244	0.0244	(0.0244)	(0.0244)
Year ended 05/31/05	1.00	0.0124	0.0124	(0.0124)	(0.0124)
Year ended 05/31/04	1.00	0.0057	0.0057	(0.0057)	(0.0057)
Year ended 05/31/03	1.00	0.0094	0.0094	(0.0094)	(0.0094)

[a]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[b]	The effect of any custody credit on the ratio is less than 0.01%.

94	|	Financial Highlights

Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[a]

$1.00	4.98%	$856,336	0.40%[b]	4.86%	0.43%[b]
1.00	3.69%	769,106	0.40%	3.66%	0.44%
1.00	1.64%	711,485	0.40%	1.64%	0.44%
1.00	0.71%	701,820	0.38%	0.71%	0.45%
1.00	1.21%	749,413	0.38%	1.18%	0.44%

1.00	4.92%	489,517	0.40%[b]	4.82%	0.43%[b]
1.00	3.63%	387,391	0.40%	3.56%	0.45%
1.00	1.61%	383,751	0.40%	1.61%	0.44%
1.00	0.68%	373,145	0.38%	0.68%	0.44%
1.00	1.17%	383,788	0.38%	1.16%	0.44%

1.00	3.19%	240,138	0.40%[b]	3.18%	0.44%[b]
1.00	2.46%	213,923	0.40%	2.38%	0.46%
1.00	1.25%	210,168	0.40%	1.21%	0.46%
1.00	0.58%	249,892	0.38%	0.57%	0.45%
1.00	0.95%	289,896	0.38%	0.94%	0.46%

Financial Highlights	|	95

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Growth & Income Fund Institutional Class Shares
Year ended 05/31/07	$19.14	$0.14	$3.64	$3.78	$(0.14)	$(3.22)
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	–
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	–
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	–
Equity Income Fund Institutional Class Shares
Year ended 05/31/07	5.04	0.11	0.97	1.08	(0.12)	(0.78)
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	–
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	–
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	–
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	–
Equity Growth Fund Institutional Class Shares
Year ended 05/31/07	6.95	–	1.54	1.54	(0.01)	–
Year ended 05/31/06	6.85	0.01[d]	0.10	0.11	(0.01)	–
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	–
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	–
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	–

[a]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[b]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[c]	The effect of any custody credit on the ratio is less than 0.01%.
[d]	Amount rounds to less than $0.005 or $(0.005).

96	|	Financial Highlights

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[a]	Portfolio Turnover[b]

$(3.36)	$19.56	21.28%	$461,759	0.78%[c]	0.75%	0.80%[c]	57.77%
(1.07)	19.14	6.86%	453,984	0.77%	0.75%	0.80%	64.68%
(0.15)	18.90	6.37%	456,009	0.78%	0.88%	0.80%	32.10%
(0.10)	17.91	17.55%	469,056	0.75%	0.58%	0.80%	38.63%
(0.15)	15.33	(8.03)%	395,293	0.74%	1.00%	0.82%	40.90%

(0.90)	5.22	22.98%	100,741	0.78%[c]	2.36%	0.87%[c]	63.30%
(0.10)	5.04	7.55%	90,877	0.77%	1.89%	0.84%	68.75%
(0.09)	4.78	8.11%	97,234	0.78%	2.21%	0.86%	26.98%
(0.08)	4.51	18.86%	87,814	0.75%	1.97%	0.85%	37.87%
(0.07)	3.87	(10.77)%	92,503	0.74%	1.95%	0.85%	32.17%

(0.01)	8.48	22.25%	52,089	0.78%[c]	0.12%	0.97%[c]	72.26%
(0.01)	6.95	1.58%	42,447	0.77%	0.13%	0.98%	72.12%
(0.04)	6.85	3.41%	34,688	0.78%	0.59%	1.01%	49.81%
(0.02)	6.66	16.89%	32,364	0.75%	0.23%	0.99%	49.41%
(0.02)	5.72	(11.69)%	29,568	0.74%	0.51%	1.00%	40.69%

Financial Highlights	|	97

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments	Return of Capital	Total Dividends and Distributions
Capital Opportunities Fund Institutional Class Shares
Year ended 05/31/07	$11.49	$(0.03)	$1.62	$1.59	$ –	$(0.64)	$ –	$(0.64)
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	–	(0.62)	–	(0.62)
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	–	–	–	–
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	–	–	–	–
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	–	–	–	–
International Equity Fund Institutional Class Shares
Year ended 05/31/07	16.36	0.29	3.66	3.95	(0.07)	(1.06)	–	(1.13)
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)	–	(0.63)
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	–	–	(0.10)
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	–	–	(0.07)
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	–	–	(0.23)
Diversified Real Estate Fund Institutional Class Shares
Year ended 05/31/07[e]	17.85	0.18	4.85	5.03	(0.38)	(1.15)	–	(1.53)
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)	–	(1.30)
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)	(0.11)	(1.05)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)	(0.05)	(0.64)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)	(0.08)	(0.58)

[a]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[b]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[c]	The effect of any custody credit on the ratio is less than 0.01%.
[d]	The effect of any custody credit on the ratio is 0.02%.
[e]	Net investment income (loss) per share is based on average shares outstanding for the period.

98	|	Financial Highlights

Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[a]	Portfolio Turnover[b]

$12.44	14.33%	$224,503	1.28%[c]	(0.24)%	1.54%[c]	45.70%
11.49	17.88%	231,002	1.27%	(0.33)%	1.51%	52.91%
10.30	8.99%	190,026	1.28%	(0.39)%	1.54%	56.09%
9.45	25.50%	153,815	1.25%	(0.41)%	1.56%	69.23%
7.53	2.59%	66,491	1.25%	(0.58)%	1.63%	98.94%

19.18	24.94%	825,712	1.27%[d]	1.64%	1.54%[d]	45.91%
16.36	21.27%	711,621	1.27%	1.79%	1.52%	56.48%
14.07	13.96%	485,899	1.27%	0.75%	1.59%	44.61%
12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%

21.35	28.51%	222,448	1.03%[c]	0.89%	1.03%[c]	11.57%
17.85	19.07%	200,785	1.02%	0.47%	1.02%	25.42%
16.16	27.84%	192,655	1.03%	2.22%	1.03%	18.49%
13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%

Financial Highlights	|	99

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/07	$10.04	$0.42	$0.08	$0.50	$(0.42)	$–
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	–
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	–
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	–
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	–
Total Return Bond Fund Institutional Class Shares
Year ended 05/31/07	9.45	0.45	0.13	0.58	(0.46)	–
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	–
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	–
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	–
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	–
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	–
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	–

[a]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[b]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[c]	The effect of any custody credit on the ratio is less than 0.01%.

100	|	Financial Highlights

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[a]	Portfolio Turnover[b]

$(0.42)	$10.12	5.08%	$121,216	0.53%[c]	4.17%	0.61%[c]	83.84%
(0.36)	10.04	1.27%	125,605	0.52%	3.51%	0.60%	39.89%
(0.32)	10.27	2.74%	165,102	0.52%	3.09%	0.58%	63.24%
(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%

(0.46)	9.57	6.22%	147,511	0.53%[c]	4.72%	0.59%[c]	66.38%
(0.44)	9.45	(0.29)%	147,966	0.53%	4.27%	0.60%	55.59%
(0.48)	9.92	6.87%	136,288	0.52%	3.97%	0.59%	68.56%
(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%

(0.40)	10.78	3.83%	48,742	0.53%[c]	3.68%	0.85%[c]	8.95%
(0.39)	10.77	1.12%	51,328	0.53%	3.59%	0.82%	25.31%
(0.37)	11.04	3.46%	56,663	0.52%	3.31%	0.81%	21.94%
(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%

Financial Highlights	|	101

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from the Realized Gains to Investments
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/07	$9.86	$0.30	$ –	$0.30	$(0.30)	$–
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	–
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	–
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	–
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	–
National Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	–
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	–
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	–
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)

[a]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[b]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[c]	The effect of any custody credit on the ratio is less than 0.01%.

102	|	Financial Highlights

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[a]	Portfolio Turnover[b]

$(0.30)	$9.86	3.05%	$59,047	0.53%[c]	3.01%	0.79%[c]	13.17%
(0.25)	9.86	1.34%	83,198	0.52%	2.53%	0.76%	62.71%
(0.20)	9.98	1.34%	110,381	0.52%	2.03%	0.74%	20.26%
(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%

(0.35)	9.46	3.49%	81,317	0.53%[c]	3.59%	0.77%[c]	22.17%
(0.34)	9.48	1.03%	97,896	0.53%	3.52%	0.75%	50.88%
(0.34)	9.72	3.62%	122,151	0.52%	3.45%	0.74%	16.69%
(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%

Financial Highlights	|	103

PNC Funds, Inc.

Notice of Privacy Policy & Practices

The funds recognize and respect the privacy concerns and expectations of our customers1.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

>	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

>	Account History, including information about the transactions and balances in a customer’s accounts; and

>	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information2

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

>	As Authorized — if you request or authorize the disclosure of the information.

>

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>

Under Joint Agreements — The funds may also share information with companies that perform marketing services on their behalf or to other financial institutions with whom the funds have joint marketing agreements.

Security of Customer Information

The funds require service providers to the funds:

>	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

>	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds.

Please call 1-800-551-2145 if you have any questions concerning this Notice, or about the funds in general.

[1]	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds shares.
[2]	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Not a part of this Prospectus

For more information

You will find more information about the funds in the following documents:

Annual and Semi-Annual Reports  The funds’ annual and semi-annual reports contain more information about the funds. The funds’ annual report contains a discussion about the market conditions and investment strategies that had a significant effect on the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)  The SAI contains detailed information about the funds and their policies. It is incorporated by reference into and legally considered to be part of this prospectus.

You can get a free copy of these documents, request other information about the funds and make shareholder inquiries by calling 800-551-2145 or writing to:

PNC Funds

Mutual Fund Administration

Two Hopkins Plaza

Baltimore, MD 21201

800-551-2145

www.pncmutualfunds.com

If you buy your shares through a financial adviser, you may contact your adviser for more information.

You may review and obtain copies of the funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC. You may also obtain copies of the funds’ documents after paying a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330.

Reports and other information about the funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

SEC File Number: 811-05782

Distributor: PNC Fund Distributor, Inc.

© 2007 PNC Mutual Funds	INST907

PNC FUNDS, INC.

Class A Shares, Class C Shares and Institutional Shares

Statement of Additional Information

September 28, 2007

Money Market Funds	Bond Funds	Equity Funds
Prime Money Market Fund Government Money Market Fund Tax-Exempt Money Market Fund	Limited Maturity Bond Fund Total Return Bond Fund Maryland Tax-Exempt Bond Fund Tax-Exempt Limited Maturity Bond Fund National Tax-Exempt Bond Fund	Growth & Income Fund Equity Income Fund Equity Growth Fund Capital Opportunities Fund International Equity Fund Diversified Real Estate Fund

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectuses dated September 28, 2007, as supplemented (each a “Prospectus”), for Class A, Class C and Institutional Shares of the mutual funds listed above (each a “Fund”), each of which is a series of PNC Funds, Inc. (the “Company”). This SAI is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein.

Copies of the Prospectuses, as well as the Company’s Annual Report to Shareholders dated May 31, 2007 (the “Annual Report”), may be obtained without charge by calling 1-800-551-2145 or by writing PNC Funds, Inc., c/o Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

The audited financial statements included in the Annual Report and the related report of the independent registered public accounting firm of the Company, contained in the Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Annual Report are incorporated herein by reference.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, The PNC Financial Services Group, Inc. or its affiliates, and such shares are not federally insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Investment in the Funds involves investment risks, including possible loss of principal. While each Money Market Fund will attempt to maintain its net asset value per share at $1.00, it is possible to lose money by investing in these Funds. You could also lose money by investing in one of the other Funds. In addition, the dividends paid by a Fund will go up and down.

PNC Capital Advisors, Inc, (formerly known as Mercantile Capital Advisors, Inc.) a wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator to the Funds, is paid fees for its services, and is not affiliated with PNC Fund Distributor, Inc., the Funds’ distributor.

PNC FUNDS, INC.

PNC Funds, Inc. is a Maryland corporation that commenced operations on July 21, 1989 as an open-end management investment company.

INVESTMENT POLICIES AND RISKS

Classification

This SAI refers at times to the Equity Funds and Bond Funds as the “Non-Money Market Funds.” The Maryland Tax-Exempt Bond Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”) and all of the other Funds are classified as diversified under the 1940 Act.

Investment Strategies and Risks

The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectuses. The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

PNC Capital Advisors, Inc., each Fund’s investment adviser (“PCA” or “Adviser”), and, with respect to the Limited Maturity Bond, Total Return Bond, Capital Opportunities and International Equity Funds, these Funds’ sub-advisers (each a “Sub-Adviser”) use a range of investments and investment techniques in seeking to achieve a Fund’s investment objective. (In this SAI, the term “Adviser” refers to PCA or any Sub-Adviser, as applicable.) All Funds do not use all of the investments and investment techniques and related risks that are described in the Prospectuses and this SAI.

Equity Securities

The Equity Income Fund, Equity Growth Fund, Growth & Income Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund invest in equity securities. An equity security represents ownership interest in a company in the form of common stock or preferred stock, or with respect to the Growth & Income Fund, Equity Income Fund, Equity Growth Fund and Capital Opportunities Fund, securities convertible into common stock. It is the risk-bearing part of the company’s capital and contrasts with debt capital, which is usually secured and has priority over shareholders if the company becomes insolvent and its assets are distributed. To the extent that a Fund invests in equity securities, the Fund is subject to equity market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time. Both the U.S. and foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, the net asset value per share (“NAV”) of each Equity Fund may fluctuate with movements in the equity markets.

As a non-principal strategy, the Equity Income Fund, Equity Growth Fund and Growth & Income Fund may invest in small and mid-cap stocks.

Debt Securities

Each of the Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

The Prime Money Market Fund may invest in obligations issued by state and local governmental bodies.

Under normal circumstances, each of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest up to 20% (25% with respect to the Growth & Income and Capital Opportunities Funds) of its net assets in debt securities. These securities will either be issued or guaranteed by the U.S. government, its agencies or instrumentalities or will be debt obligations that at the time of purchase carry one of the three highest ratings assigned by a nationally recognized statistical rating agency (each a “Rating Agency”). Investments may also be made in unrated debt obligations that the Adviser has determined to be of comparable quality. Up to 10% of each such Fund’s total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies.

To the extent that a Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate-environment. Generally, the market value of fixed income securities (including municipal obligations) can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. In periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower.

Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV.

Foreign Securities

The International Equity Fund may invest in the securities of issuers located in any foreign country. Although the Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the Fund’s NAV will fluctuate with U.S. dollar exchange rates, as well as with price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States.

Although the International Equity Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The International Equity Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund’s total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the International Equity Fund may receive a return on idle cash. The International Equity Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. When the International Equity Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the International Equity Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

The Total Return Bond Fund may invest in Brady Bonds, which are securities issued in various currencies (primarily the U.S. dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. government. Investments by the Fund in Brady Bonds are subject to the Fund’s limitation on foreign investments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

As a non-principal investment strategy, each of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest up to 25% of its total assets in foreign debt securities. In addition, the Capital Opportunities Fund’s investment in Depositary Receipts denominated in U.S. dollars and traded in the U.S. is not counted against its limitation with respect to investing in foreign securities.

There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

This change may significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund’s NAV.

REITs

The Diversified Real Estate Fund invests in real estate investment trusts (“REITs”). REITs are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See “Additional Information Concerning Taxes” below.

Although the Fund expects to invest primarily in the common stocks of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations, convertible securities (including investment grade bonds and preferred stocks) and warrants. Debt obligations that carry one of the four highest ratings assigned by a Rating Agency are considered to be investment grade.

Quality and Maturity – Money Market Funds

All securities acquired by the Money Market Funds will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company’s Board of Directors (the “Board”), to present minimal credit risks and will be “Eligible Securities” as defined by the Securities and Exchange Commission (“SEC”). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in one of the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with short-term debt of the issuer that has been rated in one of the two highest rating categories by two Rating Agencies, and (b) securities that are unrated (including securities of issuers that have no short-term debt ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board. Certain Money Market Funds may have higher credit requirements for certain types of Eligible Securities which are described with the discussion of the security. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Adviser to be of comparable quality). See Appendix A for a description of the Rating Agencies’ various rating categories.

Each Money Market Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Money Market Fund purchase securities that mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Money Market Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

Government Obligations and Money Market Instruments

Each Fund may invest in securities issued or guaranteed by the U.S. government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. government agencies and instrumentalities. Examples of the types of U.S. government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the “World Bank”), and Resolution Trust Corporation.

Obligations of certain agencies and instrumentalities, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer’s right to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the entity’s obligations; still others, such as those of FHLMC, are backed solely by the issuer’s credit. There is no assurance that the U.S. government would provide support to a U.S. government-sponsored entity were it not required to do so by law.
Certain U.S. government obligations held by the Money Market Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

Each Fund except the Government Money Market Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each Fund except the International Equity Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund’s total assets at the time of purchase. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

Taxable commercial paper purchased by each Fund will be rated at the time of purchase within the highest rating category assigned by a Rating Agency (tier one with respect to the Capital Opportunities Fund). Corporate bonds purchased by the Funds, except the Limited Maturity Bond Fund and Total Return Bond Fund, with remaining maturities of thirteen months or less will be rated at the time of purchase within the highest rating category (two highest rating categories with respect to the Prime Money Market Fund and four highest rating categories with respect to the Capital Opportunities Fund) assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

Investing in U.S. government obligations and money market instruments is a non-principal investment strategy for the Bond Funds and the Equity Funds.

Variable and Floating Rate Instruments

Each Fund may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by a Money Market Fund must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

The Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining weighted average portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. government or any agency thereof that has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds (the “Tax-Exempt Funds”) may include participations in municipal obligations purchased from financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Investing in variable and floating rate instruments is a non-principal investment strategy for every Fund other than the Tax-Exempt Bond Funds.

Municipal Obligations

The Tax-Exempt Funds will invest primarily in municipal obligations. The Equity Income, Equity Growth, Capital Opportunities, Prime Money Market, Limited Maturity Bond and Total Return Bond Funds (each a “taxable Fund”) also may invest from time to time in municipal obligations. Municipal obligations may be advantageous for a taxable Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable Fund that come from interest on municipal obligations will be taxable to shareholders.

Municipal Obligations include bonds and other debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states. In most cases, the interest attributable to a municipal obligation is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of municipal obligations are issued by or on behalf of public authorities to finance various privately owned or operated industrial or commercial facilities, although the current Federal tax laws place substantial limitations on the issuance of private activity bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two main types of Municipal Bonds are “tax-backed” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (or “industrial development bonds” under pre-1986 law). Tax-backed bonds, including general obligation bonds, dedicated tax bonds and municipal leases, are repaid by tax revenues of a municipality. Revenue bonds are repaid by revenues generated from a municipal enterprise or a specified privately owned or operated facility.

Taxable Obligations. While the Tax-Exempt Funds have no intention of investing in securities whose interest is taxable, each Fund may, for temporary purposes or otherwise, invest a portion of its assets in fixed-income obligations whose interest is subject to either federal income taxes or, for the Maryland Tax-Exempt Bond Fund, state income taxes. Should a Tax-Exempt Fund invest in taxable obligations, it would do so subject to the credit quality standards for that Fund described in the prospectus.

Tax-Backed Bonds

General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Dedicated tax bonds are tax-backed municipal obligations that are secured by a limited pledge of a specified tax such as property, sales, income or motor vehicle taxes or fees. Unlike general obligation bonds, dedicated tax bonds do not contain provisions for the utilization of an issuer’s unlimited taxing power. Municipal leases, also referred as certificates of participation (“COPs”), are tax-backed obligations issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. To the extent that these securities are illiquid, they will be subject to each Fund’s limitation on investments in illiquid securities described below. The ability to re-pay tax-backed debt of any governmental entity may be limited by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the municipality’s control. Accordingly, the capacity of the issuer of a tax-backed bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds

Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue bond is a function of the economic viability of such facility or such revenue source.

Private activity bonds, a category of revenue bonds, are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. Each of the Tax-Exempt Funds may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax. Investments in such securities will be subject to each Tax-Exempt Fund’s 20% net asset limitation on taxable investments. When a Tax-Exempt Fund’s assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Tax-Exempt Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Payment of municipal obligations held by a Tax-Exempt Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations. The Tax-Exempt Money Market Fund will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

Conduit Obligations

Conduit obligations are bonds issued by a municipality or instrumentality of a municipality, which are secured by an entity other than the issuer. Proceeds of these bonds are loaned by the issuer to another municipality or a private corporation, and the issuer’s obligation to repay is limited to the revenue it receives from the borrower. Common types of conduit bonds include hospital and other healthcare, college and university revenue bonds. Adverse developments affecting the borrower with respect to a conduit bond held by a Fund could have an adverse effect on the Fund’s portfolio and the value of its shares.

Municipal Credit Enhancement

The credit quality of a municipal obligation may be enhanced by an agreement by a financial institution or another municipality to either guarantee or support the repayment of debt service is the municipal issuer is unable to fulfill its obligation to pay principal or interest. The most common type of credit enhancement is provided by a municipal bond insurance policy. The policy guarantees the bond’s scheduled payment of interest and repayment of principal. The municipal bond insurance policy may be obtained either by the issuer at the time of sale or by the owner of the bonds after the bond has been issued.

As municipal bond insurance guarantees only the par amount of principal and scheduled interest payments, it does not guarantee the price of a bond nor the prepayment of a bond, the share price of a fund holding insured municipal securities may fluctuate. As a significant portion of outstanding obligations in the municipal bond market is insured by a small number of insurance companies, an event impacting the credit quality of one or more bond insurers could have an adverse impact on the value of municipal obligations that are insured.

There are a number of state programs that have been created to increase the credit quality of municipal obligations issued by local governments or state agencies. Under the state credit enhancement programs, a state may pledge its general obligation authority or a specified revenue source to pay all or a portion of principal and interest if the local issuer is unable to fulfill its obligation to pay principal and interest on the bonds. As credit enhancement does not guarantee the price of a bond nor does it guarantee prepayment of a bond, the share price of a fund holding credit enhanced municipal securities may fluctuate.

Another type of credit enhancement is provided by a moral obligation pledge from a state or municipality. If an issuer of a moral obligation bond is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that has provided moral obligation support for the bonds.

Prerefunded Bonds

Prerefunded bonds are bonds that have been refunded prior to the maturity of principal and remain outstanding in the municipal market. The payment of principal and interest is funded from securities in a designated escrow account that holds securities issued by the United States Treasury or agencies of federal government, or other high-grade securities. As the payment of principal and interest is generated from securities held in an escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue is no longer in place. As securities held in the escrow fund pledged to pay the principal and interest of the prerefunded bond does not guarantee the price of a bond, the share price of a fund holding prerefunded municipal securities may fluctuate.

Municipal Notes and Commercial Paper

Municipal notes and municipal commercial paper are issued to provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated taxes or proceeds, repayment on the note or commercial paper may be delayed or the note may not be fully repaid, and a Fund may lose money. Municipal commercial paper may be unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

The Tax-Exempt Funds may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by these Funds. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. To the extent these securities are illiquid, they will be subject to each such Fund’s limitation on investments in illiquid securities.

Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund’s portfolio and the value of its shares. As described above under “Government Obligations and Money Market Instruments,” foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate “issuer” as that term is used in the Prospectus and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.”

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

In most cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see “Additional Information Concerning Taxes”). Moreover, with respect to Maryland municipal obligations, the Maryland Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or what proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund’s portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

Maryland Municipal Obligations

The Maryland Tax-Exempt Bond Fund is classified as a “non-diversified” portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in NAV. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

The Maryland Tax-Exempt Bond Fund usually invests at least 80% of its net assets (which includes any borrowings for investment purposes) among the principal types of investment grade municipal obligations issued by the State of Maryland, its agencies, counties, municipalities, taxing districts and other political subdivisions. Risks associated with such municipal obligations vary by type. For example, factors affecting the local economy of a particular county or city may affect the investment quality of that county’s or city’s general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State of Maryland. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. For example, a downturn in the Maryland healthcare sector or a downturn for a specific healthcare borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific healthcare revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured. Following is a general overview of the types of municipal bonds held by the Maryland Tax-Exempt Bond Fund, together with a discussion of some economic risks affecting such bonds.

As of May 31, 2007, the Maryland Tax-Exempt Bond Fund had significant holdings in:

•	General obligation bonds issued by the State of Maryland, its counties, its cities and certain other agencies;

•	Revenue bonds backed by certain public facility, transportation or special tax revenue;

•	Revenue bonds issued on behalf of private charitable hospital or healthcare corporations;

•	Revenue bonds issued by or on behalf of state and private colleges and universities; and

•	Housing revenue bonds.

State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax-Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on or about July 10, 2007, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

The State of Maryland has a population of approximately 5.6 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, are the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical areas and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The unemployment figure for 2006 was 3.9% compared to a national rate for the same period of 4.6%. Total employment increased by 14.0% between 1997 and 2006. The State’s per capita personal income was the fourth highest of the 50 states in 2006, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 122% of the national average.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds currently held by the Maryland Tax-Exempt Bond Fund. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

To reduce risk, the Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, does not invest in below-investment grade bonds, and includes some insured and pre-refunded bonds in its portfolio.

Stand-By Commitments

Investing in stand-by commitments is a non-principal strategy for all Funds other than the Tax-Exempt Funds. Stand-by commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period. The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Fund will not exceed ½ of 1% of the value of such Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Adviser’s or a Sub-Adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Investing in stand-by commitments is a non-principal strategy for all Funds other than the Tax-Exempt Funds.

Convertible Securities

The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds may purchase convertible securities. These securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

Investing in convertible securities is a non-principal strategy for the International Equity, Diversified Real Estate and Total Return Bond Funds.

Asset-Backed Securities

The Prime Money Market, Limited Maturity Bond and Total Return Bond Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Mortgage debt is a type of asset-backed security. The Prime Money Market Fund may invest in asset-backed securities that are rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies and that have remaining maturities of 397 days or less. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

The secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For this reason, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund’s limitation on illiquid investments described below under “Fundamental Limitations.”

Non-mortgage asset-backed securities, such as home equity loans, involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Mortgage-Related Securities

The Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies and private issuers. Investing in mortgage-backed securities is a non-principal strategy for the Diversified Real Estate Fund. Such securities may include collateralized mortgage obligations (“CMOs”) and U.S. government stripped mortgage-backed securities (“SMBS”).

CMOs are a type of bond issued by non-governmental entities that provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

SMBS represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-backed certificates issued by a U.S. government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to decrease. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). Freddie Mac is a government-sponsored organization owned entirely by private shareholders. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Below-Investment Grade Debt Securities (“Junk Bonds”).

The ratings assigned by each Rating Agency are representations of their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

The International Equity, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may invest in below-investment grade debt securities. Issuers of below-investment grade or non-rated securities that Adviser deems to be below-investment grade (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of below-investment grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Below-investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain below-investment grade securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for investment grade securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Repurchase Agreements

Each Fund except the Tax-Exempt Funds may buy portfolio securities subject to the seller’s agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Funds will enter into repurchase agreements only with financial institutions the Adviser deems creditworthy, and during the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a “when-issued” basis and may enter into a “forward commitment” to purchase or sell securities. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s NAV starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in such Fund’s NAV as long as the commitment remains in effect.

Other Investment Companies

In connection with the management of its daily cash position, each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and that seek to maintain a $1.00 NAV, i.e., “money market” funds. In addition, each Non-Money Market Fund may invest in securities issued by other non-money market investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

Investing in other investment companies is a non-principal strategy for all the Funds. The funds may invest in other registered investment companies such as exchange-traded funds, mutual funds and closed-end funds. Investment companies include “closed-end funds,” which are funds that issue a fixed number of shares to the public in an initial public offering, after which time shares in the fund are bought and sold on a stock exchange. The fund is not obligated to issue new shares or redeem outstanding shares. Because investments in closed-end funds represent interests in another investment company, such investments are subject to the 1940 Act’s limitations on investments in other investment companies.

Exchange-Traded Funds (“ETFs”).

The Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest in Standard & Poor’s Depositary Receipts (“SPDRs”), Standard & Poor’s MidCap 400 Depositary Receipts (“MidCap SPDRs”) and The Dow Industrials DIAMONDS (“DIAMONDS”), all of which are ETFs. SPDRs represent ownership in the SPDR Trust, a long-term unit investment trust that holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a long-term unit investment trust that holds a portfolio of common stocks that is intended to tract the performance and dividend yield of the Standard & Poor’s MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS Trust, a long-term unit investment trust that holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act’s limitations on investments in other investment companies.

The Capital Opportunities Fund also may invest in another type of ETF known as Russell 2000 ® Growth Index iSharessm, which are shares of an investment company that is intended to track the performance and dividend yield of the Russell 2000 ® Growth Index. Because investments in iSharessm represent interests in another investment company, such investments are subject to the 1940 Act’s limitations on investments in other investment companies.

Lending Portfolio Securities

Each Fund except the Tax-Exempt Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and also earns income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. Each Fund listed above will limit its securities lending to 33 1/3% of the Fund’s total assets. Fees attributable to securities lending activities are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”).

Depositary Receipts

The International Equity Fund may invest up to 100% of its total assets, the Growth & Income, Capital Opportunities, Limited Maturity Bond and Total Return Bond Funds each may invest up to 25% of its total assets, and the Equity Income and Equity Growth Funds each may invest up to 20% of its net assets in sponsored ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depositary Receipts or CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets. GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Derivative Instruments

Certain of the Funds may purchase “derivative” instruments as described below under various headings.

Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, “stripped” securities and various floating rate instruments).

Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund’s investment objective. It is possible, however, that the evaluations of the Adviser will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

Foreign Currency Exchange Contracts

The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds may from time to time enter into forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies relating to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by the Adviser under three circumstances.

First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as “transaction hedging”.

Second, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. This is sometimes referred to as “position hedging”. The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

Third, when the Adviser selects to move closer to its “benchmark” weighting in a particular currency, the Adviser may select to sell US dollars forward for a particular foreign currency. Such a transaction is conducted to reduce or eliminate an underweighted position in a currency relative to a “benchmark” when purchasing underlying equities denominated in that currency is not advisable by the Adviser.

None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains that might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

A Fund’s custodian will place in a separate account cash or liquid portfolio securities in an amount equal to the value of such Fund’s assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the federal tax treatment of forward contracts, see “Additional Information Concerning Taxes.”

Investing in foreign currency exchange contracts is a non-principal strategy for the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond and Total Return Bond Funds.

Options

The Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may write covered call options, buy put options, buy call options and sell, or “write,” secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When a Fund writes a call option on a security, the option is “covered” if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or liquid securities in an amount not less than the exercise price of the option at all times during the option period.

The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series that will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Currency-Related Options

From time to time the International Equity Fund may use the investment techniques identified below. It is the Fund’s current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

•    Foreign Currency Put Options. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

•    Foreign Currency Call Options. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

•    Unlisted Foreign Currency Put and Call Options. A number of major investment firms trade unlisted currency options that are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the International Equity Fund’s limitation on investments in illiquid securities.

Futures and Related Options on Futures Contracts

The Equity Income, Equity Growth, Capital Opportunities, International Equity, Total Return Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may enter into interest rate swaps futures contracts for hedging purposes. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index.

The International Equity Fund may also enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures that are available in recognized exchanges or in other established financial markets. The International Equity Fund may engage in these transactions in order to gain fuller exposure to movements of securities prices or indices pending investment, for hedging purposes, to maintain liquidity or for speculative purposes.

Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that that Fund intends to purchase. Similarly, if the value of a Fund’s portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to earmarking cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of the contract. Such liquid assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

Interest Rate Swaps

The Bond Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

A Fund will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund’s potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Adviser believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund’s borrowing restrictions.

The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor’s or A or P-1 or better by Moody’s Investors Service or, if unrated, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments that are traded in the interbank market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ transactions in interest rate swaps.

The use of interest rate swaps is a highly specialized activity that involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of interest rates, the investment performance of a Fund would be less favorable than it would have been if this investment techniques were not used.

Rights and Warrants

The Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. No Fund intends to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

Custodial Receipts

Custodial receipts may be purchased by the Tax-Exempt Funds. Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” or “MCATS,” and “Municipal Zero-Coupon Receipts.”

Illiquid Securities

Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not invest more than 15% (10% with respect to each Money Market Fund) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days’ notice, restricted securities (including PIPES), unlisted foreign currency options and other securities, for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

Fundamental Limitations

Unless otherwise noted, each Fund’s investment policies are not fundamental and may be changed by the Board at any time without shareholder approval. Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined below under “Miscellaneous”).

No Fund may:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Equity Fund, more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that (i) up to 25% of the value of the total assets of each Fund other than the Maryland Tax-Exempt Bond Fund may be invested without regard to these limitations; and (ii) up to 50% of the value of the Maryland Tax-Exempt Bond Fund’s total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax-Exempt Bond Fund’s total assets may be invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and provided further that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; (ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Equity Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market Fund) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund’s total assets are outstanding. The Tax-Exempt Money Market Fund will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate; (b) the Tax-Exempt Money Market, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may invest in municipal obligations secured by real estate or interests therein; (c) the Non-Money Market Funds may purchase securities which are secured by real estate or interests therein; (d) the Limited Maturity Bond, Total Return Bond and Diversified Real Estate Funds may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities; and (e) the Diversified Real Estate Fund may sell any real estate it acquires as a result of a default on debt securities held by the Fund.

5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that (a) the Tax-Exempt Money Market Fund may purchase put options on municipal obligations; and (b) the Non-Money Market Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

7. Purchase securities of companies for the purpose of exercising control.

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) each Non-Money Market Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) each Non-Money Market Fund may enter into futures contracts and related options.

10. Make loans, except that (a) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) each Fund except the Tax-Exempt Money Market Fund may enter into repurchase agreements with respect to portfolio securities; (c) each Fund except the Tax-Exempt Money Market Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (d) the Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds may invest in privately arranged loans in accordance with their investment objectives and policies.

In addition, no Money Market Fund may:

1. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

2. Issue senior securities, except that, subject to the percentage limitations set forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund’s portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Non-Fundamental Limitations

The following investment policies are not fundamental and may be changed by the Board at any time without shareholder approval. As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market and Tax-Exempt Money Market Funds intend to subject their entire investment portfolios, other than U.S. government securities, to the 5% limitation described in Investment Limitation No. 1 above. However, in accordance with such regulations, a Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. A Fund may not hold more than one such investment at any one time.

Temporary Defensive Investments

Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. government obligations, and other securities as described below under “Principal Risks.” Investments by a Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund’s assets may be invested in such instruments. Each Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets, which may be held uninvested by each Fund.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs that must be borne by the Fund involved and ultimately by its shareholders.

Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

The significant variances in the portfolio turnover rates in the Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds for the fiscal years ended May 31, 2006 and May 31, 2007 were due to the changes in the Funds’ benchmark during fiscal year end May 31, 2006 and that the Funds were managed to the new benchmarks. The significant variances in the portfolio turnover rates in the Growth & Income, Equity Growth and Equity Income Funds for the fiscal years ended May 31, 2007, May 31, 2006 and May 31, 2005 were due to changes to the portfolio manager which occured during fiscal year end May 31, 2006.

The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds’ annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds’ portfolio turnover rates are expected to be zero for regulatory reporting purposes.

Disclosure of Portfolio Holdings

Each Fund views material non-public holdings information as sensitive and limits the dissemination of such information to circumstances in which the recipient has a duty of confidentiality and duty not to trade, in accordance with policies and procedures established by the Board of Directors, as described below. The officers of the Funds will review the adequacy and effectiveness of the policy annually and recommend changes, if any, to the Board of Directors.

1. Each Fund will provide a full list of its holdings as of the end of the Fund’s fiscal quarter in its semiannual and annual reports to shareholders as well as the Form N-Q which is filed with the SEC not later than 60 days after the Fund’s first and third fiscal quarter-end.

2. Each Equity Fund will provide its top ten holdings as of the end of the calendar quarter on the Funds’ web site www.pncmutualfunds.com not later than 30 days after the calendar quarter-end.

3. Each Fund will provide a full list of its holdings as of the end of the calendar quarter on the Funds’ web site www.pncmutualfunds.com not later than 60 days after the calendar quarter end.

Ongoing Arrangements to Disclose Portfolio Holdings

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: PCA, the respective Sub-Advisers, distributor, administrator, sub-administrator, independent auditors; proxy voting agent, fund accountant, pricing agents custodian; securities lending agents; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The Funds’ recourse against inappropriate disclosure by certain fiduciaries is limited to a claim that a fiduciary duty to maintain the confidentiality of portfolio information has been breached. The following lists the entities that currently receive material non-public holdings information provided as part of the normal investment activities of each Fund:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Adviser	PNC Capital Advisors, Inc.	Daily

Sub-Adviser	Boyd Watterson Asset Management LLC	Daily (Limited Maturity, Total Return Bond Funds only)

Sub-Adviser	Delaware Management Company, Inc.	Daily (Capital Opportunities Fund only)

Sub-Adviser	Morgan Stanley Investment Management Limited	Daily (International Equity Fund only)

Sub-Adviser	Julius Baer Investment Management LLC	Daily (International Equity Fund only)

Administrator	PNC Capital Advisors, Inc.	Daily

Sub-Administrator	Citi Fund Services Ohio, Inc.	Daily

Distributor	PNC Fund Distributor, Inc.	Daily

Custodian	Fifth Third Bank	Daily

Securities Lending Agent	Credit Suisse First Boston	Daily

Fund Accountant	Citi Fund Services Ohio, Inc.	Daily

Independent Registered Public Accounting Firm	Deloitte & Touche LLP	Upon request (as needed for auditing purposes)

Typesetting Firm and printer for Financial Reports	RR Donnelley	Up to 30 days before distribution to shareholders.

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.

Independent Counsel to the Directors, for EDGAR filings on Form N-CSR	Kirkpartick & Lockhart Preston Gates Ellis LLP	Up to 30 days before filing with the SEC.

Each Fund may provide material non-public holdings information to third parties that are not the service providers listed above under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s holdings may only be made if: (i) the Fund has a “legitimate business purpose” for making such disclosure; and (ii) enter into written agreements that specify that, (a) holdings information will be kept confidential and, (b) no employee of the service provider shall use the information to effect trading or for their personal benefit.

The President or Vice President of the Funds may authorize the disclosure of non-public portfolio holdings information. In addition, the President or Vice President will determine whether a “non-fiduciary” service provider (that is, a third party other than the Funds’ regular service providers) has a legitimate business reason for selective disclosure of portfolio information. In doing so, they will consider any actual or potential conflicts of interest between PCA, the respective Sub-Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the officers may authorize release of holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the information will not be released.

The Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist each Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of PCA receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the PCA or by any “affiliated person” of PCA.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Analytics Service	Thompson Financial/Vestek	Daily
Investment Consultant	Marco Consulting Group	Monthly

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

MANAGEMENT OF THE COMPANY

Directors and Officers

The business and affairs of the Company are managed under the general supervision of the Board in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. A Director who is deemed to be an “interested person” (as defined in the 1940 Act) of the Company is referred to as an “Interested Director.” A Director who is not deemed to be an “interested person” of the Company is referred to as an “Independent Director.”

Each Director and Officer may be contacted by writing to the Director or Officer, c/o PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn: Funds Administration. Each Director holds office until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Company’s shareholders in accordance with the Company’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified.

Name and Age of Director	Position with the Company and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS
L. White Matthews, III -61	Director Since 2003	Retired; Chairman, Ceridian Corporation, 2006 to present.	10 registered investment companies consisting of 17 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products).

Edward D. Miller, Jr. - 64	Director Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	10 registered investment companies consisting of 17 portfolios	Director, Bradmer Pharmaceuticals Inc. (pharmaceuticals).

John R. Murphy - 73(3)	Director and Chairman of the Board Since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	10 registered investment companies consisting of 17 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Thomas L. Owsley - 66(4)	Director Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation, 2003 to August 2004; Senior Vice President, General Counsel and Corporate Secretary, Crown Central Petroleum Corporation, 2001 to 2003.	10 registered investment companies consisting of 17 portfolios	None.

George R. Packard, III - 75	Director Since 1989	President, U.S.-Japan Foundation, July 1998 to present.	10 registered investment companies consisting of 17 portfolios	None.

“INTERESTED” DIRECTORS(5)
Decatur H. Miller - 75	Director Since 1989	Retired.	10 registered investment companies consisting of 17 portfolios	None.

OFFICERS WHO ARE NOT DIRECTORS
Kevin A. McCreadie - 47	President Since 2004	CFA, President and Chief Executive Officer, PCA, since March 2004; Chief Investment Officer of PCA since 2002; Chief Investment Officer of PNC Wealth Management since 2007; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002.

David L. Meyer - 50	Vice President Since 2006	Senior Vice President and Chief Operating Officer of PCA since 2002; Deputy Chief Operating Officer of PNC Wealth Management since 2007; Managing Director of J.P. Morgan 1994 to 2002.

Edward J. Veilleux - 64	Assistant Vice President and Chief Compliance Officer Since 2004

President, EJV Financial Services (consulting) since 2002; Director, Deutsche Asset Management, 1987 to 2002; Senior Vice President, Old Mutual Advisor Funds II, since 2005; Vice President, Swiss Helvetia Fund since 1987; Vice President, Hilliard Lyons Government Fund since 2004; Vice President, ISI Funds since 1986; Chief Compliance Officer, Victory Funds since 2005.

Jennifer E. Spratley - 38	Treasurer Since 2007	Treasurer, PCA since September 2007; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jennifer E. Vollmer - 35	Secretary Since 2002	Senior Counsel, The PNC Financial Services Group, Inc. since March 2007; Secretary, PCA, since 2001; Counsel and Vice President, PCA 2001 to 2007.

Savonne L. Ferguson - 33	Assistant Secretary Since 2004	Vice President, PCA since September 2007; Assistant Vice President, PCA 2002 to 2007.

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2)	The Fund Complex consists of registered investment companies that have a common investment adviser with the Company.
(3)	From August 1, 2007 through September 28, 2007, Citigroup Inc. became a “controlling person,” for 1940 Act purposes, of the Company’s distributor. Because Mr. Murphy owns shares of stock in Citigroup Inc., he was an Interested Director of the Company during that limited period.
(4)	Mr. Owsley technically fell within the statutory definition of Interested Director of the Company for a brief period beginning when Lincoln National Corporation, in which he had owned shares, became a “controlling person” for 1940 Act purposes of Delaware Management Company, the sub-adviser to the Capital Opportunities Fund. Since December 4, 2006, Mr. Owsley has no longer held shares of Lincoln National Corporation and ceased being considered an Interested Director.
(5)	The Interested Director is considered to be an interested person, as defined by the 1940 Act, because of his relationship with an affiliate of PCA. Mr. Miller may be deemed an “Interested” Director because he is a co-trustee of a trust for which an affiliate of PCA also acts as co-trustee.

Standing Board Committees

The Board has established two committees: the Audit and Nominating and Compensation Committees.

The Audit Committee annually considers the engagement and compensation of the Company’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company’s financial statements. The Audit Committee met four times during the fiscal year ended May 31, 2007. The Audit Committee consists of the five Independent Directors (Messrs. Matthews, Owsley, Edward D. Miller, Murphy and Packard).

The Nominating and Compensation Committee is responsible for the selection and nomination of candidates for appointment or election to serve as directors. The Nominating and Compensation Committee consists of five Independent Directors (Messrs. Owsley, Matthews, Edward D. Miller, Murphy and Packard). There were three meetings of the Nominating and Compensation Committee during the fiscal year ended May 31, 2007. The Nominating and Compensation Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary.

Director Ownership of Fund Shares

The following table shows the dollar range of Class A, Class C and Institutional Shares of the Funds beneficially owned by each Director as of May 31, 2007.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds in the PNC Funds Complex
INDEPENDENT DIRECTORS
L. White Matthews, III	None	None
Edward D. Miller, M.D.	Diversified Real Estate Fund: $50,000–$100,000 Growth & Income Fund: $50,000–$100,000	Over $100,000

John R. Murphy	None	None
George R. Packard, III	None	None

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds in the PNC Funds Complex
Thomas L. Owsley	Growth & Income Fund: Over $100,000 Capital Opportunities Fund: Over $100,000 International Equity Fund: Over $100,000 Equity Growth Fund: $50,000 - $100,000	Over $100,000

INTERESTED DIRECTOR

Decatur H. Miller	Prime Money Market Fund $1 - $10,000 Growth & Income Fund: Over $100,000 International Equity Fund Over $100,000	Over $100,000

As of August 31, 2007, the Directors and officers of the Company, as a group, owned less than 1% of its outstanding shares.

Board Compensation

Each Director of the Company receives an annual fee of $20,000 plus $2,000 for each regular Board meeting attended, $1,000 each special or telephonic Board meeting attended and reimbursement of expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for his services in such capacity. For the fiscal year ended May 31, 2007, the Company paid or accrued for the account of its Directors as a group, for services in all capacities, a total of $178,000.

The following table provides certain information about the fees received by the Directors for their services as members of the Board for the fiscal year ended May 31, 2007:

Director	Total Compensation from the Company Paid to Directors	Total Compensation from the Company and Fund Complex Paid to Directors
Decatur H. Miller	$28,000	$62,270
Edward D. Miller, M.D.	$28,000	$62,270
John R. Murphy	$38,000	$82,270
L. White Matthews, III	$28,000	$62,270
George R. Packard, III	$28,000	$62,270
Thomas L. Owsley	$28,000	$62,270

Codes of Ethics

The Company, PCA and each Sub-Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC’s Reference Room in Washington, D.C.

Proxy Voting Policy and Procedures

The Company has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by a Fund to PCA or, if PCA has delegated portfolio management responsibilities to one or more Sub-Advisers, to the Fund’s respective Sub-Advisers. The Company has delegated proxy voting to PCA and the Sub-Advisers, as appropriate, with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. PCA and each Sub-Adviser has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and an Adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Company’s website at http://www.pncmutualfunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY AND OTHER SERVICES

Investment Adviser

PCA, with offices at Two Hopkins Plaza, Baltimore, MD, 21201, serves as investment adviser to the Funds. PCA is a wholly owned subsidiary of The PNC Financial Services Group, Inc., a bank holding company.

Subject to the general supervision and approval of the Board, PCA is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the Limited Maturity Bond, Total Return Bond, Capital Opportunities and International Equity Funds. These other Funds are managed by Sub-Advisers, each of whom is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for these Funds in accordance with investment policies and requirements established by PCA. PCA is responsible for supervising the activities of each Sub-Adviser.

In its capacity as investment adviser, PCA is entitled to advisory fees from the Funds that are calculated daily and paid monthly at annual rates, as shown in the following table.

Fund	Advisory Fee
Prime Money Market Government Money Market Tax-Exempt Money Market	0.25% of the first $1 billion of each Fund’s average daily net assets plus 0.20% of each Fund’s average daily net assets in excess of $1 billion

Limited Maturity Bond Total Return Bond	0.35% of the first $1 billion of each Fund’s average daily net assets plus 0.20% of each Fund’s average daily net assets in excess of $1 billion

Maryland Tax-Exempt Bond Tax-Exempt Limited Maturity Bond National Tax-Exempt Bond	0.50% of the first $1 billion of each Fund’s average daily net assets plus 0.25% of each Fund’s average daily net assets in excess of $1 billion

Growth & Income Equity Income Equity Growth	0.60% of the first $1 billion of each Fund’s average daily net assets plus 0.40% of each Fund’s average daily net assets in excess of $1 billion

Capital Opportunities	1.30% of the first $1 billion of the Fund’s average daily net assets plus 1.20% of the Fund’s average daily net assets in excess of $1 billion

International Equity	1.22% of the first $1 billion of the Fund’s average daily net assets plus 0.90% of the Fund’s average daily net assets in excess of $1 billion

Diversified Real Estate	0.80% of the first $1 billion of the Fund’s average daily net assets plus 0.60% of the Fund’s average daily net assets in excess of $1 billion

For the fiscal years ended May 31, 2007, May 31, 2006, and May 31, 2005, the Funds paid advisory fees, net of waivers, to PCA as follows:

Fund	2007	2006	2005
Prime Money Market	$2,122,875	$1,733,788	$1,642,585
Government Money Market	$930,208	$829,911	$893,382
Tax-Exempt Money Market	$488,268	$381,490	$454,009
Limited Maturity Bond	$343,903	$414,003	$515,981
Total Return Bond	$426,429	$391,306	$374,939
Maryland Tax-Exempt Bond	$89,050	$116,987	$126,157
Tax-Exempt Limited Maturity Bond	$167,598	$262,847	$367,495
National Tax-Exempt Bond	$233,256	$308,226	$382,431
Growth & Income	$2,628,946	$2,719,945	$2,687,160
Equity Income	$495,002	$508,955	$475,864
Equity Growth	$195,124	$153,178	$116,635
Capital Opportunities	$2,376,350	$2,370,348	$1,801,039
International Equity	$7,381,197	$5,941,031	$3,594,218

Fund	2007	2006	2005
Diversified Real Estate	$1,836,902	$1,651,395	$1,479,214

For the fiscal years ended May 31, 2007, May 31, 2006 and May 31, 2005, PCA waived advisory fees as follows:

Fund	2007	2006	2005
Prime Money Market	$250,488	$333,432	$335,168
Government Money Market	$140,552	$193,926	$176,753
Tax-Exempt Money Market	$103,299	$132,610	$132,501
Limited Maturity Bond	$108,220	$110,633	$89,344
Total Return Bond	$100,740	$99,518	$88,945
Maryland Tax-Exempt Bond	$163,073	$165,425	$168,311
Tax-Exempt Limited Maturity Bond	$193,296	$235,670	$275,783
National Tax-Exempt Bond	$223,139	$251,184	$283,079
Growth & Income	$122,408	$128,964	$118,888
Equity Income	$86,453	$63,844	$73,791
Equity Growth	$90,288	$76,882	$76,837
Capital Opportunities	$598,363	$536,496	$453,322
International Equity	$1,881,326	$1,551,013	$1,309,794
Diversified Real Estate	None	None	None

Sub-Advisers

The following table shows the Sub-Adviser for each relevant Fund.

Fund	Sub-Adviser	Principal Office
Limited Maturity Bond Total Return Bond	Boyd Watterson Asset Management, LLC (“BWAM”)	1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114

Capital Opportunities	Delaware Management Company (“Delaware”)	One Commerce Square, Philadelphia, Pennsylvania 19103

International Equity	Morgan Stanley Investment Management Limited (“MS Investment Management”)	25 Cabot Square, Canary Wharf, London E14 4QA England

International Equity	Julius Baer Investment Management LLC (“Julius Baer”)	330 Madison Avenue, New York, New York 10017

PCA has agreed to pay each Sub-Adviser fees, computed daily and paid quarterly, at the annual rates described in the following table. PCA pays these sub-advisory fees from its own assets; the fees are not an additional expense of the respective Funds. PCA and each Sub-Adviser have agreed to pay all expenses that they incur in connection with their respective activities.

Fund	Sub-Adviser	Sub-Advisory Fee
Limited Maturity	BWAM	0.20% of Fund’s average net assets up to $140,403,000; 0.30% on Fund’s average net assets greater than $140,403,000 and up to $1 billion; 0.17% of Fund’s average net assets greater than $1 billion

Total Return Bond	BWAM	0.20% of Fund’s average net assets up to $144,344,000; 0.30% of Fund’s average net assets greater than $144,344,000 and upto $1 billion; 0.17% of Fund’s average net assets greater than $1 billion

Capital Opportunities	Delaware	0.70% of Fund’s total assets up to $100 million; 0.60% of Fund’s total assets greater than $100 million and up to $250 million; 0.50% of Fund’s total assets greater than $250 million and up to $500 million; 0.45% of Fund’s total assets greater than $500 million

International Equity	MS Investment Management	0.80% of the first $25 million of the average daily net assets of the Fund managed by MS Investment Management; 0.60% of the next $25 million of such assets; 0.50% of the next $25 million of such; 0.40% of such assets in excess of $75 million

International Equity	Julius Baer	0.80% of the first $20 million of the Fund’s average daily net assets managed by Julius Baer; 0.60% of the next $20 million of such assets; 0.50% of the next $60 million of such assets; 0.40% of such assets in excess of $100 million

The following table shows the amounts that PCA has paid the Sub-Advisers for the fiscal years ended May 31, 2007, May 31, 2006 and May 31, 2005.

		2007		2006		2005
Fund	Sub-Adviser	Paid	Waived	Paid	Waived	Paid	Waived
Limited Maturity	BWAM	$73,694	$23,190	$88,715	$23,707	$110,567	$19,145
Total Return Bond	BWAM	$91,378	$21,587	$83,851	$21,325	$80,344	$19,060
Capital Opportunities	Delaware	$1,472,946	None	$1,464,478	None	$1,160,238	$55,504
International Equity	MS Investment Management	$2,243,048	None	$1,866,465	None	$1,312,892	None
International Equity	Julius Baer	$1,148,841	None	$944,822	None	$647,518	None

General Information about the Investment Advisory and Sub-Advisory Agreements

PCA provides investment advisory services pursuant to an Advisory Agreement dated July 19, 2007.

BWAM provides sub-advisory services to the Limited Maturity Bond and Total Return Bond Funds pursuant to a Sub-Advisory Agreement with PCA dated July 19, 2007. Due to a proposed change of ownership of BWAM (“Proposed Transaction”), on August 17, 2007, the Company’s Board approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement between PCA and BWAM with respect to the Funds. The Interim Sub-Advisory Agreement will become effective if the Proposed Transaction is consummated prior to shareholder approval of a New Sub-Advisory Agreement, and provides that, during the interim period, and until shareholder approval of a New Sub-Advisory Agreement, BWAM will continue to act as sub-adviser to the Funds on substantially the same terms and with the same fee structure as the current investment sub-advisory agreement. A shareholder meeting to consider approval of the New Sub-Advisory Agreement is scheduled for October 12, 2007. If the New Sub-Advisory Agreement is approved by shareholders, it will become effective on the date of its approval and will continue for two years and, if not terminated, for successive one-year terms provided its continuance is approved by the Directors of the Funds is accordance with the 1940 Act.

MS Investment Management and Julius Baer provide sub-advisory services to the International Equity Fund pursuant to separate Sub-Advisory Agreements with the Adviser dated April 27, 2001.

Until April 30, 2003, Delaware had provided sub-advisory services to the Capital Opportunities Fund pursuant to a Sub-Advisory Agreement with the Adviser dated July 5, 2000 (the “Original Delaware Agreement”). Due to an administrative lapse, the Original Delaware Agreement terminated on April 30, 2003. On August 8, 2003, the Board approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement between PCA and Delaware with respect to the Fund. The New Sub-Advisory Agreement became effective on October 10, 2003, the date that the Fund’s shareholders approved it, and was amended on September 1, 2005.

After conferring with Fund’s counsel, PCA agreed to reimburse the Fund an amount equal to the fee paid to Delaware from April 30, 2003 to October 10, 2003, the date that Fund shareholders approved the New Sub-Advisory Agreement, less Delaware’s costs for providing sub-advisory services during that period. Delaware’s costs for providing sub-advisory services during that period exceeded the advisory fees payable, therefore PCA was not required to reimburse the fund.

The Advisory Agreement and each Sub-Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Directors who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Unless sooner terminated, the Advisory Agreement with PCA will continue in effect through July 19, 2009, the Interim Sub-Advisory Agreement with respect to the Limited Maturity and Total Return Bond Funds (if the Proposed Transaction is consummated prior to shareholder approval of a New Sub-Advisory Agreement) will continue in effect until the approval or disapproval of the New Sub-Advisory Agreement (if approved by the Funds’ shareholders on October 12, 2007, the New Sub-Advisory Agreement is expected to continue in effect through October 12, 2009) and each Sub-Advisory Agreement with respect to the International Equity Fund will continue in effect until July 31, 2008. The Sub-Advisory Agreement with respect to the Capital Opportunities Fund will continue in effect through October 10, 2008. The Advisory Agreement and each Sub-Advisory Agreement may be terminated by the Company or PCA (or a Sub-Adviser in the case of a Sub-Advisory Agreement) on 60 days’ written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Company would be required, at the request of PCA, to change its name to a name not including “PNC.”

At a meeting held on May 18, 2007, the Board, including the Independent Directors, approved the continuation of the Company’s Advisory Agreement and the Sub-Advisory Agreements for the International Equity, Limited Maturity Bond and Total

Return Bond Funds for an additional one-year period. The Company’s annual report for the fiscal year ended May 31, 2007 includes a detailed discussion of the Board’s considerations in approving the continuation of these Agreements.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, how they are compensated and the dollar range of shares they own in the Fund(s) they manage.

Other Accounts Managed by Portfolio Managers. In addition to managing the Funds, each portfolio manager may have responsibility for managing other client accounts of the respective investment adviser or the investment adviser’s affiliates. For each Fund, the following table shows, the number and total asset size, rounded to the nearest million or billion, all of the other investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager as of May 31, 2007.

Growth & Income Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Kevin A. McCreadie
Other Investment Companies	1 ($52.6 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	39 ($378.1 million)	None
Mr. Daniel G. Lysik
Other Investment Companies	1 ($101.7 million)	None
Other Pooled Investment Vehicles	None	N/A
Other Accounts	114 ($937.5 million)	None

Equity Income Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Daniel G. Lysik
Other Investment Companies	1 ($471.8 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	114 ($937.5 million)	None

Equity Growth Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Kevin A. McCreadie
Other Investment Companies	1 ($471.8 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	43 ($362.1 million)	None
Mr. Kevin C. Laake
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	2 ($28.1 million)	None

Diversified Real Estate Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. David E. Ferguson
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	14 ($55.7 million)	None

Capital Opportunities Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Marshall Bassett
Other Investment Companies	20 ($3.7 billion)	None
Other Pooled Investment Vehicles	1 ($4.5 million)	None
Other Accounts	21 ($1 billion)	1 ($107.4 million)
Ms. Lori Wachs
Other Investment Companies	20 ($3.7 billion)	None
Other Pooled Investment Vehicles	1 ($4.5 million)	None
Other Accounts	11 (1.0 billion)	1 ($107.4 million)
Mr. Steve Lampe
Other Investment Companies	20 ($3.7 billion)	None
Other Pooled Investment Vehicles	1 ($4.5 million)	None
Other Accounts	11 (1.0 billion)	1 ($107.4 million)
Mr. Rudy Torrijos
Other Investment Companies	20 ($3.7 billion)	None
Other Pooled Investment Vehicles	1 ($4.5 million)	None
Other Accounts	10 (1.0 billion)	1 ($107.4 million)
Mr. Barry Gladstein
Other Investment Companies	20 ($3.7 billion)	None
Other Pooled Investment Vehicles	1 ($4.5 million)	None
Other Accounts	11 (1.0 billion)	1 ($107.4 million)
Mr. Christopher Beck
Other Investment Companies	6 ($2.6 billion)	None
Other Pooled Investment Vehicles	1 ($1.5 million)	None
Other Accounts	10 ($220.6 million)	None

International Equity Fund (Morgan Stanley)	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. William Lock, Mr. Peter Wright, Mr. Walter Riddell, Mr. Christian Derold and Mr. John Goodacre
Other Investment Companies	2 ($8.1 billion)	None
Other Pooled Investment Vehicles	4 ($12.3 billion)	None
Other Accounts	22 ($13.8 billion)	1 ($3.2 billion)

International Equity Fund (Julius Baer)	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Rudolph-Raid Younes
Other Investment Companies	9 ($36.1 billion)	None
Other Pooled Investment Vehicles	11 ($8 billion)	None
Other Accounts	77 ($17.2 billion)	3 ($1.27 billion)
Mr. Richard Pell
Other Investment Companies	9 ($36.8 billion)	None
Other Pooled Investment Vehicles	11 ($7.9 billion)	None
Other Accounts	72 ($16.7 billion)	3 ($1.27 billion)

Maryland Tax-Exempt Bond Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Stephen Winterstein *
Other Investment Companies	2 ($142.3 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	None	N/A
Mr. Adam Mackey *
Other Investment Companies	2 ($304.5 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	119 ($994 million)	N/A

National Tax-Exempt Bond Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Stephen Winterstein *
Other Investment Companies	2 ($109.8 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	None	N/A
Ms. Rebecca Rogers *
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	72 ($564 million)	N/A

Tax-Exempt Limited Maturity Bond Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Stephen Winterstein *
Other Investment Companies	2 ($132.0 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	None	N/A
Mr. Adam Mackey *
Other Investment Companies	2 ($294.2 million)	N/A
Other Pooled Investment Vehicles	None	N/A
Other Accounts	119 ($994 million)	N/A

Limited Maturity Bond Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Brian L. Gevry
Other Investment Companies	1 ($148.5 million)	None
Other Pooled Investment Vehicles	2 ($271.4 million)	None
Other Accounts	33 ($1174 million)	None
Mr. David M. Dirk
Other Investment Companies	1 ($148.5 million)	None
Other Pooled Investment Vehicles	2 ($271.4 million)	None
Other Accounts	48 ($560.9 million)	None
Mr. James R. Shirak
Other Investment Companies	1 ($148.5 million)	None
Other Pooled Investment Vehicles	3 ($290.4 million)	N/A
Other Accounts	4 ($25.1 million)	None

Total Return Bond Fund	Number of Accounts	Number of Accounts Subject to a Performance Fee
Mr. Brian L. Gevry
Other Investment Companies	1 ($125.4 million)	None
Other Pooled Investment Vehicles	2 ($271.4 million)	N/A
Other Accounts	33 ($1174 million)	N/A
Mr. David M. Dirk
Other Investment Companies	1 ($125.4 million)	None
Other Pooled Investment Vehicles	2 ($271.4 million)	None
Other Accounts	48 ($560.9 million)	None
Mr. James R. Shirak
Other Investment Companies	1 ($125.4 million)	None
Other Pooled Investment Vehicles	3 ($290.4 million)	N/A
Other Accounts	4 ($25.1 million)	None
*	On June 18, 2007 the portfolio manager assumed responsibility of the Fund. The table shows the number and total assets size, rounded to the nearest million or billion of all of the other investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager as of June 30, 2007.

In managing other investment companies, other pooled investment vehicles and other accounts, each Adviser may employ strategies similar to those employed by the Funds. As a result, portfolio managers may manage these other accounts applying the same investment strategy that may invest in the same securities as the Funds. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Adviser. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts or other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts i.e., the portfolio manager could purchase a security for an account while selling it for another account. Each Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, each Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Funds have adopted policies and procedures limiting the circumstances under which cross-trades may be effected between a Fund and another Adviser client account and each Adviser is responsible for complying with the Funds’ procedures.

All Funds. The investment activities of PCA and its affiliates (including, for these purposes, The PNC Financial Services Group, Inc. and its affiliates, directors, partners, trustees, managing members, officers and employees (collectively with PCA, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. PCA provides investment management services to other discretionary managed accounts that follow an investment program similar to that of the Funds. The affiliates are involved in a broad spectrum of financial services and asset management activities and, in the ordinary course of business, may engage in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the fixed income, equity and other markets in which the Funds directly and indirectly invest. Thus, it is possible that the Funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform services.

One or more Affiliates may engage in proprietary trading and advise accounts that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. The trading activities of these Affiliates may result in an Affiliate having positions that are adverse to those of the Funds. In addition, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the funds. In addition, the funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the funds or who engage in transactions with or for the Funds. The Funds may also make brokerage and other payments to an Affiliate in connection with the Funds’ portfolio investment transactions.

In addition, certain officers and directors of PCA are also officers or employees of PNC Bank, NA or another Affiliate. As a result, the performance by these directors and officers of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Diversified Real Estate Fund, Maryland Tax-Exempt Fund, National Tax-Exempt Fund and Tax-Exempt Limited Maturity Bond Fund. PCA may place a combined order of two or more accounts, including the Funds, in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant and will result in best execution. These are called “blocked transactions.” The ability of the accounts to participate in block transactions benefits client accounts by providing receiving reduced commission rates and certain other efficiencies. Block transactions are allocated to client accounts in a fair and equitable manner and are primarily allocated based on the number of shares ordered for each account participating in the order relative to the total size of the order. In addition, when a combined order is executed in a series of transactions at different prices on the same day, each account participating in the order may be allocated an average price obtained tram the executing broker. At times, a purchases or sales may be randomly allocated among participating accounts when the amounts involved are too small to be evenly allocated in a cast efficient manner. However, due to the limited supply of certain securities and the differing portfolio characteristics among accounts, PCA may allocate securities using a method other than pro rata, based upon pre-determined criteria. These allocations are made in the good faith judgment of PCA with a goal of ensuring that fair and equitable allocation will occur over time.

PCA may select brokers (including, without limitation, Affiliates of PCA) that furnish PCA, the Funds, other PCA client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in PCA’s view, appropriate assistance to the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; and research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other PCA client accounts, other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other PCA client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other PCA client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other PCA client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other PCA client accounts. To the extent that PCA uses soft dollars, it will not have to pay for those products and services itself. PCA may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that PCA receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by PCA.

PCA may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services PCA believes are useful in its investment decision-making process. PCA may from time to time choose not to engage in the above described arrangements to varying degrees.

PCA has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with PCA’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of PCA may have the effect of favoring the interests of other clients or businesses of other divisions or units of PCA and/or other Affiliates, provided that PCA believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures” and Appendix B to this SAI.

Capital Opportunities Fund. Delaware may place a combined order of two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant and will result in best execution. When orders are commingled for accounts engaged in the same transaction, billing and clearing functions, as well as a portion of the commission, may be allocated to a broker other than the executing broker.

Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. Delaware may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, it is the opinion of Delaware that the advantages of combined orders or random allocation based on size outweigh the possible disadvantages of separate transactions.

Where orders are commingled for several accounts engaged in the same transactions and one or more of those accounts has requested that brokerage be directed to a particular broker-dealer, only that portion of the commissions generated by the account responsible for the direction is credited in satisfaction of that account’s directions request. In some cases, the executing broker may allocate billing and clearing functions for the portion of the order relating to a client account to the broker specified by that client. The billing and clearing portion of the commission allocated to the client is then credited in satisfaction of that client’s direction request. Although Delaware attempts to satisfy client direction requests, there can be no guarantee that client direction requests will be fully satisfied.

Executions, which involve commingled orders, are primarily allocated based on the number of shares ordered for each account participating in the order relative to the total size of the order. When a combined order is executed in a series of transactions at different prices on the same day, each account participating in the order may be allocated an average price obtained from the executing broker. Purchases or sales may be randomly allocated among participating accounts when the amounts involved are too small to be evenly allocated in a cost efficient manner.

International Equity Fund. With respect to the portion of the portfolio managed by MS Investment Management, block trades are allocated to eligible client accounts in a fair and equitable manner. In general, accounts that participate in a block transaction will participate on a pro rata or other objective basis. Pro rata allocation of equity securities will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the block trade.

Generally, with respect to fixed income securities, MS Investment Management seeks to allocate partial fills on a pro rata basis. However, due to the limited supply of certain securities and the differing portfolio characteristics among accounts, MS Investment Management may allocate fixed income securities using a method other than pro rata, based upon pre-determined criteria. These allocations are made in the good faith judgment of the MS Investment Management with a goal of ensuring that fair and equitable allocation will occur over time.

Notwithstanding the foregoing, MS Investment Management may increase or decrease the amount of securities allocated to each account participating in a block trade if necessary to avoid holding odd-lot or small numbers of shares for particular clients. Additionally, if MS Investment Management is unable to fully execute a blocked transaction and MS Investment Management determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro rata basis, MS Investment Management may allocate such securities in a manner determined in good faith to be a fair allocation.

Julius Baer may engage in the practice of grouping orders for several clients for execution in a single transaction in order to achieve the benefit of lower commission rates. Julius Baer may group orders to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account and consistent with the terms of the investment management agreement with each client. Julius Baer will not aggregate transactions unless it believes that aggregation is consistent with its duty to seek best execution for its clients. When aggregating orders, no client is favored over any other client; where an aggregate order may be executed in a series of transactions at various prices, each participating client’s proportionate share of such order will reflect the average price paid or received with respect to the total order. The Funds may be disadvantaged with respect to trade allocations if the policy is not executed properly.

Limited Maturity Bond Fund and Total Return Bond Fund. BWAM seeks, but is not obligated, to bunch orders for the purchase or sale of the same security for client accounts where BWAM deems this to be appropriate, in the best interests of the client accounts, and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order on the same business day, and the transaction costs shall be shared pro rata based on each client’s participation in the bunched order. When the aggregate order size is greater than volume permits, which results in a partial execution for any given day, the trade-order management system allocates those securities in proportion to each account’s order.

When effecting bunched orders, BWAM attempts to include transactions of clients who have directed the use of a particular broker-dealer in the bunched order. In such transactions the executing broker-dealer may agree to transfer that portion of a bunched order relating to a client who has directed the use of a particular broker-dealer to the broker-dealer specified by the client. If the executing broker-dealer does not agree to make this transfer, the order for the same security on behalf of a client who has directed the use of a particular broker-dealer will be effected through the specified broker-dealer, and the cost of the transaction may be greater.

Compensation

Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Diversified Real Estate Fund, Maryland Tax-Exempt Fund, National Tax-Exempt Fund and Tax-Exempt Limited Maturity Bond Fund. PCA compensates its portfolio managers with a combination of a base salary in cash and discretionary compensation, which may be comprised of a cash bonus and stock compensation program. Portfolio managers are compensated based on the overall performance of all Funds and other accounts that they manage rather than on the basis of the individual performance of particular Funds or other accounts. A portfolio manager’s base salary is fixed and is dependent on the manager’s level of experience and expertise. The cash bonus is based on the portfolio manager’s performance results and includes a discretionary component. The performance bonus is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one- and three-year periods measured against a Fund’s primary peer group. The discretionary bonus is based on several factors, which primarily include the overall earnings of the firm and management’s subjective assessment of the portfolio manager, including but not limited to his or her contribution to the investment process, as well as the overall performance as documented in an annual performance review; client feedback; contribution to the business objectives of the firm; leadership, teamwork and management skills.

In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of The PNC Financial Services Group, Inc. under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of The PNC Financial Services Group, Inc. that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager’s performance and seniority.

Capital Opportunities Fund. Delaware compensates the Fund’s portfolio managers as described below. Portfolio managers are compensated based on the overall performance of all Funds and other accounts that they manage rather than on the basis of the individual performance or particular Funds or other accounts.

Base Salary. Each named portfolio manager receives a fixed base salary in cash. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus Salary. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the “bonus pool” for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the Fund’s performance relative to the performance of the Fund’s Lipper peer group. Performance is measured as the result of one’s standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln National Corporation’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln National Corporation. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln National Corporation’s achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation. Portfolio managers may also participate in benefit plans and programs available generally to all employees.

International Equity Fund. Julius Baer compensates the Fund’s portfolio managers as set forth in the chart below:

Portfolio Manager	Structure of Compensation	Specific Criteria	Difference in Methodology of Compensation with Other Accounts Managed (relates to the other accounts mentioned in the charts above)
Rudoph-Riad Younes	Salary Profit Sharing Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Richard Pell	Salary Profit Sharing Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

As Messrs. Younes and Pell share in the profits of Julius Baer, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where Julius Baer might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which Julius Baer receives higher investment advisory fees based on the assets under management. In order to address these potential conflicts, Julius Baer’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of Julius Baer’s clients are disadvantaged in Julius Baer’s management of accounts. Additionally, Julius Baer’s internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

International Equity Fund. MS Investment Management’s portfolio manager compensation is a combination of base salary in cash and discretionary compensation comprising a cash bonus and several deferred compensation programs described below. Portfolio managers are compensated based on the overall performance of all the Funds and other accounts that they manage rather than on the basis of the individual performance of particular Funds or other accounts.

A portfolio manager’s base salary is fixed and is based on the level of his or her position with MS Investment Management. In addition to base compensation, the portfolio managers may receive discretionary compensation which can include:

•	a cash bonus;

•

the Equity Incentive Compensation Program (EICP) which is a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	the Investment Management Deferred Compensation Plan (IMDCP) which is a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Morgan Stanley or its affiliates that is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which does not include the International Equity Fund;

•

the Select Employee’s Capital Accumulation Program (SECAP) which is a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, which does not include the International Equity Fund; and

•

the Voluntary Equity Incentive Compensation Program (VEICP) which is a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, and five-year periods measured against a fund’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•	Contribution to the business objectives of the firm;

•	The dollar amount of assets managed by the portfolio manager;

•	Market compensation survey research by independent third parties;

•	Other qualitative factors, such as contributions to client objectives; and

•

Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Limited Maturity Bond Fund and Total Return Bond Fund. BWAM compensates its portfolio managers with a combination of a base salary in cash and discretionary compensation, which may be comprised of a cash bonus and deferred stock compensation program. Portfolio managers are compensated based on the overall performance of all Funds and other accounts that they manage rather than on the basis of the individual performance of particular Funds or other accounts. A portfolio manager’s base salary is fixed and is dependent on the manager’s level of experience and expertise. The cash bonus is discretionary and can vary by portfolio management team and circumstances. The bonus is based on several factors, which primarily include the overall earnings of the firm and management’s subjective assessment of the portfolio manager, including but not limited to his or her contribution to the investment process, as well as the overall performance as documented in an annual performance review; client feedback; contribution to the business objectives of the firm; leadership, teamwork and management skills.

In addition to the compensation described above, portfolio managers may receive deferred compensation in the form of stock of The PNC Financial Services Group, Inc. under the stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of The PNC Financial Services Group, Inc. that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager’s performance and seniority.

Ownership of Fund Securities by the Portfolio Managers.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of May 31, 2007
Mr. Kevin McCreadie	Growth & Income	$10,001 to $50,000
Mr. Daniel Lysik	Growth & Income	$50,001 to $100,000
Mr. Daniel Lysik	Equity Income	$100,001 to $500,000
Mr. Kevin McCreadie	Equity Growth	$100,001 to $500,000
Mr. Kevin Laake	Equity Growth	$10,001 to $50,000
Mr. David Ferguson	Diversified Real Estate	$10,001 to $50,000
Mr. Marshall Bassett	Capital Opportunities	None
Ms. Lori Wachs	Capital Opportunities	None
Mr. Steve Lampe	Capital Opportunities	None
Mr. Rudy Torrijos	Capital Opportunities	None
Mr. Barry Gladstein	Capital Opportunities	None
Mr. Christopher S. Beck	Capital Opportunities	None
Mr. William Lock	International Equity	None
Mr. Peter Wright	International Equity	None
Mr. Walter Riddell	International Equity	None
Mr. Christian Derold	International Equity	None
Mr. John Goodacre	International Equity	None
Mr. Rudolph-Raid Younes	International Equity	None
Mr. Richard Pell	International Equity	None
Mr. Stephen Winterstein	Maryland Tax-Exempt Bond	None
Mr. Adam Mackey	Maryland Tax-Exempt Bond	None
Mr. Stephen Winterstein	National Tax-Exempt Bond	None
Ms. Rebecca Rogers	National Tax-Exempt Bond	None
Mr. Stephen Winterstein	Tax-Exempt Limited Maturity Bond	None
Mr. Adam Mackey	Tax-Exempt Limited Maturity Bond	None
Mr. Brian L. Gevry	Limited Maturity Bond	None
Mr. David M. Dirk	Limited Maturity Bond	None
Mr. James R. Shirak	Limited Maturity Bond	None
Mr. Brian L. Gevry	Total Return Bond	None
Mr. David M. Dirk	Total Return Bond	None
Mr. James R. Shirak	Total Return Bond	None

Administrator

Effective May 11, 2001, PCA, as assignee, serves as the Company’s administrator pursuant to an Administration Agreement dated as of May 28, 1993 and amended March 2, 2007 between the Company and a predecessor of PCA (the “Administration Agreement”) and generally assists in all aspects of the Company’s operation and administration. PCA has agreed to maintain office facilities for the Company, prepare reports to shareholders, coordinate federal and state returns, furnish the Company with statistical and research data, clerical and certain other services required by the Company, assist in updating the Company’s Registration Statement for filing with the SEC, and perform other administrative functions.

Pursuant to the Administration Agreement, PCA may delegate some or all of its obligations under the Agreement to another party, in which case PCA will be responsible for all compensation payable to such party and will remain liable to the Company for such party’s performance of such delegated obligations. PCA has entered into a Sub-Administration Agreement with Citi Fund Services Ohio, Inc., a wholly owned subsidiary of Citibank, N.A. (formerly known as BISYS Fund Services Ohio, Inc.), to serve as the sub-administrator for the Funds. Citi Fund Services Ohio, Inc. (“Citi”) is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The Administration Agreement provides that PCA shall not be liable for acts or omissions that do not constitute willful misfeasance, bad faith or gross negligence on the part of PCA, or reckless disregard by PCA of its duties under the Administration Agreement.

In its capacity as administrator, PCA is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.125% of the average daily net assets of each Fund.

Custodian

The Fifth Third Bank (“Fifth Third”) serves as custodian of the assets of each Fund. Pursuant to the custody agreement (the “Custody Agreement”), Fifth Third has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; and (iv) make periodic reports to the Company concerning each Fund’s operations. The custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the custodian shall remain liable for the performance of all of its duties under the Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian. Fifth Third is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

The Company has established a line of credit with Fifth Third with respect to all Funds. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum.

Distributor, Transfer and Dividend Disbursing Agent and Fund Accountant

Class A, Class C and Institutional Shares of the Funds are distributed continuously by PNC Fund Distributor, Inc. (the “Distributor”). The Distributor, an indirect wholly-owned subsidiary of Foreside Financial Group, LLC, is located at 100 Summer Street, Boston, Massachusetts 02110. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of Class A, Class C and Institutional Shares. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Fund and a CDSC upon the redemption of Class C Shares of the Fund, in each case, as described in the Prospectus and this SAI. With respect to the Institutional Shares, no compensation is payable by the Funds to the Distributor for distribution services provided.

Unless otherwise terminated, the Distribution Agreement will remain in effect until May 14, 2008, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

Citi serves as transfer and dividend disbursing agent for the Funds. Under its Transfer Agency Agreement, Citi has agreed, among other things, to (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund that are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

Citi also provides fund accounting services for the Company, including the computation of each Fund’s NAV, net income and realized capital gains, if any, and is responsible for all filings with state securities commissions in connection with the registration or qualification of the Funds’ shares (“blue sky services”).

Compensation of Administrator, Custodians, Transfer and Dividend Disbursing Agent, Fund Accountant and Blue Sky Agent

PCA, the custodian and Citi (in its capacity as fund accountant and blue sky agent) are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, Citi is entitled to receive an annual fee based on the number of Funds of the Company, plus out-of-pocket expenses. As compensation for blue sky services provided, Citi is entitled to receive an annual fee per state permit and a per check fee, plus out-of-pocket expenses.

For the fiscal years ended May 31, 2007, May 31, 2006 and May 31, 2005: (i) the Company paid fees of $4,910,884, $4,566,333, and $4,324,300, respectively, to PCA for administrative services provided to the Funds.

Expenses

Except as noted below, the Adviser bears all expenses in connection with the performance of its advisory and administrative services and each Sub-Adviser bears all expenses in connection with the performance of its sub-advisory services. The Company bears its own expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers

Expenses may be reduced by voluntary fee waivers of the advisory fees and expense reimbursements by PCA. The amount of the fee waivers may be changed at any time at the sole discretion of PCA. As to any amounts voluntarily waived or reimbursed, PCA retains the ability to be reimbursed by a Fund for such amounts prior to the fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois, 60606, served as the independent registered public accounting firm for the Company for the fiscal year ended May 31, 2007. The financial statements that are incorporated by reference into this SAI have been audited by Deloitte & Touche LLP, whose report thereon is also incorporated by reference into this SAI, and have been incorporated by reference herein in reliance on the report of such firm given upon their authority as experts in accounting and auditing.

Counsel

Kramer Levin Naftalis & Frankel LLC, 1177 Avenue of the Americas, New York, New York, 10036, serves as counsel to the Company.

BROKERAGE TRANSACTIONS

Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. The Money Market Funds paid no brokerage commissions during the fiscal years ended May 31, 2005, May 31, 2006 and May 31, 2007.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions that are generally fixed. The following table shows the brokerage commissions that were paid by the Equity Funds during the fiscal years ended May 31, 2005, May 31, 2006 and May 31, 2007.

Fund	2005	2006	2007
Growth & Income	$331,714	$659,612	$629,367
Equity Income	$62,876	$164,543	$149,494
Equity Growth	$24,170	$55,355	$56,086
International Equity	$335,769	$917,777	$940,237
Diversified Real Estate	$535,096	$157,206	$88,677
Capital Opportunities	$108,868	$419,776	$446,539

The following tables show information regarding brokerage commissions paid to affiliated persons of the Company during the fiscal years ended May 31, 2005, May 31, 2006 and May 31, 2007.

2005

Fund	Affiliated Broker(s)	Aggregate Amount	% of Aggregate Commissions	% of Aggregate Commission Transactions
International Equity	Morgan Stanley	$8,605	1.61%	0.97%

2006

Fund	Affiliated Broker(s)	Aggregate Amount	% of Aggregate Commissions	% of Aggregate Commission Transactions
International Equity	Morgan Stanley	$32,625	3.55%	2.24%

2007

Fund	Affiliated Broker(s)	Aggregate Amount	% of Aggregate Commissions	% of Aggregate Commission Transactions
International Equity	Morgan Stanley	$26,392	2.81%	2.06%

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

Securities purchased and sold by the Bond Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. No Bond Fund paid any brokerage commissions during the fiscal years ended May 31, 2005, May 31, 2006 and May 31, 2007.

The Tax-Exempt Money Market Fund and each of the Non-Money Market Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Adviser. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by PCA. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. The following table shows the aggregate amount of transactions and related commissions that the various Funds paid during the fiscal year ended May 31, 2007 related to research services provided.

Fund	Aggregate Transactions	Research Services Related Commissions
Capital Opportunities	$11,723,390.00	$443,561.50
International Equity Fund (portion sub-advised by Julius Baer)	$292,932,351.16	$4,675.67

With respect to the Money Market Funds, the Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds’ anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield that might otherwise be received by the Funds on the commercial paper. The Adviser may pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Funds’ liquidity and such an undertaking cannot otherwise be obtained.

Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with PCA, any Sub-Adviser, the Distributor or any of their “affiliated persons” (as such term is defined in the 1940 Act), except to the extent permitted by the 1940 Act or the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Funds may from time to time purchase securities issued by the Company’s “regular broker-dealers” (as defined in the 1940 Act). The following table shows the Funds’ holdings of the securities issued by their regular broker-dealers as of May 31, 2007.

Fund	Regular Broker-Dealer	Amount of Securities	Type of Security (Debt or Equity)
Diversified Real Estate	Goldman Sachs	$794,000	equity
Equity Growth	Bank of America Securities	$348,000	debt
Equity Income	Bank of America Securities LLC	$3,418,000	equity
Equity Income	Bank of America Securities LLC	$170,000	debt
Equity Income	Wachovia	$4,081,000	equity
Government Money Market	Bank of America Securities	$18,000,000	debt
Government Money Market	Wachovia	$19,000,000	debt
Government Money Market	Morgan Stanley	$18,000,000	debt
Government Money Market	Merrill Lynch	$19,000,000	debt
Government Money Market	Merrill Lynch	$275,000	equity
Government Money Market	J.P. Morgan Securities	$16,292,000	equity
Government Money Market	UBS Financial Services Inc.	$19,000,000	debt
Government Money Market	Goldman Sachs	$19,258,000	equity
Growth & Income	Morgan Stanley	$2,853,000	debt
International Equity	Wachovia	$7,047,000	debt
International Equity	Bank of America Securities	$3,932,000	debt
Limited Maturity Bond	Bank of America Securities	$976,000	debt
Limited Maturity Bond	Goldman Sachs	$1,463,000	debt
Limited Maturity Bond	J.P. Morgan Securities	$1,261,000	debt
Limited Maturity Bond	Wachovia	$3,362,000	debt
Limited Maturity Bond	Merrill Lynch	$2,450,000	debt
MD Tax-Exempt	Goldman Sachs	$1,104,000	equity
MD Tax-Exempt	J.P. Morgan Securities	$941,000	equity
National Tax-Exempt	Goldman Sachs	$95,000	equity
National Tax-Exempt	J.P. Morgan Securities	$6,000	equity
Prime Money Market	Bank of America Securities	$48,000,000	debt
Prime Money Market	Wachovia	$13,000,000	debt
Prime Money Market	Morgan Stanley	$13,000,000	debt
Prime Money Market	Morgan Stanley	$44,088,000	equity
Prime Money Market	Merrill Lynch	$13,000,000	debt
Prime Money Market	Merrill Lynch	$24,000,000	equity
Prime Money Market	J.P. Morgan Securities	$94,000	debt
Prime Money Market	UBS Financial Services Inc.	$55,000,000	debt
Prime Money Market	Goldman Sachs	$476,000	equity
Tax-Exempt Ltd Maturity	J.P. Morgan Securities	$600,000	equity
Tax-Exempt Ltd Maturity	Goldman Sachs	$534,000	equity
Tax-Exempt Money Market	J.P. Morgan Securities	$2,673,000	equity
Tax-Exempt Money Market	Goldman Sachs	$2,028,000	equity
Total Return Bond	Bank of America Securities	$2,103,000	debt
Total Return Bond	Goldman Sachs	$1,458,000	debt
Total Return Bond	J.P. Morgan Securities	$4,451,000	debt
Total Return Bond	Merrill Lynch	$1,841,000	debt

The ratings assigned by each Rating Agency represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board or the Adviser, when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

ADDITIONAL INFORMATION CONCERNING THE COMPANY’S SHARES

The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an “open-end management investment company.” The Company’s Articles of Incorporation authorize the Board to issue up to 20,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company’s Articles of Incorporation further authorize the Board to classify and reclassify any unissued shares into any number of additional classes or series of shares. The following describes the classification of the shares of the Funds that are described in this SAI:

(i) 1,200,000,000 shares are classified as Class A Common Stock (Institutional Shares), 500,000,000 shares are classified as Class A - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class A - Special Series 3 Common Stock (Class C Shares) and 500,000,000 shares are unclassified, all such shares representing interests in the Prime Money Market Fund;

(ii) 700,000,000 shares are classified as Class B Common Stock (Institutional Shares), 500,000,000 shares are classified as Class B - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class B - Special Series 3 Common Stock (Class C Shares) and 500,000,000 shares are unclassified, all such shares representing interests in the Government Money Market Fund;

(iii) 600,000,000 shares are classified as Class C Common Stock (Institutional Shares), 500,000,000 shares are classified as Class C - Special Series 1 Common Stock (Class A Shares), 500,000,000 share are classified as Class C - Special Series 3 Common Stock (Class C Shares) and 500,000,000 shares are unclassified, all such shares representing interests in the Tax-Exempt Money Market Fund;

(iv) 500,000,000 shares are classified as Class E Common Stock (Institutional Shares), 100,000,000 shares are classified as Class E - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class E - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the Growth & Income Fund;

(v) 500,000,000 shares are classified as Class F Common Stock (Institutional Shares), 100,000,000 shares are classified as Class F - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class F - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the Limited Maturity Bond Fund;

(vi) 400,000,000 shares are classified as Class G Common Stock (Institutional Shares), 100,000,000 shares are classified as Class G - Special Series 1 Common Stock (Class A Shares) and 100,000,000 shares are classified as Class G - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Maryland Tax-Exempt Bond Fund;

(vii) 400,000,000 shares are classified as Class H Common Stock (Institutional Shares), 100,000,000 shares are classified as Class H - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class H - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the International Equity Fund;

(viii) 400,000,000 shares are classified as Class J Common Stock (Institutional Shares), 100,000,000 shares are classified as Class J - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class J - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the Diversified Real Estate Fund;

(ix) 400,000,000 shares are classified as Class K Common Stock (Institutional Shares), 100,000,000 shares are classified as Class K - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class K - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the National Tax-Exempt Bond Fund;

(x) 400,000,000 shares are classified as Class L Common Stock (Institutional Shares), 100,000,000 shares are classified as Class L - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class L - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the Total Return Bond Fund;

(xi) 400,000,000 shares are classified as Class M Common Stock (Institutional Shares), 100,000,000 shares are classified as Class M - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class M - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing in the Equity Growth Fund;

(xii) 400,000,000 shares are classified as Class N Common Stock (Institutional Shares), 100,000,000 shares are classified as Class N - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class N - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all such shares representing interests in the Equity Income Fund;

(xiii) 400,000,000 shares are classified as Class O Common Stock (Institutional Shares), 100,000,000 shares are classified as Class O - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class O - Special Series 3 Common Stock and 100,000,000 shares are unclassified, all such shares representing interests in the Tax-Exempt Limited Maturity Bond Fund; and

(xiv) 400,000,000 shares are classified as Class P Common Stock (Institutional Shares), 100,000,000 shares are classified as Class P - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class P - Special Series 3 Common Stock (Class C Shares) and 100,000,000 shares are unclassified, all of such shares representing interests in the Capital Opportunities Fund.

Each series of shares in a Fund (i.e., Class A, Class C and Institutional Shares) bear pro rata the same expenses and are entitled equally to the Fund’s dividends and distributions except that each series will bear the expenses of any distribution and/or shareholder services plans applicable to such series. For example, as described below, holders of Class A Shares and holders of Class C Shares will bear the expenses of each Class’ respective Distribution and Services Plan. In addition, each series may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See “Distribution and Services Plans” below.

In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative NAVs of the Company’s respective investment portfolios, of any general assets not belonging to any particular portfolio that are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund’s payments under any distribution and/or shareholder services plan applicable to such series.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by class or series, unless otherwise required by law or permitted by the Board. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the 1940 Act or other applicable law.

Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by class or series on all matters, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company’s Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio). The Company’s Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors. The affirmative vote of a majority of the Company’s outstanding shares is required to remove a director. Meetings of the Company’s shareholders shall be called by the Board upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

The Company’s Articles of Incorporation authorize the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey a Fund’s assets to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund’s assets with the assets belonging to one or more other Funds if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem a Fund’s Shares is included in the Prospectuses. The Distributor sells the shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of the Funds’ Shares.

Purchases and Redemptions of Institutional Shares

If any portion of the Institutional Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Funds’ transfer agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to Institutional Shares purchased by money order or wire payment. During the period prior to the time the Institutional Shares are redeemed, dividends on such Institutional Shares will accrue and be payable.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said

Exchange is restricted, or during which an emergency (as determined by the SEC) exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their Institutional Shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectus, the Company may redeem Institutional Shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Institutional Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund Institutional Shares as provided in the Prospectus from time to time.

Purchases of Class A Shares and Class C Shares

General

Investments in Class A Shares of the Funds are subject to a front-end sales charge. Investments in Class C Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a “contingent deferred sales charge” or “CDSC.”

Investors should read “Characteristics of Class A Shares and Class C Shares” and “Factors to Consider When Selecting Class A Shares or Class C Shares” below before deciding which class to purchase.

The Company has established several procedures to enable different types of investors to purchase Class A Shares and Class C Shares (collectively, “Retail Shares”) of the Funds. Retail Shares may be purchased by customers of broker-dealers or other financial institutions, by individuals, corporations or other entities directly through the Company. Retail shares also may be purchased by tax-sheltered retirement plans. Purchases may take place only on days on that the New York Stock Exchange (the “NYSE”) is open for business (“Business Days”). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor’s procedures.

The Company may authorize certain brokers to accept purchase, exchange and redemption orders on behalf of the Company with respect to Class A Shares and Class C Shares of the Funds. Such brokers may be authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of the Company. In such event, the Company will be deemed to have received a purchase, exchange or redemption order when such authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Class A Shares and Class C Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds’ respective NAVs next determined after acceptance of such order, subject to the applicable sales charge.

Customers of Institutions

Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such shares will be recorded by the institution and reflected in the account statements provided to its customers. The Company’s transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of such shares. Depending on the terms of the arrangement between a particular institution and the Company’s transfer agent, confirmations of purchases and redemptions and pertinent account statements will either be sent by the Company’s transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

Applicable Sales Charge – Class A Shares

The public offering price for Class A Shares of each Fund is the sum of the NAV of the Class A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as described in the Prospectus. The appropriate reallowance to dealers will be paid by the Distributor to broker-dealer organizations that have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

As described in the Prospectus, the Class A Shares front-end sales charge may be waived in certain situations or for certain individuals, either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase.

Computation of Offering Price – Class A Shares

The following table shows the computation of the offering price per share of each Bond and Equity Fund’s Class A Shares, using each such Fund’s Class A Share NAV as of May 31, 2007 and the maximum front-end sales charge (4.25% for the Bond Funds and 4.75% with respect to the Equity Funds).

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund
NAV	$10.12	$9.57	$10.78
Sales Charge (4.25%)	$0.45	$0.42	$0.48
Offering Price	$10.57	$9.99	$11.26

	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
NAV	$9.87	$9.48
Sales Charge (4.25%)	$0.44	$0.42
Offering Price	$10.31	$9.90

	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund
NAV	$5.20	$8.36	$12.13
Sales Charge (4.75%)	$0.26	$0.42	$0.60
Offering Price	$5.46	$8.78	$12.73

	International Equity Fund	Growth & Income Fund	Diversified Real Estate Fund
NAV	$18.95	$19.44	$21.23
Sales Charge (4.75%)	$0.95	$0.97	$1.06
Offering Price	$19.90	$20.41	$22.29

Quantity Discounts

Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

In order to obtain quantity discount benefits, an investor must notify the Distributor at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor’s holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your financial institution.

Rights of Accumulation. A reduced sales charge applies to any purchase of Class A Shares of any Funds where an investor’s then current aggregate investment in Class A Shares on which a sales charge has been paid is $100,000 or more. “Aggregate investment” means the total of: (a) the dollar amount of the then current purchase of Class A Shares of a Fund; and (b) the value (based on current NAV) of previously purchased and beneficially owned Class A Shares of a Fund on which a sales charge has been paid. If, for example, an investor beneficially owns Class A Shares of one or more portfolios of the Company with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of the Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price with respect to the Equity Funds and 3.00% of the offering price with respect to the Bond Funds and Money Market Funds. Similarly, with respect to each subsequent investment, all Class A Shares of Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Class A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Class A Shares of the Funds on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

The Company’s transfer agent will hold in escrow Class A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor’s total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the Company’s transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

Reinvestment Privilege. Investors may reinvest all or any portion of their Class A Share redemption proceeds in Class A Shares of the Funds within 60 days of the redemption trade date without paying a sales load. Class A Shares so reinvested will be purchased at a price equal to the NAV next determined after the Company’s transfer agent receives a reinvestment request and payment in proper form.

Investors wishing to exercise this Privilege must submit a written reinvestment request to the Company’s transfer agent stating that the investor is eligible to use the Privilege. The reinvestment request and payment must be received within 60 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

Generally, exercising the Reinvestment Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules of the Code.

Applicable Sales Charge - Class C Shares

The public offering price for Class C Shares is the NAV of the Class C Shares purchased. Although investors pay no front-end sales charge on purchases of Class C Shares, such shares are subject to a 1.00% CDSC if they are redeemed within one year of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Class C Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class A Shares. The CDSC on Class C Shares is based on the lesser of the NAV of the Class C Shares on the redemption date or the original cost of the Class C Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor’s Class C Shares. In addition, a CDSC will not be assessed on Class C Shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class C Shares.

Exemptions from Class C CDSCs

As described in the Prospectus, certain types of redemptions may also qualify for an exemption from the CDSCs imposed on Class C Shares. In order to obtain this waiver, an investor must explain the status of his or her redemption at the time the Class C Shares are sold.

Characteristics of Retail Shares

The primary difference among Class A Shares and Class C Shares lies in their sales charge structures and distribution/servicing expenses. An investor should understand that the purpose and function of the sales charge structures and distribution/servicing arrangements for Class A Shares and Class C Shares are the same.

Class A Shares are sold at their NAV plus a front-end sales charge of up to 4.75% with respect to the Equity Funds, and up to 4.25% with respect to the Bond Funds. This front-end sales charge may be reduced or waived in some cases. See the Prospectus and “Applicable Sales Charges — Class A Shares” and “Quantity Discounts” above. Class A Shares are currently subject to ongoing distribution and servicing fees at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to its Class A Shares, comprised of up to 0.25% for distribution expenses and up to 0.25% for services, as defined by NASD.

Class C Shares of the Funds are sold at NAV without an initial sales charge. Normally, however, a 1.00% CDSC is paid if the shares are redeemed within one year of purchase. See the Prospectus and “Applicable Sales Charges - Class C Shares” above. Class C Shares of the Funds are currently subject to ongoing distribution and servicing fees at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to its Class C Shares, comprised of up to 0.75% for distribution expenses and up to 0.25% for services, as defined by NASD. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class C Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Class C Shares will have a higher expense ratio and pay lower dividends than Class A Shares for an indefinite period beginning from the date of purchase.

Factors to Consider When Selecting a Retail Share Class

Investors deciding whether to purchase Retail Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential CDSC on Class C Shares would be less than the initial sales charge (Non-Money Market Funds only) and accumulated distribution and shareholder servicing fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, to the extent that the sales charge for Class A Shares of the Non-Money Market Funds is waived or reduced by one of the methods described above, investments in Class A Shares of these Funds become more desirable.

Although Class A Shares are subject to distribution and servicing fees as described above, they are not subject to the higher distribution and servicing fees applicable to Class C Shares. For this reason, Class A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in the Funds than purchasers of Class C Shares.

As described above, purchasers of Class C Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Class C Shares. Because a Fund’s future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Class C Shares, however, would own shares that are subject to a CDSC of up to 1.00%, respectively, upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the CDSC plus the aggregate distribution and servicing fees on Class C Shares to the cost of the initial sales charge and servicing and distribution fees on Class A Shares. Over time, the expense of the annual distribution and servicing fees on the Class C Shares may equal or exceed the initial sales charge and annual servicing and distribution fees applicable to Class A Shares. For example, if NAV remains constant, the aggregate distribution and servicing fees with respect to Class C Shares of the Funds would equal or exceed the initial sales charge and aggregate servicing and distribution fees of Class A Shares approximately eight years after the purchase. Because Class C Shares are subject to higher distribution and servicing fees for an indefinite period, a holder of Class C Shares may end up paying more over time than holders of Class A Shares.

Additional Information About Redemptions

If any portion of Fund Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Funds’ transfer agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to Shares purchased by money order or wire payment. During the period prior to the time Fund Shares are redeemed, dividends on such Shares will accrue and be payable.

In addition to the situations described in the Prospectuses, the Company may redeem Fund Shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Fund Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund Shares as provided in the Prospectuses from time to time.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which an emergency (as determined by the SEC) exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their Shares upon the occurrence of any of the foregoing conditions.)

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of Shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s NAV (a “redemption in-kind”). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem Shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

NET ASSET VALUE

All Funds

The NAV of a particular Class of Shares is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative NAVs of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a series of a Fund are charged to that series. Subject to the provisions of the Company’s Articles of Incorporation, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or series thereof are conclusive.

Money Market Funds — Use of Amortized Cost Method

The Company uses the amortized cost method of valuation to value each Money Market Fund’s portfolio securities. Pursuant to this method, an instrument is initially valued at cost and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund’s portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board has also established procedures that are intended to stabilize the NAV of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the NAV of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a NAV determined by using available market quotations.

Non-Money Market Funds

The Equity Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the Nasdaq National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations (“Nasdaq”) National Market System are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values. When an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board. The Board has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by the International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, the International Equity Fund utilizes data furnished by an independent pricing service. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the closing price of the primary exchange for which the security is traded. Prices of foreign securities denominated in foreign currency shall be converted into U.S.-dollar equivalents using the daily rate of exchange at the time of NAV calculation.

The Bond Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds.

The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for September 2006 is 4.52%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of May 31, 2007.

Fund	Approximate Capital Loss Carryforward	Year of Expiration
Government Money Market	$528	2010
Tax-Exempt Money Market	$69,272	2008 through 2012
Maryland Tax-Exempt Bond	$632,295	2012 through 2014
Tax-Exempt Limited Maturity Bond	$1,708,060	2012 through 2015
Limited Maturity Bond	$2,788,389	2011 through 2015
Total Return Bond	$1,360,127	2015
Equity Growth	$22,892,057	2011 through 2012

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under Treasury Regulations, solely for purposes of Code Sections 1291 — 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses, or securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid of the preceeding taxable year, is a passive foreign investment company, will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the Tax-Exempt Funds intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund’s taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund’s tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non corporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest related dividend with respect to a Fund for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year.)

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

DISTRIBUTION AND SERVICE PLANS

The Company has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act (each a “Plan”) with respect to Class A Shares and Class C Shares of the Funds. Under each Plan, the Company (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the relevant Plan.

The Company intends to enter into servicing agreements under each Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Under the Class A Shares Plan, payments by the Company for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and payments for services, as defined by FINRA, may not exceed 0.25% (annualized) of the average daily NAV of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Under the Class C Shares Plan, payments by the Company for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of Class C Shares, as applicable, of a Fund and payments for services, as defined by FINRA, may not exceed 0.25% (annualized) of the average daily NAV of a Fund’s outstanding Class C Shares, as applicable, that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Under the Plan, investors in the Class A and C Shares may distribution fees and service fees to affiliates of The PNC Financial Services Group, Inc., including PNC Investments for distribution and sales support services.

Payments for distribution expenses under the Plans are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by” the Company. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the Plans, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plans provide that they may not be amended to increase materially the costs that Class A Shares or Class C Shares of a Fund may bear for distribution pursuant to the respective Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the directors who are neither “interested persons” (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plans or in any related agreements (the “12b-1 Directors”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and holders of Retail Shares. The Plans are subject to annual reapproval by a majority of the 12b-1 Directors and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares or Class C Shares, as applicable, of the Fund involved. Any agreement entered into pursuant to the Plans with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares or Class C Shares, as applicable, of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plans are in effect, the nomination of candidates to serve as Independent Directors must be committed to the discretion of the 12b-1 Directors.

The following tables show the payments that the Funds made pursuant to the Plans, and the purposes of these payments, for the fiscal year ended May 31, 2007. All such payments consisted of compensation to the distributor.

Class A Plan

Fund	Aggregate Payment
Prime Money Market	$762,487
Government Money Market	$6,355
Tax-Exempt Money Market	$25,061
Limited Maturity Bond	$18,702
Total Return Bond	$5,335
Maryland Tax-Exempt Bond	$4,990
Tax-Exempt Limited Maturity Bond	$4,258
National Tax-Exempt Bond	$3,916
Growth & Income	$43,504
Equity Income	$4,848
Equity Growth	$3,035
Capital Opportunities	$9,714
International Equity	$23,013
Diversified Real Estate	$16,604

Class C Plan

Fund	Aggregate Payment
Prime Money Market	$4,136
Government Money Market	$13
Tax-Exempt Money Market	$15
Limited Maturity Bond	$7,677
Total Return Bond	$3,318
Maryland Tax-Exempt Bond	$1,310
Tax-Exempt Limited Maturity Bond	$1,063
National Tax-Exempt Bond	$1,249
Growth & Income	$21,608
Equity Income	$416
Equity Growth	$189
Capital Opportunities	$4,767
International Equity	$6,697
Diversified Real Estate	$7,603

PERFORMANCE INFORMATION

Each series of shares in a Fund (i.e., Retail and Institutional Shares) bear pro rata the same expenses and are entitled equally to the Fund’s dividends and distributions except that each series will bear the expenses of any distribution and/or shareholder services plans applicable to such series. In addition, each series will have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance.

Money Market Funds

The “yield” and “effective yield” of each Money Market Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund’s unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

In addition, the Tax-Exempt Money Market Fund may quote its standardized “tax-equivalent yield,” which is computed by: (a) dividing the portion of the Tax-Exempt Money Market Fund’s yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

The “monthly yield” of each Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund’s unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

The Money Market Funds may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner that is similar to those computations described.

A Money Market Fund’s quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds

Yield Calculations. From time to time the Non-Money Market Funds may quote their yields in advertisements, sales literature or in reports to shareholders. The yield for a Fund is calculated by dividing the net investment income per share (as described below) earned during a 30-day period by its NAV on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period in the Fund is based on the average daily number of shares outstanding in the Fund during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Where:	a = dividends and interest earned during the period.

  b =   expenses accrued for the period (net of reimbursements).

  c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d =   net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds calculate interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the NAV (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Tax-Exempt Limited Maturity Bond Fund’s and National Tax-Exempt Bond Fund’s “tax-equivalent” yield is computed by (a) dividing the portion of a Fund’s yield that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of such yield that is not exempt from federal income tax. The Maryland Tax-Exempt Bond Fund’s “tax-equivalent” yield is computed by (a) dividing the portion of the Fund’s yield that is exempt from both federal and Maryland state income taxes by one minus a stated combined federal and Maryland state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from federal income tax.

Total Return Calculations. The Non-Money Market Funds compute their average annual total returns (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

	P(1+T)[n] =	ERV
Where:	T =	average annual total return.

	ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P =	hypothetical initial payment of $1,000.

	n =	period covered by the computation, expressed in terms of years.

The Non-Money Market Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are provided below and are also included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit that increases returns.

Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Hypothetical Performance Information

In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund or National Tax Exempt Bond Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 1.00% to 3.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund or National Tax-Exempt Bond Fund, which may be higher or lower than those shown. A

Fund’s yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.

For the Tax-Exempt Money Market, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds:

		Federal Marginal Tax Rate	Table-Exempt Yields
Taxable Income	Joint Return		1.00%	1.50%	2.00%	2.50%	3.00%	3.50%
Single Return	Joint Return		Equivalent Taxable Yields
$0-$7,550	$0-$15,100	10%	1.11%	1.67%	2.22%	2.78%	3.33%	3.89%
$7,550-$30,650	$15,100-$61,300	15%	1.18%	1.76%	2.35%	2.94%	3.53%	4.12%
$30,650-$74,200	$61,300-$123,700	25%	1.33%	2.00%	2.67%	3.33%	4.00%	4.67%
$74,200-154,800	$123,700-$188,450	28%	1.39%	2.08%	2.78%	3.47%	4.17%	4.86%
$154,800-$336,550	$188,450-$336,550	33%	1.49%	2.24%	2.99%	3.73%	4.48%	5.22%
$336,550 and over	$336,550 and over	35%	1.54%	2.31%	3.08%	3.85%	4.62%	5.38%

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yields. A Fund’s yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2006 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions that will apply to certain higher income taxpayers.

For the Maryland Tax-Exempt Bond Fund:

		Combined Maryland And Federal Marginal Tax Rate	Table-Exempt Yields
Taxable Income			1.00%	1.50%	2.00%	2.50%	3.00%	3.50%
Single Return	Joint Return		Equivalent Taxable Yields
$0-$7,550	$0-$15,100	16.41%	1.20%	1.79%	2.39%	2.99%	3.59%	4.19%
$7,550-$30,650	$15,100-$61,300	21.06%	1.27%	1.90%	2.53%	3.17%	3.80%	4.43%
$30,650-$74,200	$61,300-$123,700	30.34%	1.43%	2.15%	2.87%	3.58%	4.30%	5.01%
$74,200-154,800	$123,700-$188,450	33.13%	1.49%	2.24%	2.98%	3.73%	4.48%	5.22%
$154,800-$336,550	$188,450-$336,500	37.77%	1.60%	2.41%	3.21%	4.01%	4.81%	5.61%
$336,550 and over	$336,500 and over	39.63%	1.65%	2.47%	3.30%	4.12%	4.95%	5.77%

The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. The Fund’s yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2006 federal marginal tax rates, and assume a federal tax benefit for state and local taxes. For 2006, the Maryland maximum state tax rate is 4.75%. The 2006 tax rates for Maryland counties vary from 1.25% to 3.20%. In the rate table, the tax rate for all Maryland counties is assumed to be 2.375% (one-half of the Maryland state income tax rate, which is less than the actual county tax rate in all Maryland counties except for Talbot and Worchester counties). The Maryland state income tax brackets (which phase out at $3000 of taxable income) are ignored for purposes of the table. The table does not reflect the phase out of personal exemptions and itemized deductions that will apply to certain higher income taxpayers.

Distribution Rates

The Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending NAV, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses.

Performance Comparisons

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund’s yield may be compared to the iMoneyNet Money Fund Average, which is an average compiled by iMoneyNet’s MONEY FUND REPORT®, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. total return and yield data as reported in national financial publications or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc. The following table shows the particular indices with which the Funds may be compared.

Fund	Index
Non-Money Market Funds	Consumer Price Index

Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds

Standard & Poor’s 500 Index, an index of unmanaged groups of common stocks

Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE

Russell 1000® Value Index

Russell 1000® Growth Index

Russell 2000® Index

Fund	Index
Limited Maturity Bond and Total Return Bond Funds	Salomon Brothers Broad Investment Grade Bond Index Lehman Brothers Government/Credit Bond Index Lehman Brothers Aggregate Bond Index Merrill Lynch 1-5 Year Government/Corporate Index

Tax-Exempt Funds	Lehman Brothers Municipal Bond Index Lehman Brothers Mutual Fund Short-Term Index Lehman Brothers Quality Intermediate Index

International Equity Fund	Morgan Stanley Capital International (“MSCI”) All Country World Free ex-U.S. Index

Diversified Real Estate Fund

FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REIT Index, an unmanaged index of all tax-qualified REITs listed on the NYSE, the American Stock Exchange and the Nasdaq system, that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate

Morgan Stanley REIT Index, an unmanaged index of all publicly traded equity REITs (except health care REITs) that have total market capitalizations of at least $100 million and are considered liquid

From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

Shareholder Ownership.

On September 17, 2007, PNC Bank, N.A., which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, owned a majority of the outstanding shares of each of the Company’s funds (as set forth in the chart below). PNC Bank is a national bank organized under the laws of the United States. PNC Bank is a wholly-owned subsidiary The PNC Financial Services Group, Inc., a publicly-held financial holding company.

The name, address and percentage ownership of each person that on September 17, 2007, owned of record or beneficially 5% or more of the outstanding shares of a Fund is set forth below:

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

Capital Opportunities Fund: Class A	Pershing LLC Jersey City, NJ		38.35%

Capital Opportunities Fund: Class C	Joan H. Gajda Pasadena, MD	9.11%

Capital Opportunities Fund: Class C	Rupert Lily Randallstown, MD	5.42%

Capital Opportunities Fund: Class I	Saxon Co Philadelphia, PA		98.71%

Diversified Real Estate Fund: Class A	Pershing LLC Jersey City, NJ		39.09%

Diversified Real Estate Fund: Class C	Christine C Wentworth Aiken, SC	19.57%

Diversified Real Estate Fund: Class C	Joseph A. Smith Glenwood, MD	15.94%

Diversified Real Estate Fund: Class C	Rupert Lily Randallstown, MD 21133	5.78%

Diversified Real Estate Fund: Class C	W Bradley Anderson Easton, MD	5.74%

Diversified Real Estate Fund: Class C	Michael H Gurewitz Plymouth, MN	5.43%

Diversified Real Estate Fund: Class I	Saxon Co Philadelphia, PA		93.35%

Equity Growth Fund: Class A	Pershing LLC Jersey City, NJ		49.04%

Equity Growth Fund: Class A	David Griffith Belleville, IL	11.34%

Equity Growth Fund: Class A	Thomas L Owsley Arlington, VA	10.80%

Equity Growth Fund: Class C	Michele A. Nelson Robert A. Nelson C/O Shelly Cakes & Collectibles Westminster, MD	29.67%

Equity Growth Fund: Class C	Barbara A. Haddaway Neavitt, MD	28.09%

Equity Growth Fund: Class C	Timothy D. Reuter Brooklandville, MD	36.06%

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

Equity Growth Fund: Class C	Francine Ann Callahan Kevin Louis Callahan Hockessin, DE	6.19%

Equity Growth Fund: Class I	Saxon Co Philadelphia, PA		97.17%

Equity Income Fund: Class A	Pershing LLC Jersey City, NJ		69.01%

Equity Income Fund: Class A	David Brink Jane Brink New Hope, PA	6.07%

Equity Income Fund: Class C	Joseph A. Smith Glenwood, MD	62.10%

Equity Income Fund: Class C	Barbara A. Haddaway Nevitt, MD	15.17%

Equity Income Fund: Class C	Charlotte G Marchal Annandale, VA	15.33%

Equity Income Fund: Class I	Saxon Co Philadelphia, PA		95.80%

Government Money Market Fund: Class A	Pershing LLC Jersey City, NJ		70.48%

Government Money Market Fund: Class A	George C. McCully Christine McCully Arnold, MD	29.36%

Government Money Market Fund: Class C	PNC Capital Advisors, Inc. Baltimore, MD	100.00%

Government Money Market Fund: Class I	Saxon Co. Philadelphia, PA		98.53%

Growth & Income Fund: Class A	Pershing LLC Jersey City, NJ		33.75%

Growth & Income Fund: Class A	Robert W Trever Easton, MD	6.04%

Growth & Income Fund: Class C	Joan H Gajda Pasadena, MD	7.67%

Growth & Income Fund: Class C	James Linton Mt. Airy, MD	6.21%

Growth & Income Fund: Class C	Rupert Lily Randallstown, MD	5.50%

Growth & Income Fund: Class C	Carol L Lange Trappe, MD	5.08%

Growth & Income Fund: Class I	Saxon Co Philadelphia, PA		86.95%

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

International Equity Fund: Class A	Pershing LLC Jersey City, NJ		61.28%

International Equity Fund: Class C	Joan H Gajda Pasadena, MD	12.25%

International Equity Fund: Class C	Michael J Cirincione Baltimore, MD	6.90%

International Equity Fund: Class C	James Linton Mt. Airy, MD	6.49%

International Equity Fund: Class C	Joseph A Smith Glenwood, MD	18.66%

International Equity Fund: Class I	Saxon Co Philadelphia, PA		94.93%

Limited Maturity Bond Fund: Class A	Robert W Trever Easton, MD	27.11%

Limited Maturity Bond Fund: Class A	Pershing LLC Jersey City, NJ		13.37%

Limited Maturity Bond Fund: Class A	Katherine A Reed Philadelphia, PA	6.87%

Limited Maturity Bond Fund: Class A	Arnold F Lavenstein Chevy Chase, MD	5.97%

Limited Maturity Bond Fund: Class A	Howard M White Ellicott City, MD	5.36%

Limited Maturity Bond Fund: Class C	Rupert Lily Randallstown, MD	18.02%

Limited Maturity Bond Fund: Class C	Carol L Lange Trappe, MD	6.00%

Limited Maturity Bond Fund: Class C	John E Mays Jane C Mays Parkton, MD	5.82%

Limited Maturity Bond Fund: Class C	Deborah J Harris Owings Mills, MD	5.66%

Limited Maturity Bond Fund: Class I	Saxon Co Philadelphia, PA		92.55%

Maryland Tax-Exempt Bond Fund: Class A	Pershing LLC Jersey City, NJ		16.87%

Maryland Tax-Exempt Bond Fund: Class A	Richard O Berndt Baltimore, MD	13.77%

Maryland Tax-Exempt Bond Fund: Class A	Robert S Berndt C/O Richard O Berndt Baltimore, MD	13.43%

Maryland Tax-Exempt Bond Fund: Class A	Norman E Shipley Hampstead, MD	12.50%

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

Maryland Tax-Exempt Bond Fund: Class A	Milton Moss Tatyana J Moss Silver Spring, MD	8.36%

Maryland Tax-Exempt Bond Fund: Class A	Eleanor B Turner Benjamin M Turner Timonium, MD	6.14%

Maryland Tax-Exempt Bond Fund: Class A	Eleanor B Turner Benjamin M Turner Timonium, MD	6.14%

Maryland Tax-Exempt Bond Fund: Class A	Alda S Lily Rupert Lily Randallstown, MD	6.09%

Maryland Tax-Exempt Bond Fund: Class A	Gloria I Gilbert Leslie E Gilbert Silver Spring, MD	5.20%

Maryland Tax-Exempt Bond Fund: Class C	Joseph A Smith Glenwood, MD	90.76%

Maryland Tax-Exempt Bond Fund: Class C	Adam J Lockard Donna B Lockard Woodbine, MD	8.26%

Maryland Tax-Exempt Bond Fund: Class I	Saxon Co Philadelphia, PA		84.77%

National Tax-Exempt Bond Fund: Class A	Pershing LLC Jersey City, NJ		61.61%

National Tax-Exempt Bond Fund: Class A	David W Brink Jane S Brink New Hope, PA	5.99%

National Tax-Exempt Bond Fund: Class A	Roger Lee Katzenberg Pikesville, MD	5.02%

National Tax-Exempt Bond Fund: Class C	Joseph A Smith Glenwood, MD	97.55%

National Tax-Exempt Bond Fund: Class I	Saxon Co Philadelphia, PA		98.77%

Prime Money Market Fund: Class A	Pershing LLC Jersey City, NJ		99.81%

Prime Money Market Fund: Class C	W Bradley Anderson Easton, MD	13.98%

Prime Money Market Fund: Class C	PNC Bank, N.A. Baltimore, MD		5.67%

Prime Money Market Fund: Class C	Eveline Hyman Baltimore, MD	50.60%

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

Prime Money Market Fund: Class I	Saxon Co Philadelphia, PA		94.10%

Prime Money Market Fund: Class I	PNC Bank, N.A. Baltimore, MD		5.46%

Tax-Exempt Limited Maturity Bond Fund: Class A	Pershing LLC Jersey City, NJ		59.32%

Tax-Exempt Limited Maturity Bond Fund: Class A	Milton Moss Tatyana J Moss Silver Spring, MD	8.25%

Tax-Exempt Limited Maturity Bond Fund: Class A	Charles H Garrett Nancy V Garrett Westminster, MD	5.83%

Tax-Exempt Limited Maturity Bond Fund: Class A	Erin A Naylor Dukes Cockeysville, MD	5.61%

Tax-Exempt Limited Maturity Bond Fund: Class C	Joseph A Smith Glenwood, MD	70.90%

Tax-Exempt Limited Maturity Bond Fund: Class C	Nan M Newman Laurel, MD	22.51%

Tax-Exempt Limited Maturity Bond Fund: Class C	Valerie W Foy Baltimore, MD	6.59%

Tax-Exempt Limited Maturity Bond Fund: Class I	Saxon Co Philadelphia, PA		97.77%

Tax-Exempt Money Fund: Class A	Pershing LLC Jersey City, NJ		93.90%

Tax-Exempt Money Fund: Class C	PNC Capital Advisors, Inc. Baltimore, MD	63.61%

Tax-Exempt Money Fund: Class C	Valerie W Foy Baltimore, MD	36.39%

Tax-Exempt Money Fund: Class I	Saxon Co Philadelphia, PA		99.88%

Total Return Bond Fund: Class A	Pershing LLC Jersey City, NJ		57.97%

Total Return Bond Fund: Class A	Howard M White Ellicott City, MD	7.13%

Total Return Bond Fund: Class C	Deborah J Harris Owings Mills, MD	8.87%

Total Return Bond Fund: Class C	Barbara A Haddaway Neavitt, MD	7.71%

Total Return Bond Fund: Class C	James Linton Mount Airy, MD	10.73%

Fund	Name and Address	Percentage Owned Beneficially	Percent Owned of Record

Total Return Bond Fund: Class C	Joan H Gajda Pasadena, MD	6.67%

Total Return Bond Fund: Class C	Carol L Lange Trappe, MD	6.43%

Total Return Bond Fund: Class C	John E Mays Jane C Mays Parkton, MD	6.20%

Total Return Bond Fund: Class C	Nan M Newman Laurel, MD	5.84%

Total Return Bond Fund: Class I	Saxon Co Philadelphia, PA		96.05%

If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm, contained in the Funds’ Annual Report to Shareholders for the fiscal year ended May 31, 2007 (the “Annual Report”) are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing PNC Funds, Inc., c/o Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

APPENDIX A

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

PNC Funds, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of PNC Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the “Securities”) held by certain of the Company’s investment portfolios (“Funds”):

Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to Securities held by the Funds to PNC Capital Advisors, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract.2

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a “Sub-Adviser”) retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

[1]	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
[2]

As the Adviser and PNC Fund Distributor, Inc. (the “Distributor”) , the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between the Distributor and the Funds’ shareholders from the proxy voting process.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

Review of Adviser Proxy Voting Procedures. The Adviser and respective Sub-Adviser(s) with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser or Sub-Adviser have identified as involving a conflict of interest,3 the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved.

Revocation

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

. The Company shall include in its registration statement:

A description of this policy and of the policies and procedures used by the Adviser or by a Sub-Adviser to determine how to vote proxies relating to Securities;4 and

[3]

As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s or Sub-Adviser’s independence of judgement and action with respect to the voting of the proxy.

[4]	This disclosure shall be included in the amendment to the Funds’ registration statement next filed after July 1, 2003.

A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.5

– The Company shall include in its Annual and Semi-Annual Reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.6

A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.7

Review of Policy

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: May 9, 2003

Adopted July 2003

As Amended January 2005

As Amended September 2007

PNC Capital Advisors, Inc.

Proxy Voting Policy and Procedures

I. General Policy

It is the policy of PNC Capital Advisors, Inc. (“PCA”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom PNC Capital Advisors, Inc. provide discretionary investment management services and have authority to vote their proxies.

[5]	This disclosure shall be included in the amendment to the Funds’ registration statement next filed after August 31, 2004.
[6]	This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.
[7]	This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

PCA may vote proxies as part of its authority to manage, acquire and dispose of account assets. PCA will not vote proxies if the advisory agreement does not provide for PCA to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, PCA’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, PCA will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, PCA may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide PCA with a statement of proxy voting policy. In these situations, PCA will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of PCA.

II. Procedures for Voting Proxies

These procedures are adopted by the Investment Policy and Strategy Committee pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.8

To assist PCA in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, PCA’s parent company, PNC Bank, National Association (“PNC Bank”) has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

Both ISS and the client’s custodian monitor corporate events for PCA. In some instances, PNC Bank may also serve as the custodian. For those accounts for which it has proxy-voting authority, PCA will, if PNC Bank is not the custodian to the client, give direction to the client’s outside custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to PCA. In addition, appropriate PCA personnel will notify Operations staff of any changes to existing client accounts with respect to proxy voting obligations. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted PCA client account proxies.

[8]	Including Rule 206(4)-6 under the Investment Advisers Act of 1940.

A. Evaluation and Voting

1. The Proxy Committee shall designate one or more employees of PCA (each a “designated employee”) to review each proxy received by PCA for which PCA has the responsibility to vote and to ensure that all proxies are voted according to PCA’s guidelines.

PCA’s voting actions shall generally follow the recommendations of ISS set forth in its Proxy Voting Guideline, attached as Schedule B, except where ISS recommends voting against director nominees who are currently officers or directors of affiliates of PCA and its ultimate parent company, The PNC Financial Services Group, Inc. (“PNC”).

2. In the event that PCA does not follow the ISS Proxy Voting Guideline recommendations or instances where ISS does not provide a recommendation, then a designated employee will maintain written record with respect to each proxy setting out:

a.	The issues presented in the proxy materials;

b.	The interests of PCA and its affiliates, if any, in those issues;

c.	The recommendations of ISS, if any;

d.	How the proxy will be voted through ISS’s proxy services; and

e.	If applicable, why the proxy was voted contrary to ISS recommendations.

The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted. The Proxy Committee may consult with members of the Investment Policy and Strategy Committee for direction as to the voting of the proxy.

3. In cases where a client has asked PCA for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

a.	Endorse the memorandum for delivery to the client;

b.	Return the memorandum for further consideration; or

c. In the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Investment Policy and Strategy Committee for direction with respect to the advice PCA should provide to the client with respect to the proxy.

B. Conflicts of Interest

1. PCA will maintain a list of those companies which issue publicly-traded securities and with which affiliates of PCA and its ultimate parent company, PNC, have such a relationship that proxies presented with respect to those companies may, or may be perceived to, give rise to a conflict of interest between PCA and its clients.

The term “conflict of interest” refers to a situation in which affiliates of PCA and PNC, have a financial interest in a matter presented by a proxy other than the obligation PCA incurs as investment adviser and any other client which may compromise PCA’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

a.	Companies affiliated with directors of PCA, PNC or their affiliates;

b.	Companies affiliated with officers of PCA, PNC or their affiliates; and

c. Companies that maintain significant business relationships with PCA or PNC or their affiliates, or with which PCA or PNC or their affiliate are actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, PCA’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

2. If it is appropriate to do so, the Proxy Committee will follow the ISS Proxy Voting Guidelines recommendation when a potential of conflict of interest exists in order to act in the best interests of PCA’s clients and account beneficiaries. In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

3. All votes submitted by PCA on behalf of its clients shall not be biased in any way by other clients of PCA. For example, the fact that XYZ Corporation is a client of PCA does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

C. Reporting and Disclosure for PNC Capital Advisors, Inc.

Once each year, PCA shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that PCA has identified as involving a conflict of interest, PCA shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

PCA shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. PCA shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

D. Annual Review of Proxy Voting and Recording Service Providers

1. The Proxy Committee shall annually review the services provided by ISS and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA. The Proxy Committee shall conduct such review with a view to determining whether each proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients. Among the actions which the Proxy Committee may undertake in making such an assessment are:

a. Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b. Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

c. Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2. No less than annually, the Proxy Committee shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures. In cases where the Proxy Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Proxy Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

E. Recordkeeping

1. PCA shall retain records relating to the voting of proxies, including:

a. A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b. A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts.

c. A record of each vote cast by PCA on behalf of a client.

d. A copy of each written client request for information on how PCA voted proxies on behalf of the client account, and a copy of any written response by PCA to the client account.

e. A copy of any document prepared by PCA that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2. PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements. PCA shall also maintain at ISS records of proxy votes cast by PCA. PCA shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

3. These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PCA.

Proxy Voting Policies and Procedures

Introduction	Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an “Adviser”, and together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

•         To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT:

(i) one representative from the legal department;

(ii) one representative from the compliance department;

(iii) one representative from the client services department; and

(iv) two representatives from the portfolio management department..

The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

•         One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

Continued on next page B-10

Proxy Voting Policies and Procedures, Continued

Procedures for Voting Proxies (continued)

•         In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation. Both ISS and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.

•         After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client’s guidelines to ISS who will follow the steps above to vote the client’s proxies pursuant to the client’s guidelines.

•         The Committee is responsible for overseeing ISS’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.

•         The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

Continued on next page B-11

Proxy Voting Policies and Procedures, Continued

Company Management Recommendations	When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

•         As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

•         Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

•         In the limited instances where DMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by DMBT.

Continued on next page B-12

Proxy Voting Policies and Procedures, Continued

Availability of Proxy Voting Information and Record Keeping

•         Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

•         DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

Proxy Voting Guidelines	The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities and by the types of issues that could potentially be brought up in a proxy statement:

Continued on next page B-13

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues

Operational Items

Adjourn Meeting	• Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•         Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business”

Amend Quorum Requirements	Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name	Generally vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

•         Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•         Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Continued on next page B-14

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Operational Items

Auditor Indemnification and Limitation of Liability	Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

• The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

• Motivation and rationale for establishing the agreements;

• Quality of disclosure; and

• Historical practices in the audit area.

Generally WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification	• Generally vote for proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent Fees for non-audit services are excessive, or

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

• Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•         Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of audit committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business	Generally vote AGAINST proposals to approve other business when it appears as voting item.

Continued on next page B-15

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Voting on Director Nominees in Uncontested Elections	Votes CASE-BY-CASE on director nominees examining but not limited to the following factors:

• Composition of the board and key board committees;

• Attendance at board and committee meetings;

• Corporate governance provisions and takeover activity;

• Disclosures under Section 404 of Sarbanes-Oxley Act;

• Long-term company performance relative to a market and peer index;

• Extent of the directors’ investment in the company;

• Existence of related party transactions;

• Whether the chairman is also serving as CEO;

• Whether a retired CEO sits on the board

• Number of outside boards at which a director serves;

• Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

Generally WITHHOLD from individual directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

• Sit on more than six public company boards

• Are CEOs of public companies who sit on boards of more than two public companies besides their own – withhold only at their outside boards.

Continued on next page B-16

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)	Generally WITHHOLD from the entire board of directors (except from new nominees, who should be considered on a CASE BY CASE basis) if:

•         The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

• The company’s poison pill has a dead-hand or modified dead-hand feature. Generally withhold every year until this feature is removed:

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet received a withhold recommendation for this issue;

• The board failed to act on a shareholder proposal that received approval of the majority of shares outstanding the previous year;

• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

• The company is a Russell 3000 company that has underperformed its industry group (GICS group) under certain company performance measurement criteria.

Continued on next page B-17

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)	Generally WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

• The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
• The full board is less than majority independent.
Generally WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

•         A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

•         There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Continued on next page B-18

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)	Generally WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has backdated options (see details on this subject that follow);

•         The company has poor compensation practices, practices (see details on this subject that follow). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Generally WITHHOLD from directors, individually or the entire board for egregious actions or failure to replace management as appropriate.

Age Limits	• Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size	• Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.
• Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board	• Generally vote AGAINST proposals to classify the board.
• Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

Continued on next page B-19

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Cumulative Voting	• Generally vote AGAINST proposals to eliminate cumulative voting.

• Generally vote FOR proposals to restore or provide cumulative voting unless the company meets all of the following criteria:

• Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

✓ Annually elected board;

✓ Two-thirds of the board composed of independent directors;

✓ Nominating committee composed solely of independent directors;

✓ Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

✓ Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

✓ Absence of superior voting rights for one or more classes of stock;

✓ Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

✓      The company has not under-performed both its appropriate industry peers and index on both a one-year and three-year total shareholder return basis, unless there has been a change in the CEO position within the last three years and;

✓ No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

Continued on next page B-20

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
• Generally vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•         Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•         Generally Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

• Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

✓ If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

✓ If only the director’s legal expenses would be covered.

Continued on next page B-21

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Establish/Amend Nominee Qualifications

•         Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

• Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/ Removal of Directors	• Generally vote AGAINST proposals that provide that directors may be removed only for cause.
• Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

• Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

• Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Continued on next page B-22

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Independent Chair (Separate Chair/ CEO)	Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should generally include all of the following:

•         Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director); however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

✓ Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

✓ Serves as liaison between the chairman and the independent directors,

✓ Approves information sent to the board,

✓ Approves meeting agendas for the board,

✓ Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

✓ Has the authority to call meetings of the independent directors,

✓ If requested by major shareholders, ensures that he is available for consultation and direct communication;

• Two-thirds independent board

• All-independent key committees

• Established governance guidelines

•         The company should not have underperformed both its appropriate industry peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the Chairman/CEO position within that time;

• The company does not have any problematic governance issues.

Continued on next page B-23

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Majority of Independent Directors/Establishment of Committees

•         Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outside.

•         Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

•         Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

•         Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Continued on next page B-24

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Office of the Board

•         Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

✓ Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

✓ Effectively disclosed information with respect to this structure to its shareholders;

✓ Company has not ignored majority supported shareholder proposals or a majority withhold vote on a director nominee; and

✓ The company has an independent chairman or a lead/presiding director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Continued on next page B-25

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Board of Directors

Open Access	Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm).

Stock Ownership Requirements

•         Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

•         Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits	Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Continued on next page B-26

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Proxy Contests

Voting for Director Nominees in Contested Elections	• Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses	Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, generally vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

•         Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

• Generally vote FOR management proposals to adopt confidential voting.

Continued on next page B-27

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/ Nominations	Votes CASE by CASE on advance notice proposals supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent	• Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
• Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

•         Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

✓ Shareholders have approved the adoption of the plan; or

✓      The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, generally vote AGAINST the proposal. If these conditions are not met, generally vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Continued on next page B-28

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Anti-Takeover Defenses and Voting Related Issues

Poison Pills (Continued)	• Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

✓ No lower than a 20% trigger, flip-in or flip-over;

✓ A term of no more than three years;

✓ No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

✓      Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent	• Generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

• Generally vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings	• Generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

• Generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements	• Generally vote AGAINST proposals to require a supermajority shareholder vote.
• Generally vote FOR proposals to lower supermajority vote requirements.

Continued on next page B-29

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mergers and Corporate Restructurings

Overall Approach	For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors generally including:

•         Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•         Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•         Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•         Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•         Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Continued on next page B-30

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mergers and Corporate Restructurings

Appraisal Rights	Generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

• Purchase price

• Fairness opinion

• Financial and strategic benefits

• How the deal was negotiated

• Conflicts of interest

• Other alternatives for the business

• Non-completion risk

Asset Sales	Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

• Impact on the balance sheet/working capital

• Potential elimination of diseconomies

• Anticipated financial and operating benefits

• Anticipated use of funds

• Value received for the asset

• Fairness opinion

• How the deal was negotiated

• Conflicts of interest.

Bundled Proposals	Review on a CASE-BY-CASE basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

Continued on next page B-31

Proxy Voting Policies and Procedures, Continued

Proxy Voting Guidelines (continued)

Mergers and Corporate Restructurings

Conversion of Securities

•         Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

• Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

✓ Dilution to existing shareholders’ position
✓ Terms of the offer
✓ Financial issues
✓ Management’s efforts to pursue other alternatives
✓ Control issues
✓ Conflicts of interest.

• Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company	• Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

✓ The reasons for the change

✓ Any financial or tax benefits

✓ Regulatory benefits

✓ Increases in capital structure

✓ Changes to the articles of incorporation or bylaws of the company.

• Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

• Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

• Adverse changes in shareholder rights

Continued on next page B-32

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mergers and Corporate Restructurings

Going Private Transactions (LBOs, Minority Squeezeouts and Going Dark)

•         Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

✓ Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

✓ Cash-out value;

✓ Whether the interests of continuing and cashed-out shareholders are balanced; and

✓ The market reaction to public announcement of transaction.

Joint Ventures	Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations

•         Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

• Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach”.

Private Placements/ Warrants/Convertible Debentures

•         Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis, taking into consideration: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

• Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Continued on next page B-33

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mergers and Corporate Restructurings

Spin-offs	Votes on spin-offs should be considered on a CASE-BY-CASE basis considering:

• Tax and regulatory advantages

• Planned use of the sale proceeds

• Valuation of spin-off

• Fairness opinion

• Benefits to the parent company

• Conflicts of interest

• Managerial incentives

• Corporate governance changes

• Changes in the capital structure.

Value Maximization Proposals	Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

State of Incorporation

Control Share Acquisition Provisions	• Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

• Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

• Generally vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions	Generally vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions	Generally vote FOR proposals to opt out of state disgorgement provisions.

Continued on next page B-34

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

State of Incorporation

Fair Price Provisions

•         Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

• Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions	Generally vote FOR proposals to opt out of state freezeout provisions.

Greenmail	• Generally vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

• Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

•         Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

• Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions	Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes	Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Continued on next page B-35

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Capital Structure

Adjustments to Par Value of Common Stock	Generally vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization	• Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•         Generally vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•         In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, generally vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

✓ Rationale;

✓ Good performance with respect to peers and index on a five-year total shareholder return basis;

✓ Absence of non-shareholder approved poison pill;

✓ Reasonable equity compensation burn rate;

✓ No non-shareholder approved pay plans; and

✓ Absence of egregious equity compensation practices.

Dual-class Stock	• Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

• Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

✓ It is intended for financing purposes with minimal or no dilution to current shareholders

✓ It is not designed to preserve the voting power of an insider or significant shareholder

Continued on next page B-36

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Capital Structure

Issue Stock for Use with Rights Plan	Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights	Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

•         Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

• Generally vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

•         Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

• Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•         Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization	Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Continued on next page B-37

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Capital Structure

Reverse Stock Splits	• Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

• Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

•         Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs	Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends	Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock	Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

Continued on next page B-38

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Equity Compensation Plans	Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:

✓ The total cost of the company’s equity plans is unreasonable;

✓ The plan expressly permits the repricing of stock options without prior shareholder approval;

✓ There is a disconnect between CEO pay and the company’s performance;

✓ The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

✓ The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans	• Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans;

• Generally vote FOR the plan if certain factors are met (see Director Compensation section).

Repricing Provisions

•         Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval, even if the cost of the plan is reasonable. Also, generally WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

• Generally vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Continued on next page B-39

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Pay-for Performance Disconnect	• Generally vote AGAINST plans in which:
✓ there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

✓ the main source of the pay increase (over half) is equity-based, and

✓ the CEO is a participant of the equity proposal.

• Generally WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

•         On a CASE-BY-CASE basis, generally vote for equity plans and for compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary generally includes all of the following:

✓ The compensation committee has reviewed all components of the CEO’s compensation, including the following:

✓ Base salary, bonus, long-term incentives;

✓ Accumulative realized and unrealized stock option and restricted stock gains;

✓ Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

✓ Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

✓ Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

Continued on next page B-40

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Pay-for Performance Disconnect (Continued)

•         The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

•         The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•         The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[1] or performance-accelerated grants.[2] Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

[1]

Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

[2]

Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Continued on next page B-41

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Pay-for Performance Disconnect (Continued)	• The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•         The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

•         Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

•         However, generally vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2% whichever is greater), assuming all other conditions for voting FOR the plan have been met.

• If a company fails to fulfill its burn rate commitment, generally vote to WITHHOLD from the compensation committee.

Continued on next page B-42

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Poor Pay Practices	• Generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

•         Generally WITHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes.

✓ Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants;

✓ Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

✓ Huge bonus payouts without justifiable performance linkage or proper disclosure;

✓ Performance metrics that are changed (e.g. cancelled or replaced during the performance period without adequate explanation of the action and the link to performance);

✓      Egregious pension/SERP (supplemental executive retirement plans) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

✓ New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

✓ Excessive severance provisions (e.g., including excessive change in control payments);

✓ Change in control payouts without loss of job or substantial diminution of job duties;

✓ Internal pay disparity;

✓ Options backdating (covered in a separate policy); and

✓ Other excessive compensation payouts or poor pay practices at the company.

Continued on next page B-43

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

401(k) Employee Benefit Plans	Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation	• Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

•         On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Generally vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

✓ Director stock ownership guidelines with a minimum of three times the annual cash retainer.

✓ Vesting schedule or mandatory holding/deferral period:

✓ A minimum vesting of three years for stock options or restricted stock; or

✓ Deferred stock payable at the end of a three-year deferral period.

✓ Mix between cash and equity:

✓ A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

✓ If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

✓ No retirement/benefits and perquisites provided to non-employee directors; and

✓      Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Continued on next page B-44

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Director Retirement Plans	• Generally vote AGAINST retirement plans for non-employee directors.

• Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)	Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans – Qualified Plans	• Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

✓ Purchase price is at least 85 percent of fair market value;

✓ Offering period is 27 months or less; and

✓ The number of shares allocated to the plan is ten percent or less of the outstanding shares.

• Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

✓ Purchase price is less than 85 percent of fair market value; or

✓ Offering period is greater than 27 months; or

✓ The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Continued on next page B-45

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Employee Stock Purchase Plans-Non-Qualified Plans	• Vote CASE-by-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

✓ Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

✓ Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

✓ Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

✓ No discount on the stock price on the date of purchase since there is a company matching contribution.

•         Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•         Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

• Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•         Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

•         Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Continued on next page B-46

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Options Backdating	In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Generally WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Continued on next page B-47

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Option Exchange Programs/Repricing Options	• Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

✓ Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term; ;

✓ Rationale for the re-pricing—was the stock price decline beyond management’s control? ;

✓ Is this a value-for-value exchange? ;

✓ Are surrendered stock options added back to the plan reserve? ;

✓ Option vesting—does the new option vest immediately or is there a black-out period? ;

✓ Term of the option—the term should remain the same as that of the replaced option;

✓ Exercise price—should be set at fair market or a premium to market;

✓ Participants—executive officers and directors should be excluded.

•         If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

• Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash	• Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

• Generally vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

•         Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Continued on next page B-48

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Transfer Programs of Stock Options	• One-time Transfers: generally WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

• Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

✓ Executive officers and non-employee directors are excluded from participating;

✓      Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

✓ There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

•         Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Advisory Vote on Executive Compensation (Say-on-Pay)	Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants-Disclosure of Board or Company’s Utilization	Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Continued on next page B-49

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

•         Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

• Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

• Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

•         Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing	Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposals call for:

•         the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

•         the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

• the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Continued on next page B-50

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Pay for Superior Performance (continued)	Generally consider the following factors in evaluating this proposal:
• What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•         If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

• Can shareholders assess the correlation between pay and performance based on the current disclosure?

• What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards	Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps;

•         First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•         Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, generally vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, generally vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

Generally vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Continued on next page B-51

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Executive and Director Compensation

Severance Agreements for Executives/Golden Parachutes

•         Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

• Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

✓ The triggering mechanism should be beyond the control of management;

✓ The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

✓      Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Continued on next page B-52

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights	• Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

✓ The company is conducting animal testing programs that are unnecessary or not required by regulation;

✓ The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

✓ The company has been the subject of recent, significant controversy related to its testing programs.

• Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

✓ The company has already published a set of animal welfare standards and monitors compliance

✓ The company’s standards are comparable to or better than those of peer firms, and

✓ There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing	Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

• Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

✓ The existing level of disclosure on pricing policies;

✓ Deviation from established industry pricing norms;

✓ The company’s existing initiatives to provide its products to needy consumers;

✓ Whether the proposal focuses on specific products or geographic regions.

Continued on next page B-53

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

CONSUMER ISSUES AND PUBLIC SAFETY

Genetically Modified Foods

•         Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

• Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

✓ The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

✓ The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

✓ Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

✓ Any voluntary labeling initiatives undertaken or considered by the company.

• Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

✓ The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

✓ The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

✓ The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

•         Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

•         Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Continued on next page B-54

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

CONSUMER ISSUES AND PUBLIC SAFETY

Handguns	Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

•         Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

✓ The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

✓ The company’s existing healthcare policies, including benefits and healthcare access for local workers

✓ Company donations to healthcare providers operating in the region

✓      Generally vote against proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers

Continued on next page B-55

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

CONSUMER ISSUES AND PUBLIC SAFETY

Predatory Lending	Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

• Whether the company has adequately disclosed the financial risks of its subprime business

• Whether the company has been subject to violations of lending laws or serious lending controversies

• Peer companies’ policies to prevent abusive lending practices.

Tobacco	Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

• Second-hand smoke:

✓ Whether the company complies with all local ordinances and regulations

✓ The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

✓ The risk of any health-related liabilities.

✓ Advertising to youth:

✓ Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

✓ Whether the company has gone as far as peers in restricting advertising

✓ Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

✓ Whether restrictions on marketing to youth extend to foreign countries

✓ Cease production of tobacco-related products or avoid selling products to tobacco companies:

✓ The percentage of the company’s business affected

✓ The economic loss of eliminating the business versus any potential tobacco-related liabilities

Continued on next page B-56

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

CONSUMER ISSUES AND PUBLIC SAFETY

Tobacco (continued)	• Spin-off tobacco-related businesses:

✓ The percentage of the company’s business affected

✓ The feasibility of a spin-off

✓ Potential future liabilities related to the company’s tobacco business.

• Stronger product warnings:

✓ Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

• Investment in tobacco stocks:

✓ Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals	• Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

• Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

✓ Current regulations in the markets in which the company operates;

✓ Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

✓ The current level of disclosure on this topic.

• Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Continued on next page B-57

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge	Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), unless:

• New legislation is adopted allowing development and drilling in the ANWR region;

• The company intends to pursue operations in the ANWR; and

• The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles	Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

• The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

• The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

• Environmentally conscious practices of peer companies, including endorsement of CERES

• Costs of membership and implementation.

Climate Change	Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•         The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

• The company’s level of disclosure is comparable to or better than information provided by industry peers; and

• There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)	Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

• The company does not directly source from CAFOs.

Continued on next page B-58

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

ENVIRONMENT AND ENERGY

Environmental - Economic Risk Report	Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

• The feasibility of financially quantifying environmental risk factors,

• The company’s compliance with applicable legislation and/or regulations regarding environmental performance,

• The costs associated with implementing improved standards,

• The potential costs associated with remediation resulting from poor environmental performance, and

• The current level of disclosure on environmental policies and initiatives.

Environmental Reports	Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

•         Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

•         Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance	Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

• The company does not maintain operations in Kyoto signatory markets;

• The company already evaluates and substantially discloses such information; or,

• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Continued on next page B-59

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

ENVIRONMENT AND ENERGY

Land Use	Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety	Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

• The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

• The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

• The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas	Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling	Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

• The nature of the company’s business and the percentage affected

• The extent that peer companies are recycling

• The timetable prescribed by the proposal

• The costs and methods of implementation

• Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Continued on next page B-60

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

ENVIRONMENT AND ENERGY

Renewable Energy

•         Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

•         Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report	Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•         The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Continued on next page B-61

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

GENERAL CORPORATE ISSUES

Charitable/Political Contributions	• Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

✓ The company is in compliance with laws governing corporate political activities, and

✓ The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

•         Generally vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

• Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering:

✓ Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

✓ The public availability of a policy on political contributions.

•         Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

•         Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

•         Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Continued on next page B-62

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

GENERAL CORPORATE ISSUES

Disclosure of Lobbying Expenditures/Initiatives	Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Link Executive Compensation to Social Performance	Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

• The relevance of the issue to be linked to pay;

• The degree that social performance is already included in the company’s pay structure and disclosed;

• The degree that social performance is used by peer companies in setting pay;

• Violations or complaints filed against the company relating to the particular social performance measure;

• Artificial limits sought by the proposal, such as freezing or capping executive pay

• Independence of the compensation committee;

• Current company pay levels.

Continued on next page B-63

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

GENERAL CORPORATE ISSUES

Outsourcing/Offshoring	Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

• Risks associated with certain international markets;

• The utility of such a report to shareholders;

• The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles	Generally vote AGAINST proposals to implement the China Principles unless:

• There are serious controversies surrounding the company’s China operations, and

• The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports	Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

• The nature and amount of company business in that country

• The company’s workplace code of conduct

• Proprietary and confidential information involved

• Company compliance with U.S. regulations on investing in the country

• Level of peer company involvement in the country.

Continued on next page B-64

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

LABOR STANDARDS AND HUMAN RIGHTS

International Codes of Conduct/Vendor Standards

•         Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

✓ The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

✓ Agreements with foreign suppliers to meet certain workplace standards

✓ Whether company and vendor facilities are monitored and how

✓ Company participation in fair labor organizations

✓ Type of business

✓ Proportion of business conducted overseas

✓ Countries of operation with known human rights abuses

✓ Whether the company has been recently involved in significant labor and human rights controversies or violations

✓ Peer company standards and practices

✓ Union presence in company’s international factories

• Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

✓ The company does not operate in countries with significant human rights violations

✓ The company has no recent human rights controversies or violations, or

✓ The company already publicly discloses information on its vendor standards compliance.

Continued on next page B-65

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

LABOR STANDARDS AND HUMAN RIGHTS

MacBride Principles	Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

• Company compliance with or violations of the Fair Employment Act of 1989

• Company anti-discrimination policies that already exceed the legal requirements

• The cost and feasibility of adopting all nine principles

• The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

• The potential for charges of reverse discrimination

• The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

• The level of the company’s investment in Northern Ireland

• The number of company employees in Northern Ireland

• The degree that industry peers have adopted the MacBride Principles

• Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/ Offsets	Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Continued on next page B-66

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

MILITARY BUSINESS

Landmines and Cluster Bombs	Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

• Whether the company has in the past manufactured landmine components

• Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

• What weapons classifications the proponent views as cluster bombs

• Whether the company currently or in the past has manufactured cluster bombs or their components

• The percentage of revenue derived from cluster bomb manufacture

• Whether the company’s peers have renounced future production

Nuclear Weapons	Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (eg:Iran)	Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

• The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

• Compliance with U.S. sanctions and laws

Spaced-Based Weaponization	Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

• The information is already publicly available or

• The disclosures sought could compromise proprietary information.

Continued on next page B-67

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

WORKPLACE DIVERSITY

Board Diversity	• Generally vote FOR reports on the company’s efforts to diversify the board, unless:

✓ The board composition is reasonably inclusive in relation to companies of similar size and business or

✓ The board already reports on its nominating procedures and diversity initiatives.

•         Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

• Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

✓ The degree of board diversity

✓ Comparison with peer companies

✓ Established process for improving board diversity

✓ Existence of independent nominating committee

✓ Use of outside search firm

✓ History of EEO violations.

Equal Employment Opportunity (EEO)	• Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

The company has well-documented equal opportunity programs

The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has no recent EEO-related violations or litigation.

• Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Continued on next page B-68

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

WORKPLACE DIVERSITY

Equal Employment Opportunity (EEO)	• Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

✓ The company has well-documented equal opportunity programs

✓ The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

✓ The company has no recent EEO-related violations or litigation.

• Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling	Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

• The composition of senior management and the board is fairly inclusive

• The company has well-documented programs addressing diversity initiatives and leadership development

• The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

• The company has had no recent, significant EEO-related violations or litigation

Continued on next page B-69

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Corporate Responsibility

WORKPLACE DIVERSITY

Sexual Orientation

•         Generally vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

• Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

Mutual Fund Proxies

Election of Directors

•         Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so generally do not withhold for the lack of this committee.

Convert Closed-end Fund to Open-end Fund	• Vote CASE-BY-CASE on conversion proposals, considering the following factors:

✓ Past performance as a closed-end fund;

✓ Market in which the fund invests;

✓ Measures taken by the board to address the discount; and

• Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests	Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

• Past performance relative to its peers

• Market in which fund invests

• Measures taken by the board to address the issues

• Past shareholder activism, board activity, and votes on related proposals

• Strategy of the incumbents versus the dissidents

• Independence of directors

• Experience and skills of director candidates

• Governance profile of the company

• Evidence of management entrenchment

Continued on next page B-70

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mutual Fund Proxies

Investment Advisory Agreements	Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

• Proposed and current fee schedules

• Fund category/investment objective

• Performance benchmarks

• Share price performance compared to peers

• Resulting fees relative to peers

• Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares	Generally vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals	Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

• Stated specific financing purpose

• Possible dilution for common shares

• Whether the shares can be used for anti-takeover purposes.

1940 Act Policies	• Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Regulatory developments

Current and potential returns

Current and potential risk.

• Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Continued on next page B-71

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mutual Fund Proxies

Change Fundamental Restriction to Non-fundamental Restriction	Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
• The fund’s target investments

• The reasons given by the fund for the change

• The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental	Proposals to change a fund’s fundamental investment objective to non-fundamental should be evaluated on a CASE-BY-CASE basis.

Name Change Proposals	Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

• Political/economic changes in the target market

• Consolidation in the target market

• Current asset composition

Change in Fund’s Sub-classification	Votes on changes in a fund’s sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors:

• Potential competitiveness

• Current and potential returns

• Risk of concentration

• Consolidation in target industry

Disposition of Assets/ Termination/Liquidation	Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
• Strategies employed to salvage the company

• The fund’s past performance

• Terms of the liquidation.

Continued on next page B-72

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mutual Fund Proxies

Changes to the Charter Document	• Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

✓ The degree of change implied by the proposal

✓ The efficiencies that could result

✓ The state of incorporation

✓ Regulatory standards and implications.

• Vote on a CASE-BY-CASE basis for any of the following changes after considering appropriate factors in connection therewith::

✓ Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

✓ Removal of shareholder approval requirement for amendments to the new declaration of trust

✓      Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

✓      Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

✓ Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

✓ Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile	Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

• Regulations of both states

• Required fundamental policies of both states

• Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval	Vote on a CASE-BY-CASE basis for proposals authorizing the board to hire/terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

Continued on next page B-73

Proxy Voting Policies and Procedures, Continued

U.S Portfolio Security Voting Issues (continued)

Mutual Fund Proxies

Distribution Agreements	Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

• Fees charged to comparably sized funds with similar objectives

• The proposed distributor’s reputation and past performance

• The competitiveness of the fund in the industry
• Terms of the agreement.

Master-Feeder Structure	Generally vote FOR the establishment of a master-feeder structure.

Mergers	Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

• Resulting fee structure

• Performance of both funds

• Continuity of management personnel

• Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement	Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred	Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor	Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

• Performance of the fund’s NAV

• The fund’s history of shareholder relations

• The performance of other funds under the advisor’s management.

Continued on next page B-74

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Financial Results/Director and Auditor Reports	Generally vote FOR approval of financial statements and director and auditor reports, unless:
• There are concerns about the accounts presented or audit procedures used; or

• The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees	• Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

✓ There are serious concerns about the accounts presented or the audit procedures used;

✓ The auditors are being changed without explanation; or;

✓ Nonaudit-related fees are substantial or are routinely in excess of standard annual audit related fees.

• Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors	Generally vote FOR the appointment or reelection of statutory auditors, unless:
• There are serious concerns about the statutory reports presented or the audit procedures used;

• Questions exist concerning any of the statutory auditors being appointed; or

• The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income	Generally vote FOR approval of the allocation of income, unless:

• The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

• The payout is excessive given the company’s financial position.

Continued on next page B-75

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Stock (Scrip) Dividend Alternative	• Generally vote FOR most stock (scrip) dividend proposals.
• Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term	Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership	Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business	Generally vote AGAINST other business when it appears as a voting item.

Director Elections	• Generally vote FOR management nominees in the election of directors, unless:

✓ Adequate disclosure has not been provided in a timely manner;

✓ There are clear concerns over questionable finances or restatements;

✓ There have been questionable transactions with conflicts of interest;

✓ There are any records of abuses against minority shareholder interests; and

✓ The board fails to meet minimum corporate governance standards.

• Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

• Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

• Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

• Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Continued on next page B-76

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Director Compensation	• Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

• Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

• Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

• Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management	• Generally vote FOR discharge of the board and management, unless:
✓ There are serious questions about actions of the board or management for the year in question; or

✓ Legal action is being taken against the board by other shareholders.

• Generally vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions	• Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
• Generally vote AGAINST proposals to indemnify auditors.

Board Structure	• Generally vote FOR proposals to fix board size.

• Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

• Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests	General Issuances:

• Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

• Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

• Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Continued on next page B-77

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Increases in Authorized Capital

•         Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

• Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

✓ The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

✓ The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

• Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital	• Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

• Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures	• Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

• Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

•         Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•         Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

• Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

• Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

• Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Continued on next page B-78

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Debt Issuance Requests	• Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

•         Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

• Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans	Generally vote FOR share repurchase plans, unless:
• Clear evidence of past abuse of the authority is available; or
• The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased	Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value	Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Continued on next page B-79

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Mergers and Acquisitions	Vote CASE-BY-CASE on mergers and acquisitions generally taking into account the following;

• Evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

✓      Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

✓ Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

✓      Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

✓      Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

✓      Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Continued on next page B-80

Proxy Voting Policies and Procedures, Continued

Non-U.S. Proxy Voting Guidelines

Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities	Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions	Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans	Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals	Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Continued on next page B-81

Boyd Watterson Asset Management, LLC

Proxy Voting Policy and Procedures

I. General Policy

It is the policy of Boyd Watterson Asset Management, LLC (“BWAM”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom Boyd Watterson Asset Management, LLC provides discretionary investment management services and have authority to vote their proxies.

BWAM may vote proxies as part of its authority to manage, acquire and dispose of account assets. BWAM will not vote proxies if the advisory agreement does not provide for BWAM to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, BWAM’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, BWAM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, BWAM may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide BWAM with a statement of proxy voting policy. In these situations, BWAM will seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of BWAM.

I. Procedures for Voting Proxies

These procedures are adopted by the Investment Policy Committee pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.9

To assist BWAM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, BWAM has retained the proxy voting and recording services of ProxyEdge (“PE”). PE is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BWAM include vote execution, reporting, and recordkeeping.

BWAM notifies the client’s custodian to forward proxies to PE and BWAM will notify PE of any changes to existing client accounts with respect to proxy voting obligations.

. Evaluation and Voting

The Proxy Committee shall designate one or more employees of BWAM (each a “designated employee”) to review each proxy received by BWAM for which BWAM has the responsibility to vote and to ensure that all proxies are voted according to BWAM’s guidelines.

[9]	Including Rule 206(4)-6 under the Investment Advisers Act of 1940.

The designated employee will maintain a written record with respect to each proxy setting out:

1.	The issues presented in the proxy materials;

2.	The interests of BWAM, if any, in those issues;

3.	How the proxy was voted through PE’s proxy services;

The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted. The Proxy Committee may submit the matter to the Investment Policy Committee for direction to the voting of the proxy.

In cases where a client has asked BWAM for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

1. Endorse the memorandum for delivery to the client;

2. Return the memorandum for further consideration; or

3. In the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice BWAM should provide to the client with respect to the proxy.

.Conflicts of Interest

The term “conflict of interest” refers to a situation in which Boyd Watterson Asset Management, LLC has a financial interest in a matter presented by a proxy other than the obligation BWAM incurs as investment adviser and any other client which may compromise BWAM’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1. Companies affiliated with directors or offices of BWAM.

2. Companies that maintain significant business relationships with BWAM or their affiliate is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, BWAM’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

All votes submitted by BWAM on behalf of its clients are not biased in any way by other clients of BWAM. For example, the fact that XYZ Corporation is a client of BWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

.Reporting and Disclosure for Boyd Watterson Asset Management, LLC

Once each year, the Proxy Committee shall report to the Investment Policy Committee a record of each proxy voted during the year. With respect to those proxies that have been identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Boyd Watterson Asset Management, LLC shall disclose within its Form ADV how clients can obtain information on how their securities were voted. Boyd Watterson Asset Management, LLC Inc. shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

.Recordkeeping

BWAM and PE shall retain records relating to the voting of proxies, including:

1. A copy of this proxy voting policy and procedures.

2. A copy of each proxy statement received by BWAM regarding portfolio securities in BWAM client accounts.

3. A record of each vote cast by BWAM on behalf of a client.

4. A copy of each written client request for information on how BWAM voted proxies on behalf of the client account, and a copy of any written response by BWAM to the client account.

5. A copy of any document prepared by BWAM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

BWAM shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by BWAM maintained at PE. BWAM shall obtain an undertaking from PE to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of BWAM.

Proxy Committee Members

Debbie Leet

Rick Stephens

Raj Babbar

Designated Employees (to review each proxy received by BWAM for which BWAM has the responsibility to vote and to ensure that all proxies are voting according to BWAM’s guidelines):

Debbie Leet

Julius Baer Investment Management LLC

PROXY VOTING PROCEDURES

January 17, 2006

A. General

It is the policy of Julius Baer Investment Management LLC (“JBIM”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for JBIM provides discretionary investment management services and have authority to vote their proxies.

JBIM may vote proxies as part of its authority to manage acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, JBIM’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B. Proxy Oversight Committee

In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of JBIM’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.

C. Procedures

JBIM Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.

To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. The ISS predetermined guidelines are list as Appendix B.

In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. OPS will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

C. Conflicts of Interest

JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

(i)	A principal of JBIM or any person involved in the proxy decision-making process currently serves on the company’s Board

(ii)	An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM

Under such circumstances, JBIM will vote in accordance with ISS’ predetermined guidelines, except as described below in section D.

D. ISS Overrides

JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so, JBIM Portfolio Management retains the ability through an online platform (VOTEX) to override any such vote that it believes would be in a client’s best interest. In cases where JBIM

Portfolio Management believes there may be an actual or perceived conflict of interest, the manager must prepare documentation of the investment rationale for the decision, the conflict of interest and the method in which the conflict would be addressed and present all such documentation to the Committee prior to providing voting instructions to ISS. The Committee shall consider all such information and either approve or disapprove the portfolio manager’s request. Committee minute and all such documentation shall be maintained as part of the firm’s books and records.

E. Monitoring

ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). JBIM Portfolio Management will provide the JBIM’s CCO with a written explanation of the reason for the exception. All such records shall be maintained as part for the firm’s books and records.

F. Reporting and Disclosure for JBIM

Once each year, JBIM shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that JBIM has identified as involving a conflict of interest, JBIM, LLC shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

a. Recordkeeping

JBIM shall retain records relating to the voting of proxies, including:

6. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

7. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.

8. A record of each vote cast by JBIM on behalf of a client.

9. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.

10. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

JBIM shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintain its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.

APPENDIX A

List of Members of Proxy Oversight Committee

JBIM Operations

CCO of JB Funds

CCO of JBIM

MORGAN STANLEY INVESTMENT MANAGEMENT

. PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Proxy Voting Policy and Procedures”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor

Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.	Management Proposals

1.	When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals to limit Directors’ liability and/or broaden indemnification of Directors.

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s Board members be independent Directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

•	Proposals to eliminate cumulative voting.

•	Proposals to eliminate preemptive rights.

•	Proposals for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

(i)	A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

(ii)	A direct conflict exists between the interests of the nominee and the public shareholders; or

(iii)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

3.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

Capitalization changes

•	Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

•

Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•

Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option Plans and other employee ownership plans.

•	Proposals for the establishment of employee retirement and severance plans

Anti-Takeover Matters

•	Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•

Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

4.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

•	Proposals to establish cumulative voting rights in the election of directors.

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

5.	The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

. Corporate Transactions

•

Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.

•

Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i)	The stock option plan should be incentive based;

(ii)	For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii)	For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•

Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.	Shareholder Proposals

1.	The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

•	Proposals requiring auditors to attend the annual meeting of shareholders.

•	Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company’s members be comprised of independent and unaffiliated Directors.

•	Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

•	Proposals requiring confidential voting.

•	Proposals to reduce or eliminate supermajority voting requirements.

•	Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

•	Proposals to require the company to expense stock options.

2.	The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Proposals requiring shareholder approval for bylaw or charter amendments.

•	Proposals requiring shareholder approval of executive compensation.

•	Proposals requiring shareholder approval of golden parachutes.

•	Proposals to eliminate certain anti-takeover related provisions.

•	Proposals to prohibit payment of greenmail.

3.	The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

•	Proposals to declassify the Board of Directors (if management supports a classified board).

•	Proposals requiring a U.S. company to have a separate Chairman and CEO.

•

Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•

Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions.

•	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.